UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22488

Blackstone Long-Short Credit Income Fund
(exact name of Registrant as specified in charter)

345 Park Avenue
New York, New York 10154
(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Patricia Leeson
Blackstone Alternative Credit Advisors LP
345 Park Avenue
New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1. Report to Stockholders.

(a)

Blackstone

Blackstone
Senior Floating Rate 2027 Term Fund
(NYSE: BSL)

Blackstone
Long-Short Credit Income Fund
(NYSE: BGX)

Blackstone
Strategic Credit 2027 Term Fund
(NYSE: BGB)

Semi-Annual Report
June 30, 2026

Table of Contents

Manager Commentary	2
Fund Summary	5
Portfolio of Investments	14
Statement of Assets and Liabilities	71
Statement of Operations	72
Statements of Changes in Net Assets	73
Statement of Cash Flows	74
Financial Highlights	75
Notes to Financial Statements	85
Summary of Dividend Reinvestment Plan	100
Additional Information	101
Approval of Investment Advisory Agreement	103
Trustees & Officers	107

Blackstone Credit & Insurance Funds	Manager Commentary
June 30, 2026 (Unaudited)

To Our Shareholders:

US credit markets in 2026 followed a familiar pattern: absorbing a significant shock in the first quarter before recovering in the second. This year, markets faced not one disruption, but two — the accelerating impact of artificial intelligence and the conflict in the Middle East.

Spiraling energy prices reignited inflation fears, weighing on global growth and pushing the S&P 500 to its worst monthly performance since 2022 in March, down 5%, with the VIX and MOVE indices returning to last April’s Liberation Day levels.1 Uncertainty over the energy shock’s longer-term economic impact drove the 10Y Treasury to an annual peak of 4.6% in May before it recovered to 4.4% by the end of June.2

6-Month Total Returns as of June 30, 2026
U.S. Loans (Morningstar LSTA U.S. Leveraged Loan Index)	1.31%
U.S. High Yield Bonds (Bloomberg U.S. High Yield Index)	1.96%
3-month Treasury Bills (Bloomberg U.S. Treasury Bellwethers: 3 Month)	1.77%
10-year Treasuries (Bloomberg U.S. Treasury Bellwethers: 10 Year)	-0.14%
U.S. Aggregate Bonds (Bloomberg U.S. Aggregate Index)	0.62%
U.S. Investment Grade Bonds (Bloomberg U.S. Corporate Investment Grade Index)	0.86%
Emerging Markets (Bloomberg EM USD Aggregate Index)	2.03%

Sources: Bloomberg, Pitchbook/LCD

Past Performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index..

Nonetheless, liquid credit markets rebounded from their Q1 losses to deliver positive returns over the first half, supported by ceasefire hopes, strong Q1 earnings, the AI hyperscale-led capex cycle, and fundamental strength. High yield returned 2% over the first half, forging ahead of loans at 1.31% and CLO BBs at 1.8%.3

Dispersion was the defining theme, playing out across credit asset classes, sectors, and ratings cohorts. Loans bore the brunt of the software selloff given their greater sector exposure, while higher energy prices added a further dimension — supporting energy names while weighing on airlines and building materials.4 Bifurcation between higher- and lower-rated assets became increasingly pronounced through Q2.

Renewed opportunities emerged amid the volatility: February’s software selloff created attractive entry points into resilient assets with perceived competitive moats for investors able to distinguish between assets facing genuine disruption risk and those able to adapt and thrive.5 Among them, CLO buyers moved to buy the dip to ramp new deals while simultaneously repositioning portfolios.

Diving into the Data

In loans, average prices ended the first half at $94.96, 167bps below the start of the year.6 It was a tale of two markets however: software loans closed the first half at $85.65 — 11 points below non-software loans at $96.67 — and have lost 6.31% YTD versus the 1.31% gain for the broader index.7 Double-Bs outperformed with a 2.54% gain, while the share of loans priced below $80 rose to 6.9% from 4.4% in January.8

At $462 billion, institutional loan supply tracked closely with last year, with opportunistic and amendment activity still dominating the more-limited buyout and M&A-related deals as private equity dealmaking fell to its second-lowest level in eight years in Q2.9 The new-money supply that did materialize was generally concentrated in a small number of high-profile jumbo transactions, including the largest institutional loan since the global financial crisis (“GFC”), Warner Bros’ $13 billion term loan.10 $195 billion of loans were repriced in the first six months after the par-plus cohort rose to the mid-60s in January and above 40% in April and May, while sponsors also looked to chip away at the maturity wall.11

Demand was mixed and led to a weaker technical backdrop as the first half of 2026 progressed. A stream of IPOs led to elevated repayments,12 while retail fund flows were negative at -$4.3 billion following heavy drawdowns in February and March.13

CLO issuance ran 18% behind last year at $80.3 billion14 as CLO managers prioritized optimizing existing higher spread transactions into tightening liability spreads. Refinancings at $60.87 billion are 20% ahead of last year, while resets at $83.86 billion, though lagging 2025, are elevated by historical standards.15 US CLO ETF inflows were up roughly 25% YoY pushing AUM to ~$45 billion.16

Top tier CLO AAA coupons compressed to 119bps in Q1 before widening again to 123bps over the second quarter, with funding costs nudging from about 156bps in Q1 to 158bps in Q2 keeping the equity arbitrage in focus.17 On a relative basis, CLO AAA spreads at ~120bps remain compelling compared with corporate debt at ~80bps.18

In high yield, technicals remained a key driver, helping spreads recover from March’s wides of 335bps to 257bps in Q2 — within a few basis points of their historical tights — before edging wider in June.19 Yields at ~7%, at their 63rd post-GFC percentile continue to offer compelling nominal income even as spread compensation looks limited.20 Similar to loans, higher-rated bonds outperformed their lower rated cohorts. Technical strength came despite supply outweighing demand for the first time in six years, as refinancings remained the key driver.21 Still, the year’s $181 billion of high yield issuance ran 22% ahead of last year’s pace, fueled by AI urgency and a five-year high for M&A/LBO volume.22 Demand, as measured by retail fund flows, came under pressure from the macro and geopolitical backdrop with YTD flows of $1.27 billion only just edging into the black in June.23

2	www.blackstone.com/bxci-closed-end-funds

Blackstone Credit & Insurance Funds	Manager Commentary
June 30, 2026 (Unaudited)

Outlook

We remain cautiously optimistic heading into the second half, supported by a broadly constructive macro backdrop underpinned by the substantial AI capex cycle. Q1 earnings underscored the fundamental resilience of the US economy: growth is solid, and labor markets are balanced and improving. Inflation faces some near-term headwinds, but wage moderation, shelter disinflation, and strong productivity point to cooling over time.24

We believe corporate balance sheets remain healthy with leveraged loan credit fundamentals improving again over the first quarter, particularly across coverage metrics, while revenues and EBITDA expanded at the highest and second highest rate in the three-plus years.25 US high-yield corporate balance sheets remain in decent condition despite a modest erosion in credit metrics.26 Defaults remain broadly benign. The par-weighted loan default rate declined over the first half to 2.29%, its lowest level in over three years, while the high yield default rate has edged up to 2.67%, both still well below long term and post-GFC averages.27

A more hawkish Fed and elevated rate environment should support an ongoing carry benefit across floating rate loans and CLOs, while high yield remains resilient and high quality —a record 55% of the index is now rated BB. M&A is warming back up with US volumes up 64% YoY, although this will take time to feed through to the leveraged finance markets, where the near-term new money supply remains limited.28

That said, persistent concerns over the impact of AI, volatile energy prices, the durability of consumer spending, and ultimate recoveries have pressured specific sectors and led to the largest percentage of distressed assets in loans since the COVID-19 pandemic. We continue to closely monitor the pace of AIdriven sector disruption as it reshapes competitive dynamics across software and technology-enabled credits. We expect further volatility to create better entry points ahead, a dynamic that will likely be exacerbated by the 2028 maturity wall and the risk of liability management exercises.

Ultimately, this environment reinforces the notion that manager selection matters and requires a highly proactive approach to credit selection and portfolio management. Periods of disruption and rapid technological change tend to reward credit managers with scale, experience, and a proven ability to act decisively when the opportunity presents itself.

At Blackstone Credit & Insurance, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-credit.com.

Sincerely,

Blackstone Liquid Credit Strategies LLC

All figures are approximate and as of June 30, 2026, unless otherwise indicated. The words “we”, “us”, and “our” refer to BSL, BGX and BGB, unless the context requires otherwise. In all other instances, including with respect to current and forward-looking views and opinions of the market and BSL, BGX and BGB’s portfolio and performance positioning, these terms refer to BSL’s, BGX’s and BGB’s adviser, Blackstone Liquid Credit Strategies LLC.

Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BSL’s, BGX’s and BGB’s financial estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BSL, BGX and BGB believe these factors include but are not limited to those described under the section entitled “Risk Factors” in their prospectuses and annual reports for the most recent fiscal year, and any such updated factors included in their periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC's website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BSL’s, BGX’s and BGB’s prospectus and other filings). Except as otherwise required by federal securities laws, BSL, BGX and BGB undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Semi-Annual Report | June 30, 2026	3

Blackstone Credit & Insurance Funds	Manager Commentary
June 30, 2026 (Unaudited)

[1]	BBG SPX, VIX, MOVE Indices, as of June 5, 2026.
[2]	BBG SPX Index, USGG 10Y Index, as of May 29, 2026.
[3]	Morningstar LSTA US LL Index, BBG US HY Bond Index, as of June 30, 2026.
[4]	JP Morgan Credit Strategy Weekly, as of June 5, 2026.
[5]	Represents Blackstone's view of the current market environment as of the date appearing in this material only, which is subject to change.
[6]	Pitchbook LCD, June Loan Wrap, as of July 1, 2026.
[7]	Pitchbook LCD, June Loan Wrap, as of July 1, 2026.
[8]	Morningstar LSTA US LL Index, as of June 30, 2026.
[9]	Data through June 26, 2026. Pitchbook LCD, Q2 US Loan Market Wrap: PE drought and software rout redefine the market, as of June 26, 2026.
[10]	Data through June 26, 2026. Pitchbook LCD, Q2 US Loan Market Wrap: PE drought and software rout redefine the market, as of June 26, 2026.
[11]	Pitchbook LCD, Q2 US Loan Market Wrap: PE drought and software rout redefine the market, as of June 26, 2026.
[12]	Pitchbook LCD, US Credit Markets Weekly Wrap, as of June 25, 2026.
[13]	Morningstar Direct, via Pitchbook LCD News, as of June 24, 2026.
[14]	Pitchbook LCD, June Loan Wrap, as of July 1, 2026.
[15]	Pitchbook LCD, Global CLO Roundup, as of June 30, 2026.
[16]	Deutsche Bank Mid-Year CLO Report, Pitchbook LCD Q2 CLO Wrap, as of June 29, 2026.
[17]	Pitchbook LCD Global CLO Roundup as of June 30, 2026, Q2 CLO Wrap, as of June 29, 2026.
[18]	JP Morgan DataQuery and Bloomberg Corporate IG Index, as of June 30, 2026.
[19]	BBG US HY Bond Index, as of June 30, 2026.
[20]	Barclays Research, US Credit Alpha, as of June 5, 2026.
[21]	JPM High-Yield and Leveraged Loan Morning Intelligence, as of June 25, 2026.
[22]	Q2 US HY Wrap: AI and M&A spark elevated issuance as wartime spreads hold firm, as of June 24, 2026.
[23]	Pitchbook LCD, HY Monthly, as of July 7, 2026.
[24]	Office of the CIO, 2026 Mid-Year Investment Perspectives, as of June 30, 2026.
[25]	JP Morgan, 1Q26 Leveraged Loan Credit Fundamentals: Credit metrics for US Leveraged Loan issuers are improving despite continued erosion in CCCs, as of June 22, 2026.
[26]	JP Morgan, 1Q26 High Yield Credit Fundamentals: US High-Yield earnings strong on the surface, but cracks emerging underneath, as of June 11, 2026.
[27]	JP Morgan, US Default Monitor, as of July 1, 2026.
[28]	Blackstone Investment Strategy, Capital Markets Remain Healthy, Pattern Recognition series, as of June 6, 2026. M&A data represents year-to-date cumulative activity through June 4, 2026, compared to prior year.

4	www.blackstone.com/bxci-closed-end-funds

Blackstone Senior Floating Rate 2027 Term Fund	Fund Summary
June 30, 2026 (Unaudited)

Blackstone Senior Floating Rate 2027 Term Fund

Fund Overview

Blackstone Senior Floating Rate 2027 Term Fund (“BSL” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage, which may increase risk to the Fund. The Fund has a limited term, and absent shareholder approval to extend the life of the Fund, the Fund will dissolve on or about May 31, 2027.

Portfolio Management Commentary

Fund Performance

As of June 30, 2026, BSL outperformed its benchmark, the Morningstar LSTA Leveraged Loan Index (“Morningstar LLI”), on a Net Asset Value (“NAV”) per share basis for the ten-year, and since inception periods and underperformed its benchmark for the six-month, one-year, three-year, and five-year periods. On a share price basis, the Fund outperformed its benchmark for the three-year and ten-year periods and underperformed its benchmark for the six-month, one-year, five-year and since inception periods. The shares of the Fund traded at an average discount to NAV of 3.5% for the six months ending June 30, 2026, compared to its peer group average discount of 6.2% over the same period.

NAV Performance Factors

The Fund’s underperformance relative to the benchmark for the six months ending June 30, 2026 was primarily attributable to credit selection within the Fund’s loan allocation. The Fund’s allocation to CLO securities contributed positively to its relative performance during the period. By issuer, the largest positive contributors to performance were ACProducts Holdings Inc, Midwest Physician Administrative Services LLC, and Envision Healthcare Corp. The most significant detractors were Atlas CC Acquisition Corp, Fortna Group Inc, and Cornerstone OnDemand Inc.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund. The Fund’s largest sector overweights were financial services, commercial & professional services, and software & services; the largest sector underweights included capital goods, media & entertainment, and materials. The Fund slightly increased its asset allocation to CLO securities and decreased its exposure to loans during the period.

Semi-Annual Report | June 30, 2026	5

Blackstone Senior Floating Rate 2027 Term Fund	Fund Summary
June 30, 2026 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone.com/bxci-closed-end-funds.

Value of a $10,000 Investment

BSL Total Return (as of June 30, 2026)

	6 months	1 Year	3 Year†	5 Year†	10 Year†	Since Inception†
NAV*	-2.11%**	0.14%	6.88%	4.28%	5.91%	5.44%
Market Price*	-0.83%	-1.93%	9.77%	3.81%	6.08%	4.93%
Morningstar LSTA US Leveraged Loan Index	1.31%	4.36%	7.55%	6.01%	5.50%	5.15%

†	Annualized.
*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of June 30, 2026 may differ from the net asset value for financial reporting purposes.

6	www.blackstone.com/bxci-closed-end-funds

Blackstone Senior Floating Rate 2027 Term Fund	Fund Summary
June 30, 2026 (Unaudited)

BSL’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BSL’s Moody’s Rating*

*	For more information on Moody's ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	7.11%
Current Dividend Yield^	8.15%
Effective Duration^^	0.13 yr
Average Position*	0.27%
Leverage*	32.59%

^	Using current dividend rate of $0.088/share and market price/share as of June 30, 2026.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*

Bain Capital Credit Clo, Limited	0.8%
Midocean Credit Clo	0.8%
Vantor Holdings Inc	0.8%
Flutter Entertainment PLC	0.7%
ACProducts Holdings Inc	0.7%
OAK-Eagle Acquireco Inc	0.7%
Fortress Intermediate 3 Inc	0.7%
Element Materials Technology Group US Holding Inc	0.7%
Freeport Lng Investments	0.7%
Baldwin Insurance Group	0.7%
Top 10 Issuer	7.3%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	11.5%
Professional Services	7.4%
Financial Services#	6.7%
Capital Markets	5.6%
Health Care Providers & Services	5.5%
Top 5 Industries	36.7%

*	As a percentage of Managed Assets.
^	Global Industry Classification Schema ("GICS")
#	Includes 6.7% of CLO Securities as a percentage of Managed Assets.

Semi-Annual Report | June 30, 2026	7

Blackstone Long-Short Credit Income Fund	Fund Summary
June 30, 2026 (Unaudited)

Blackstone Long-Short Credit Income Fund

Fund Overview

Blackstone Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in first- and second-lien secured loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds.

Portfolio Management Commentary

Fund Performance

As of June 30, 2026, BGX outperformed a composite weighting of the Morningstar LLI and the Bloomberg U.S. High Yield Index (“Bloomberg HYI”) (85% loans, 15% high yield bonds) on a NAV per share basis for the three-year, ten-year and since inception periods and underperformed its benchmark for the six-month, one-year, and five-year periods. On a share price basis, the Fund outperformed its benchmark for the three-year and ten-year periods and underperformed its benchmark for the six-month, one-year, five-year, and since inception periods. The shares of the Fund traded at an average discount to NAV of 10.9% for the six months ending June 30, 2026, compared to its peer group average discount of 7.1% over the same period.

NAV Performance Factors

The Fund’s underperformance relative to the benchmark for the six months ended June 30, 2026 was primarily attributable to security selection within the Fund’s loan allocation. The Fund’s overweight allocation to CLO securities contributed positively to the Fund’s performance during the period. By issuer, the largest positive contributors to performance were Loyalty Ventures Inc, Envision Healthcare Group, and Radiate Holdco LLC. The most significant detractors were Atlas CC Acquisition Corp, Fortna Group Inc, and Ivanti Software Inc.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund. The Fund’s largest sector overweights were financial services, commercial & professional services, and software & services; the largest sector underweights included media & entertainment, capital goods, and consumer services. The Fund decreased its allocation to high yield bonds and increased its exposure to loans and CLO securities during the period.

8	www.blackstone.com/bxci-closed-end-funds

Blackstone Long-Short Credit Income Fund	Fund Summary
June 30, 2026 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone.com/bxci-closed-end-funds.

Value of a $10,000 Investment

BGX Total Return (as of June 30, 2026)

	6 months	1 Year	3 Year†	5 Year†	10 Year†	Since Inception†
NAV*	-1.59%**	1.67%	7.83%	4.29%	6.37%	5.68%
Market Price*	-3.36%	-4.59%	8.32%	2.44%	6.41%	4.57%
85% Morningstar LSTA US Leveraged Loan Index, 15% Bloomberg U.S. High Yield Index	1.41%	4.60%	7.76%	5.75%	5.56%	5.00%

†	Annualized.
*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of June 30, 2026 may differ from the net asset value for financial reporting purposes.

Semi-Annual Report | June 30, 2026	9

Blackstone Long-Short Credit Income Fund	Fund Summary
June 30, 2026 (Unaudited)

BGX’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGX’s Moody’s Rating*

*	For more information on Moody's ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	7.12%
Current Dividend Yield^	9.04%
Effective Duration^^	0.44 yr
Average Position*	0.16%
Leverage*	32.47%

^	Using current dividend rate of $0.082/share and market price/share as of June 30, 2026.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*

Bain Capital Credit Clo, Limited	1.1%
Midocean Credit Clo	0.9%
Gainwell Acquisition Cor	0.8%
OAK-Eagle Acquireco Inc	0.7%
Cent Clo Lp	0.6%
AI Aqua Merger Sub Inc FKA Osmosis Buyer Limited	0.6%
ACProducts Holdings Inc	0.6%
Delta Topco Inc	0.6%
Boxer Parent Company Inc	0.6%
BroadStreet Partners Inc	0.6%
Top 10 Issuer	7.2%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	11.5%
Professional Services	6.9%
Financial Services#	6.4%
Health Care Providers & Services	5.4%
Capital Markets	5.3%
Top 5 Industries	35.5%

*	As a percentage of Managed Assets.
^	Global Industry Classification Schema ("GICS")
#	Includes 6.4% of CLO Securities as a percentage of Managed Assets.

10	www.blackstone.com/bxci-closed-end-funds

Blackstone Strategic Credit 2027 Term Fund	Fund Summary
June 30, 2026 (Unaudited)

Blackstone Strategic Credit 2027 Term Fund

Fund Overview

Blackstone Strategic Credit 2027 Term Fund (“BGB” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. The Fund has a limited term and will dissolve on or about September 15, 2027, absent shareholder approval to extend such term.

Portfolio Management Commentary

Fund Performance

As of June 30, 2026, BGB outperformed a composite weighting of the Morningstar LLI and the Bloomberg HYI (75% loans, 25% high yield bonds) on a NAV per share basis for the three-year, five-year, ten-year, and since-inception periods, and underperformed its benchmark for the six-month period. On a share price basis, the Fund outperformed its benchmark for the three-year and ten-year periods and underperformed its benchmark for the six-month, one-year, five-year, and since-inception periods. The shares of the Fund traded at an average discount to NAV of 4.5% for the six months ending June 30, 2026, compared to its peer group average discount of 7.1% over the same period.

NAV Performance Factors

The Fund’s underperformance relative to the benchmark for the six months ended June 30, 2026 was primarily attributable to weaker performance within the Fund’s loan allocation, particularly security selection in term loans. The Fund’s overweight allocation to loans and underweight allocation to high yield bonds also detracted modestly from relative performance. Credit selection within the Fund’s high yield bond allocation contributed positively to performance during the period. By issuer, the largest positive contributors to performance were Loyalty Ventures Inc, Envision Healthcare Corp, and Radiate Holdco LLC. The most significant detractors were Atlas CC Acquisition Corp, Fortna Group Inc, and Ivanti Software Inc.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund. The Fund’s largest sector overweights were commercial & professional services, software & services, and financial services; the largest sector underweights included media & entertainment, telecommunication services and capital goods. The Fund decreased its asset allocation to high yield bonds and increased its exposure to loans during the period.

Semi-Annual Report | June 30, 2026	11

Blackstone Strategic Credit 2027 Term Fund	Fund Summary
June 30, 2026 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone.com/bxci-closed-end-funds.

Value of a $10,000 Investment

BGB Total Return (as of June 30, 2026)

	6 months	1 Year	3 Year†	5 Year†	10 Year†	Since Inception†
NAV*	-2.33%**	0.32%	7.52%	4.06%	5.63%	4.99%
Market Price*	-0.72%	1.10%	10.69%	4.42%	6.45%	4.35%
75% Morningstar LSTA US Leveraged Loan Index, 25% Bloomberg U.S. High Yield Index	1.48%	4.75%	7.89%	5.58%	5.60%	5.03%

†	Annualized.
*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of June 30, 2026 may differ from the net asset value for financial reporting purposes.

12	www.blackstone.com/bxci-closed-end-funds

Blackstone Strategic Credit 2027 Term Fund	Fund Summary
June 30, 2026 (Unaudited)

BGB’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGB’s Moody’s Rating*

*	For more information on Moody's ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	6.89%
Current Dividend Yield^	8.07%
Effective Duration^^	0.51 yr
Average Position*	0.16%
Leverage*	38.05%

^	Using current dividend rate of $0.076/share and market price/share as of June 30, 2026.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*

OAK-Eagle Acquireco Inc	0.7%
Delta Topco Inc	0.6%
ACProducts Holdings Inc	0.6%
Freeport Lng Investments	0.6%
Voyager Parent LLC	0.6%
Hyperion Refinance S.A R.L.	0.6%
Amwins Group Inc	0.6%
BroadStreet Partners Inc	0.6%
AI Aqua Merger Sub Inc FKA Osmosis Buyer Limited	0.6%
Osaic Holdings Inc	0.6%
Top 10 Issuer	6.1%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	11.0%
Professional Services	7.1%
Hotels, Restaurants & Leisure	6.1%
Capital Markets	5.7%
Health Care Providers & Services	5.7%
Top 5 Industries	35.6%

*	As a percentage of Managed Assets.
^	Global Industry Classification Schema ("GICS")

Semi-Annual Report | June 30, 2026	13

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.60%
Aerospace & Defense - 4.42%
Amentum Holdings, Inc., First Lien Term Loan 1M SOFR + 1.75%, 09/29/2031	$233,569	$233,657
Atlas CC Acquisition Corp, First Lien Term Loan:
3M SOFR + 4.50%, 05/01/2029	1,357,771	124,460
3M SOFR + 1.00%, 05/25/2029	198,006	18,150
Caci International Inc Term Loan (02/26) 1LIEN USD, First Lien Term Loan 1M SOFR + 1.75%, 03/09/2033	247,255	246,998
Galileo Parent Inc Term Loan (03/26) USD (03/33), First Lien Term Loan 6M SOFR + 4.50%, 03/03/2033	1,955,980	1,963,315
Karman Holdings, Inc., First Lien Term Loan 3M SOFR + 2.75%, 04/01/2032	1,034,487	1,039,985
LSF11 Trinity Bidco, Inc., First Lien Term Loan 1M SOFR + 2.50%, 06/14/2030	578,856	579,819
Peraton Corp., First Lien B Term Loan 3M SOFR + 3.75%, 0.75% Floor, 02/01/2028	1,542,712	1,396,155
Signia Aerospace LLC, First Lien Term Loan 3M CME TERM SOFR + 2.50%, 12/11/2031	474,561	475,454
SKYSHIELD US BIDCO LTD TERM (05/26) 1LIEN USD, First Lien Term Loan 3M SOFR + 2.50%, 06/02/2033	145,799	145,936
TransDigm, Inc., First Lien Term Loan:
1M SOFR + 2.50%, 02/28/2031	497,799	498,451
1M SOFR + 2.50%, 01/19/2032	728,196	729,099
3M SOFR + 2.50%, 02/10/2033	240,870	241,141
		7,692,620
Air Freight & Logistics - 1.31%
ECHO GLOBAL LOGISTICS INC, First Lien Term Loan 3M SOFR + 5.50%, 11/24/2028(b)	435,846	429,308
GB AIT BUYER INC TERM (04/26) 1LIEN USD (04/33), First Lien Term Loan 3M SOFR + 0.00%, 04/29/2033	789,779	791,090
Jetblue 8/24 TLB 1L, First Lien Term Loan 3M SOFR + 4.75%, 08/27/2029	693,622	619,710
STONEPEAK NILE PARENT LLC TERM (05/26) 1LIEN USD, First Lien Term Loan 3M SOFR + 2.00%, 04/09/2032	453,859	453,294
		2,293,402
Automobile Components - 1.02%
Belron Finance 2019 LLC, First Lien Term Loan 3M SOFR + 2.00%, 0.50% Floor, 10/16/2031	657,288	657,629
Tenneco, Inc., First Lien Term Loan 3M CME TERM SOFR + 5.00%, 0.50% Floor, 11/17/2028	1,128,470	1,125,790
		1,783,419
Beverages - 1.41%
PEGASUS BIDCO BV REFRESCO/PEGASUS 5/26 (USD) TERM, First Lien Term Loan 3M CME TERM SOFR + 2.50%, 07/12/2032	340,316	340,884
Primo Brands Corp., First Lien Term Loan 3M SOFR + 2.75%, 0.50% Floor, 03/31/2031	1,466,694	1,475,076
Sazerac Co Inc, First Lien Term Loan 1M SOFR + 2.00%, 07/09/2032	632,907	632,809
		2,448,769
Biotechnology - 0.30%
Alkermes Inc, First Lien Term Loan 3M SOFR + 2.75%, 08/12/2031	165,071	165,896
Barentz Intl BV, First Lien Term Loan 3M SOFR + 3.25%, 03/03/2031	363,497	361,452
		527,348
Broadline Retail - 0.73%
CHEWY INC, First Lien Term Loan 3M SOFR + 1.75%, 06/16/2033	242,697	242,849
Peer Holding III B.V., First Lien Term Loan 3M SOFR + 2.25%, 10/14/2032	318,880	319,511
Peer Holding III BV, First Lien Term Loan:
3M SOFR + 2.50%, 10/28/2030	181,991	182,583
3M SOFR + 2.50%, 07/01/2031	532,852	534,583
		1,279,526
Building Products - 0.81%
ADI GLOBAL DISTRIBUTION INC, First Lien Term Loan 3M SOFR + 0.00%, 06/16/2033(b)	115,326	115,759
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan 3M SOFR + 3.25%, 0.50% Floor, 04/12/2028	83,835	51,559

See Notes to Financial Statements.
14	www.blackstone.com/bxci-closed-end-funds

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.60% (continued)
Building Products - 0.81% (continued)
LBM Acquisition LLC, First Lien Term Loan 1M SOFR + 3.75%, 06/06/2031	$492,129	$414,092
Resideo Funding II LLC, First Lien Term Loan 6M SOFR + 2.00%, 06/13/2031	225,935	226,289
Resideo Funding Inc, First Lien Term Loan 3M SOFR + 2.00%, 08/13/2032	275,984	276,443
Wilsonart LLC, First Lien Term Loan 3M SOFR + 4.25%, 08/05/2031	356,449	323,744
		1,407,886
Capital Markets - 7.58%
Apex Group Treasury LLC, First Lien Term Loan 3M SOFR + 3.50%, 02/27/2032	1,407,292	1,336,709
Aretec Group, Inc, First Lien Term Loan 1M SOFR + 3.00%, 08/09/2030	1,596,965	1,595,423
Ascensus Holdings, Inc., First Lien Term Loan 1M SOFR + 3.00%, 0.50% Floor, 11/25/2032	1,277,264	1,249,591
Chrysaor Bidco ,SARL., First Lien Term Loan 3M SOFR + 3.00%, 10/30/2031	101,035	101,361
CITADEL SECURITIES LP TERM LOAN (06/26) USD, First Lien Term Loan 3M SOFR + 2.00%, 06/05/2033	620,247	619,601
CITCO FDG LLC TLB 1L, First Lien Term Loan 3M SOFR + 2.00%, 01/31/2033	633,309	632,179
Edelman Financial Engines Center LLC, First Lien Term Loan 1M SOFR + 4.00%, 11/28/2031	853,188	856,588
EP WEALTH ADVISORS LLC TERM (05/26) 1LIEN USD, First Lien Term Loan 3M CME TERM SOFR + 2.50%, 10/18/2032	178,280	178,652
Focus Financial Partners, LLC, First Lien Term Loan 1M SOFR + 2.50%, 09/15/2031	1,633,199	1,597,179
GTCR Everest Borrower, LLC Asset Mark 1/26 (01/26), First Lien Term Loan 3M SOFR + 2.50%, 09/05/2031	586,540	584,939
Hightower Holding LLC, First Lien Term Loan 3M SOFR + 2.75%, 02/03/2032	164,217	163,319
Hudson River Trading LLC, First Lien Term Loan 1M SOFR + 2.50%, 03/18/2030	504,258	501,399
Jane Street Group LLC, First Lien Term Loan 3M SOFR + 2.00%, 12/15/2031	252,388	250,411
Jump Financial LLC, First Lien Term Loan 3M SOFR + 3.50%, 02/26/2032	150,778	150,967
Jupiter Borrower Inc, First Lien Term Loan 3M SOFR + 0.00%, 03/25/2033	31,844	31,857
Jupiter Borrower, Inc TLB 1L, First Lien Term Loan 3M SOFR + 0.00%, 03/26/2033	294,384	294,508
KESTRA ADVISOR SERVICES HOLDINGS A INC TERM LOAN, First Lien Term Loan 1M SOFR + 2.75%, 03/24/2031	944,726	937,593
Kestra Advisor Services Holdings A, Inc., First Lien Term Loan 3M SOFR + 3.00%, 03/22/2031	70,845	70,310
Osaic Holdings Inc, First Lien Term Loan 3M SOFR + 2.50%, 07/30/2032	1,483,907	1,466,657
Osttra Group LTD, First Lien Term Loan 3M SOFR + 5.50%, 10/07/2033	161,657	160,108
Superannuation & Investments US LLC, First Lien Term Loan 1M SOFR + 2.50%, 12/01/2028	91,862	91,824
Victory Capital Holdings Inc, First Lien Term Loan 3M SOFR + 1.75%, 09/23/2032	337,904	336,982
		13,208,157
Chemicals - 2.12%
Discovery Purchaser/Bayer/Envu 8/22 TL, First Lien Term Loan 3M SOFR + 3.75%, 10/04/2029	1,195,564	1,192,438
Fortis 333 Inc, First Lien Term Loan 3M SOFR + 3.25%, 03/29/2032	365,233	364,605
NOURYON FINANCE BV, First Lien Term Loan 6M SOFR + 3.50%, 06/01/2033	262,334	262,717
Olympus Water US Holding Corp, First Lien Term Loan 3M SOFR + 3.25%, 11/03/2032	254,075	254,198
Qnity Electronics Inc, First Lien Term Loan 3M SOFR + 0.00%, 11/01/2032	506,395	508,035
SCIL USA Holdings LLC, First Lien Term Loan 3M SOFR + 4.00%, 10/29/2032	659,452	659,452
Touchdown Acquirer Inc TERM (01/26) 1LIEN USD, First Lien Term Loan 3M SOFR + 2.50%, 02/21/2031	456,673	453,200
		3,694,645
Commercial Services & Supplies - 5.08%
Action Environmental Group, Inc., First Lien Term Loan 3M SOFR + 3.00%, 0.50% Floor, 10/24/2030	1,457,604	1,443,028
Allied Universal Holdco LLC, First Lien Term Loan 1M SOFR + 3.25%, 08/20/2032	1,194,992	1,196,958
Arcwood Environmental, Inc., First Lien Term Loan 3M SOFR + 3.00%, 04/01/2033(b)	247,874	249,424
Asplundh Tree Expert LLC, First Lien Term Loan 1M SOFR + 1.75%, 05/14/2033	117,027	117,027
Belfor Holdings Inc, First Lien Term Loan 1M SOFR + 2.75%, 11/01/2030	149,935	149,684
GFL ENVIRONMENTAL SERVICES INC, First Lien Term Loan 3M SOFR + 2.50%, 03/03/2032	100,102	100,232
LSF12 Crown US Commercial Bidco LLC, First Lien Term Loan 1M SOFR + 3.00%, 12/02/2031	1,231,568	1,236,082
Minimax Viking GmbH, First Lien Term Loan 1M SOFR + 2.00%, 03/17/2032	627,322	628,304
Omnia Partners, LLC, First Lien Term Loan 3M SOFR + 2.50%, 12/31/2032	1,144,986	1,148,638
Orbit Private Holdings I Ltd, First Lien Term Loan 6M SOFR + 3.75%, 12/10/2031	1,222,546	1,223,598

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	15

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.60% (continued)
Commercial Services & Supplies - 5.08% (continued)
Prime Sec Services Borrower LLC, First Lien Term Loan 1M SOFR + 1.75%, 03/08/2032	$738,039	$728,046
Protection One/ADT 11/24, First Lien Term Loan 1M SOFR + 2.00%, 10/13/2030	165,846	164,996
Tidal Waste 10/24 TLB 1L, First Lien Term Loan 3M SOFR + 3.00%, 10/24/2031	454,610	455,414
		8,841,431
Construction & Engineering - 2.52%
APi Group DE, Inc., First Lien Term Loan 1M SOFR + 1.75%, 05/14/2033	75,466	75,410
Azuria Water Solutions Inc TL B 1L USD, First Lien Term Loan 3M SOFR + 0.00%, 01/31/2033	1,491,604	1,490,545
Dycom Industries Inc, First Lien Term Loan 3M SOFR + 1.75%, 01/27/2033	211,894	212,456
Green Infrastructure Partners Inc, First Lien Term Loan 3M SOFR + 2.75%, 09/24/2032(b)	761,051	762,002
ITG Communications LLC, First Lien Term Loan 3M SOFR + 0.00%, 07/09/2031	433,973	428,548
Socotec US Holding Inc, First Lien Term Loan 3M SOFR + 3.25%, 06/02/2031	655,969	658,020
Tecta America Corp., First Lien Term Loan 1M SOFR + 2.50%, 06/01/2033	362,718	363,464
Trilon Group LLC, First Lien Term Loan 1M SOFR + 3.50%, 06/03/2033(b)	395,758	396,252
		4,386,697
Construction Materials - 0.89%
QUIKRETE HLDGS INC, First Lien Term Loan 1M SOFR + 2.25%, 02/10/2032	1,063,991	1,064,433
Tamko Building Products LLC, First Lien Term Loan 3M SOFR + 2.75%, 09/20/2030	245,505	245,658
TAMKO BUILDING PRODUCTS LLC, First Lien Term Loan 3M SOFR + 4.00%, 09/17/2030	247,874	248,184
		1,558,275
Consumer Finance - 0.68%
CPI Holdco B LLC, First Lien Term Loan 1M SOFR + 2.00%, 05/19/2031	1,186,779	1,183,563

Consumer Staples Distribution & Retail - 0.12%
Boots Group Finco LP, First Lien Term Loan 3M SOFR + 3.25%, 08/30/2032	217,041	218,080

Containers & Packaging - 3.63%
Berlin Packaging LLC, First Lien Term Loan 3M SOFR + 3.25%, 06/09/2031	396,436	394,967
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan 1M SOFR + 3.25%, 04/01/2032	1,400,292	1,348,362
Iris Holding, Inc., First Lien Term Loan 3M SOFR + 4.75%, 0.50% Floor, 06/28/2028	1,169,411	1,116,332
ProAmpac PG Borrower LLC TERM LOAN (02/26) 1LIEN, First Lien Term Loan 3M SOFR + 4.00%, 03/07/2033	581,747	573,021
Reynolds Consumer Products, LLC, First Lien Term Loan 1M SOFR + 1.75%, 03/04/2032	377,947	380,192
Supplyone 3/24, First Lien Term Loan 1M SOFR + 3.50%, 04/18/2031	144,228	144,630
SWORD PURCHASER LLC TERM (11/25) 1LIEN USD (04/33), First Lien Term Loan 1M SOFR + 4.00%, 04/11/2033	431,715	421,832
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan 1M SOFR + 3.25%, 0.50% Floor, 03/03/2031	780,021	731,757
Trident TPI Holdings, Inc., First Lien Term Loan 3M SOFR + 3.75%, 0.50% Floor, 09/15/2028	1,259,090	1,210,823
		6,321,916
Distributors - 0.75%
S&S Holdings LLC, First Lien Initial Term Loan 1M SOFR + 5.00%, 0.50% Floor, 03/13/2028	601,782	596,706
S&S Holdings LLC, First Lien Term Loan 1M SOFR + 5.00%, 10/01/2031	745,837	710,783
		1,307,489
Diversified Consumer Services - 3.33%
Adtalem Global Education Inc TERM (02/26) 1LIEN, First Lien Term Loan 3M SOFR + 2.25%, 03/02/2033	334,490	335,849
Ascend Learning LLC, First Lien Term Loan 1M SOFR + 3.00%, 0.50% Floor, 12/11/2028	450,107	439,856
BIFM CA BUYER INC. 2025 TERM LOAN (09/25) 1LIEN, First Lien Term Loan 1M SOFR + 3.25%, 05/31/2028	400,176	401,968
Cengage Learning, Inc., First Lien Term Loan 3M SOFR + 3.00%, 1.00% Floor, 03/24/2031	267,319	264,906
GAIA PURCHASER INC, First Lien Term Loan 3M SOFR + 0.00%, 06/24/2033	413,124	413,640
Imagine Learning LLC, First Lien Term Loan 1M SOFR + 3.50%, 12/21/2029	1,124,125	1,059,420

See Notes to Financial Statements.
16	www.blackstone.com/bxci-closed-end-funds

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.60% (continued)
Diversified Consumer Services - 3.33% (continued)
Inspired Education US Holdings Inc, First Lien Term Loan 3M SOFR + 2.75%, 02/28/2031	$849,365	$852,287
KUEHG Corp, First Lien Term Loan 3M SOFR + 2.75%, 06/12/2030	266,958	257,708
Lernen Bidco, Ltd., First Lien Term Loan 6M SOFR + 3.50%, 10/25/2031	64,226	63,342
Metropolis Technologies, Inc., First Lien Term Loan 3M SOFR + 5.25%, 11/03/2032	1,084,620	1,069,707
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan 1M SOFR + 2.75%, 0.50% Floor, 02/10/2029	652,524	643,908
		5,802,591
Diversified Telecommunication Services - 1.95%
Cable & Wireless 1/25 B7, First Lien Term Loan 3M SOFR + 3.25%, 02/02/2032	1,194,325	1,159,445
Radiate Holdco, LLC, First Lien Term Loan 1M SOFR + 5.00%, 09/25/2029	281,646	254,577
Sunrise Financing Partnership, First Lien Term Loan 6M SOFR + 2.50%, 02/17/2032	362,554	358,507
Ufinet/Zacapa 10/24 TL, First Lien Term Loan 3M SOFR + 3.75%, 03/22/2029	1,625,064	1,624,812
		3,397,341
Electric Utilities - 1.69%
Alpha Generation LLC, First Lien Term Loan:
1M SOFR + 1.75%, 09/30/2031	1,088,549	1,080,488
1M SOFR + 1.75%, 06/10/2033	382,484	378,898
NRG Energy 3/24 Cov-Lite, First Lien Term Loan 3M SOFR + 1.75%, 04/16/2031	1,477,830	1,478,444
		2,937,830
Electrical Equipment - 0.50%
Aggreko Holdings, Inc., First Lien Term Loan 3M SOFR + 3.00%, 0.50% Floor, 05/21/2031	107,581	107,984
Arcline FM Holdings LLC, First Lien Term Loan 3M SOFR + 2.75%, 06/24/2030	282,236	283,530
Sunbelt Transformer 10/24, First Lien Term Loan 3M SOFR + 4.25%, 10/24/2031	295,115	295,238
Watlow Electric Manufacturing Co, First Lien Term Loan 3M SOFR + 2.75%, 06/10/2033	176,269	176,343
		863,095
Electronic Equipment, Instruments & Components - 1.70%
Belden Inc, First Lien Term Loan 3M SOFR + 0.00%, 06/11/2033	545,055	546,418
Chariot Buyer LLC, First Lien Term Loan 1M SOFR + 3.00%, 09/08/2032	37,910	37,976
DG Investment Intermediate Holdings 2 Inc, First Lien Term Loan:
1M SOFR + 3.25%, 07/09/2032	935,065	937,987
1M SOFR + 5.50%, 07/29/2033(b)	340,773	343,755
ESCO Technologies Inc, First Lien Term Loan 3M SOFR + 0.00%, 06/10/2033	103,425	103,425
Modena Buyer LLC, First Lien Term Loan 3M SOFR + 4.25%, 07/01/2031	509,956	472,474
Project Aurora US Finco Inc, First Lien Term Loan 3M SOFR + 2.75%, 12/06/2032	213,400	214,644
SANMINA CORP TERM (05/26) 1LIEN USD (10/32), First Lien Term Loan 1M SOFR + 1.75%, 10/27/2032(b)	300,684	301,624
		2,958,303
Energy Equipment & Services - 0.79%
Covia Holdings LLC, First Lien Term Loan 3M SOFR + 2.75%, 02/26/2032	172,774	172,271
PG Polaris Bid Co Sarl, First Lien Term Loan 3M SOFR + 2.00%, 03/26/2031	1,204,194	1,205,181
		1,377,452
Entertainment - 4.01%
Delta 2 Lux Sarl, First Lien Term Loan 3M SOFR + 1.75%, 0.50% Floor, 09/30/2031	500,000	500,625
Discovery Global Holdings Inc, First Lien Term Loan 3M SOFR + 2.50%, 06/30/2033	1,200,471	1,202,296
Endeavor 1/25 Cov-Lite, First Lien Term Loan 1M SOFR + 2.75%, 03/24/2032	1,320,494	1,323,630
EP Purcasher, LLC, First Lien Term Loan 3M SOFR + 3.50%, 11/06/2028	1,230,524	801,071
EP Purchaser LLC, First Lien Term Loan 3M SOFR + 4.50%, 0.50% Floor, 11/06/2028	160,801	104,681

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	17

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.60% (continued)
Entertainment - 4.01% (continued)
OAK-EAGLE ACQUIRECO INC TERM (10/25) 1LIEN USD, First Lien Term Loan 3M SOFR + 0.00%, 03/24/2033	$1,773,087	$1,779,453
Opry Entertainment/OEG, First Lien Term Loan 3M SOFR + 3.50%, 06/30/2031	333,904	336,148
TKO WORLDWIDE HOLDINGS LLC TERM (05/26) 1LIEN USD, First Lien Term Loan 3M SOFR + 1.75%, 11/21/2031	932,180	930,306
		6,978,210
Financial Services - 2.85%
Chicago US Midco III LP, First Lien Term Loan 1M SOFR + 2.50%, 10/29/2032	255,245	255,299
Corpay Technologies Operating Co LLC, First Lien Term Loan 1M SOFR + 1.75%, 11/05/2032	1,637,697	1,635,061
Envestnet, Inc., First Lien Term Loan 3M SOFR + 3.00%, 11/25/2031	122,127	118,946
IMC FINANCING LLC, First Lien Term Loan 3M SOFR + 2.50%, 06/01/2033	204,113	204,538
Mitchell International, Inc., First Lien Term Loan 1M SOFR + 3.00%, 0.50% Floor, 06/17/2031	626,505	598,200
Planet US Buyer, LLC, First Lien Term Loan 3M SOFR + 3.00%, 02/07/2031	373,097	374,934
Shift4 Payments LLC, First Lien Term Loan 3M SOFR + 2.00%, 07/06/2032	587,875	586,652
Synechron Inc, First Lien Term Loan 3M SOFR + 3.75%, 10/03/2031	1,275,257	1,196,619
		4,970,249
Food Products - 1.81%
CH Guenther 11/21, First Lien Term Loan 1M SOFR + 3.00%, 12/08/2028	1,097,344	1,101,459
Froneri International Limited, First Lien Term Loan 6M SOFR + 2.50%, 09/30/2032	607,877	604,406
Froneri US, Inc., First Lien Term Loan 6M SOFR + 2.25%, (0.25)% Floor, 09/30/2031	1,003,903	997,920
PFI Lower Midco LLC, First Lien Term Loan 1M SOFR + 4.00%, 12/01/2032	155,220	156,481
SNACKING INVESTMENTS US LLC TERM LOAN (05/26), First Lien Term Loan 3M SOFR + 3.00%, 10/29/2032	291,108	292,110
		3,152,376
Ground Transportation - 0.32%
Avis Budget Car Rental LLC, First Lien Term Loan 1M SOFR + 2.50%, 07/16/2032	157,176	156,914
Genesee & WY Inc, First Lien Term Loan 3M SOFR + 1.75%, 04/10/2031	403,345	402,134
		559,048
Health Care Equipment & Supplies - 1.62%
Embecta Corp, TLB, First Lien Term Loan 3M SOFR + 3.00%, 03/30/2029	828,767	659,988
Hanger, Inc., First Lien Term Loan:
1M SOFR + 3.50%, 10/23/2031(c)	37,580	37,761
1M SOFR + 3.50%, 10/23/2031	410,264	412,244
WS Audiology USA II LLC aka WS Audiology A/S, First Lien Term Loan 3M SOFR + 3.25%, 02/18/2032	1,711,360	1,716,135
		2,826,128
Health Care Providers & Services - 7.91%
Agiliti Health, Inc., First Lien Term Loan 3M SOFR + 3.00%, 05/01/2030	331,475	320,563
CHG Healthcare Services, Inc., First Lien Term Loan 3M CME TERM SOFR + 3.00%, 0.50% Floor, 09/30/2031	1,292,073	1,294,030
Ensemble RCM LLC, First Lien Term Loan 3M SOFR + 3.00%, 02/09/2033	1,201,768	1,198,463
Global Medical Response Inc, First Lien Term Loan 1M SOFR + 3.25%, 10/01/2032	1,432,266	1,437,637
Heartland Dental LLC TL B 1L USD, First Lien Term Loan 1M SOFR + 3.50%, 08/25/2032	1,269,837	1,272,218
IVI America LLC aka IVIRMA, First Lien Term Loan 3M SOFR + 2.75%, 06/01/2033	753,696	755,738
MCKESSON MEDICAL-SURGICAL TOP HOLDINGS INC TERM, First Lien Term Loan 3M SOFR + 2.25%, 06/03/2032	447,985	448,639
MED ParentCo LP, First Lien Term Loan 1M SOFR + 3.00%, 04/15/2031	377,371	378,237
MEDICAL SOLUTIONS HOLDINGS INC, First Lien Term Loan 6M SOFR + 5.25%, 06/01/2033	179,977	137,232
Medical Solutions L.L.C., First Lien Term Loan:
3M CME TERM SOFR + 0.00%, 06/01/2033	468,770	119,536
3M CME TERM SOFR + 0.00%, 06/01/2033	584,327	445,550
Midwest Physcn Admin Srvcs LLC, First Lien Term Loan 1M SOFR + 3.00%, 03/12/2028	1,097,371	1,092,641
Onex TSG Intermediate Corp (01/26) 1LIEN USD (08/32), First Lien Term Loan 3M SOFR + 3.25%, 08/06/2032	406,131	409,009

See Notes to Financial Statements.
18	www.blackstone.com/bxci-closed-end-funds

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.60% (continued)
Health Care Providers & Services - 7.91% (continued)
Outcomes Group Holdings, Inc, First Lien Term Loan 1M SOFR + 3.00%, 05/06/2031	$1,071,764	$1,076,174
Pediatric Associates Holding Co LLC, First Lien Term Loan 3M SOFR + 5.00%, 12/29/2031	436,534	437,237
Radiology Partners Inc, First Lien Term Loan 3M SOFR + 4.50%, 06/30/2032	746,086	746,862
Raven Acquisition Holdings LLC 10/24 Cov-Lite TLB, First Lien Term Loan 1M SOFR + 3.00%, 11/19/2031	1,070,711	1,057,906
Southern Veterinary Partners LLC, First Lien Term Loan 3M SOFR + 2.50%, 12/04/2031	398,995	399,089
U.S. Anesthesia Partners, Inc., First Lien Term Loan 1M SOFR + 4.00%, 0.50% Floor, 10/02/2028	466,626	467,860
US Fertility Enterprises LLC, First Lien Term Loan 3M SOFR + 3.25%, 12/30/2032	282,198	283,433
		13,778,054
Health Care Technology - 1.13%
AthenaHealth Group Inc, First Lien Term Loan 1M SOFR + 3.25%, 02/17/2032	80,680	79,945
Gainwell Acquisition Corp., First Lien Term Loan 3M SOFR + 4.00%, 0.75% Floor, 10/01/2027	1,721,070	1,698,128
Project Ruby Ultimate Parent Corp., First Lien Term Loan 1M SOFR + 2.75%, 03/10/2028	198,002	197,984
		1,976,057
Hotels, Restaurants & Leisure - 6.82%
BetClic Everest Group SAS, First Lien Term Loan 3M SOFR + 2.75%, 12/10/2031	386,817	387,904
Bulldog Purchaser, Inc., First Lien Term Loan 3M SOFR + 3.25%, 0.50% Floor, 02/07/2033	641,807	643,348
Caesars Entertainment, Inc., First Lien Term Loan:
1M SOFR + 2.25%, 0.50% Floor, 02/06/2030	485,386	470,902
1M SOFR + 2.25%, 0.50% Floor, 02/06/2031	157,349	151,793
EMMA BUYER LLC, First Lien Term Loan 3M SOFR + 0.00%, 06/16/2033	352,960	352,518
Entain Holdings Gibraltar Ltd, First Lien Term Loan 3M SOFR + 2.25%, 10/31/2029	1,271,681	1,271,681
Fertitta Entertainment, LLC, First Lien Term Loan 1M SOFR + 3.25%, 01/27/2029	779,438	779,523
Flutter Entertainment Public Limited, First Lien Term Loan 3M SOFR + 2.00%, 06/04/2032	176,516	176,048
Flutter Financing BV, First Lien Term Loan 3M SOFR + 1.75%, 0.50% Floor, 11/30/2030	1,768,786	1,755,963
Flynn Restaurant Group LP, First Lien Term Loan 1M SOFR + 3.75%, 01/28/2032	1,168,158	1,158,252
Herschend Entertainment Co LLC, First Lien Term Loan 1M SOFR + 2.50%, 05/27/2032	240,759	241,451
Light & Wonder International, Inc., First Lien Term Loan 1M SOFR + 2.00%, 0.50% Floor, 04/16/2029	933,356	935,689
MOTION FINCO LLC, First Lien Term Loan 3M SOFR + 3.50%, 11/12/2029	361,409	309,155
PIONEER OPCO LLC TERM, First Lien Term Loan 1M SOFR + 3.25%, 05/16/2033	408,762	410,843
Scientific Games Holdings LP, First Lien Term Loan 3M SOFR + 3.00%, 0.50% Floor, 04/04/2029	574,150	567,002
Turquoise Topco Limited, First Lien Term Loan 3M SOFR + 3.25%, 12/30/2032	746,654	733,587
Voyager Parent LLC, First Lien Term Loan 3M SOFR + 4.25%, 07/01/2032	1,522,522	1,525,354
		11,871,013
Household Durables - 1.26%
ACProducts Holdings Inc, First Lien Term Loan:
3M SOFR + 5.50%, 08/17/2028	1,985,788	1,758,912
3M SOFR + 5.50%, 11/14/2031	146,232	149,613
Weber-Stephen Products LLC, First Lien Term Loan 3M SOFR + 3.75%, 10/01/2032	285,248	282,191
		2,190,716
Independent Power and Renewable Electricity Producers - 1.46%
Cogentrix Finance Holdco I LLC,, First Lien Term Loan 1M SOFR + 2.25%, 02/26/2032	355,689	355,753
Lightning Power 8/24 TLB, First Lien Term Loan 1M SOFR + 2.00%, 08/18/2031	1,114,854	1,117,368
PATHFINDER POWER LLC, First Lien Term Loan 3M SOFR + 2.00%, 06/22/2033	1,068,236	1,067,237
		2,540,358
Insurance - 4.50%
Alera Group Inc, Second Lien Term Loan 3M SOFR + 5.50%, 05/30/2033	294,864	281,472
Alera Group, Inc., First Lien Term Loan 1M SOFR + 2.75%, 0.50% Floor, 05/28/2032	710,876	677,380

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	19

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.60% (continued)
Insurance - 4.50% (continued)
Alliant Holdings Intermediate LLC, First Lien Term Loan 1M SOFR + 2.50%, 09/19/2031	$1,082,375	$1,069,219
AmWINS Group, Inc., First Lien Term Loan 3M SOFR + 2.00%, 0.75% Floor, 01/30/2032	206,039	202,031
Baldwin Insurance Group Holdings LLC, First Lien Term Loan 3M SOFR + 2.50%, 05/27/2031	1,765,582	1,732,486
Broad Street Partners Inc, First Lien Term Loan 1M SOFR + 2.50%, 06/13/2031	1,578,263	1,527,577
Hyperion Refinance Sarl, First Lien Term Loan 1M SOFR + 2.75%, 04/18/2030	1,545,224	1,460,623
LOCKTON INC TERM LOAN (04/26) USD (04/33), First Lien Term Loan 3M SOFR + 2.00%, 05/09/2033	100,171	100,046
Trucordia Insurance Holdings LLC, First Lien Term Loan 3M SOFR + 3.25%, 06/17/2032	546,660	489,261
Truist Insurance 3/24 2nd Lien Cov-Lite, Second Lien Term Loan 3M SOFR + 4.75%, 05/06/2032	298,588	290,376
		7,830,471
Interactive Media & Services - 2.39%
LI Group Holdings, Inc., First Lien 2021 Term Loan 1M SOFR + 3.50%, 0.75% Floor, 03/10/2028	1,036,223	1,035,964
MH Sub I LLC, First Lien Term Loan:
1M SOFR + 4.25%, 05/03/2028	923,580	900,103
1M SOFR + 4.25%, 0.50% Floor, 12/31/2031	169,327	147,187
Project Boost Purchaser, LLC aka JD Power/Autodata, First Lien Term Loan 3M SOFR + 2.75%, 07/16/2031	52,311	51,033
Trip.com/TripAdvisor 7/24, First Lien Term Loan 1M SOFR + 2.75%, 07/08/2031	1,057,332	1,013,717
WH Borrower LLC, First Lien Term Loan 3M SOFR + 0.00%, 02/20/2032(b)	163,290	163,902
WH BORROWER LLC, First Lien Term Loan 3M SOFR + 4.50%, 02/20/2032	849,638	852,247
		4,164,153
IT Services - 6.15%
ACCESS CIG LLC, First Lien Term Loan 1M SOFR + 4.00%, 08/19/2030	1,277,114	1,139,429
Ahead 7/24 TLB3 1L, First Lien Term Loan 3M SOFR + 2.50%, 02/03/2031	732,961	722,340
ASURION LLC TLB 1L, First Lien Term Loan 3M SOFR + 3.75%, 02/23/2033	216,916	205,683
Asurion LLC, First Lien Term Loan 3M SOFR + 4.25%, 09/19/2030	40,270	39,926
Blackhawk Network Holdings Inc, First Lien Term Loan 1M SOFR + 3.50%, 03/12/2029	1,130,276	1,126,925
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan 1M SOFR + 7.00%, 02/19/2029	1,881,655	1,583,535
Fortress Intermediate 3 Inc, First Lien Term Loan 1M SOFR + 3.00%, 06/27/2031	1,783,195	1,777,622
Indy US Holdco LLC, First Lien Term Loan 3M SOFR + 2.50%, 0.50% Floor, 10/31/2030(b)	157,037	155,467
New Money Tranche A, First Lien Term Loan 3M SOFR + 5.75%, 04/30/2029	110,833	90,052
Newfold Digital Holdings Group Inc TL 1L, First Lien Term Loan:
1M SOFR + 3.60%, 04/30/2029	333,254	144,271
1M SOFR + 3.60%, 04/30/2029	1,616,971	1,309,746
Skopima Consilio Parent, LLC, First Lien Term Loan 1M SOFR + 3.75%, 0.50% Floor, 05/12/2028	511,712	424,401
team.blue Finco SARL, First Lien Term Loan 3M SOFR + 3.25%, 07/12/2032	176,922	169,624
Thought Works, Inc., First Lien Incremental Term Loan 1M SOFR + 2.75%, 0.50% Floor, 03/24/2028	46,181	38,363
Trio Bidco Inc, First Lien Term Loan 3M SOFR + 4.00%, 10/29/2032	585,616	576,466
Virtusa Corp., First Lien Term Loan 1M SOFR + 3.25%, 0.75% Floor, 02/15/2029	786,734	689,379
World Wide Technology Holding Co. LLC, First Lien Term Loan 1M SOFR + 2.00%, 0.50% Floor, 03/01/2030	525,511	524,198
		10,717,427
Life Sciences Tools & Services - 1.08%
Loire Finco Luxembourg Sarl TLB, First Lien Term Loan 1M SOFR + 4.00%, 01/21/2030	907,223	910,625
PAREXEL International Corp., First Lien Term Loan 3M SOFR + 2.50%, 0.50% Floor, 12/12/2031	967,572	968,883
		1,879,508
Machinery - 4.26%
AI AQUA MERGER SUB INC, First Lien Term Loan 3M SOFR + 2.50%, 06/25/2033	1,693,649	1,694,607
Allison Transmission Inc, First Lien Term Loan 1M SOFR + 1.75%, 01/03/2033	166,327	166,362
ASP Blade Holdings, Inc, Second Lien Term Loan 3M SOFR + 4.00%, 10/15/2029	511,329	274,839
CoorsTek Inc, First Lien Term Loan 3M CME TERM SOFR + 2.50%, 10/28/2032	399,804	401,056

See Notes to Financial Statements.
20	www.blackstone.com/bxci-closed-end-funds

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.60% (continued)
Machinery - 4.26% (continued)
Cube Industrials Buyer Inc, First Lien Term Loan 3M SOFR + 3.00%, 10/17/2031	$282,046	$282,664
Engineered Machinery Holdings Inc, First Lien Term Loan 3M SOFR + 3.25%, 11/26/2032	1,196,098	1,203,753
Hobbs & Associates LLC, First Lien Term Loan 3M SOFR + 2.75%, 07/23/2031	83,249	83,236
Icebox Holdco III, Inc., First Lien Term Loan 3M SOFR + 3.75%, 0.50% Floor, 12/22/2031	39,233	39,421
LSF12 Helix Parent LLC, First Lien Term Loan 1M SOFR + 3.50%, 02/10/2033	297,580	292,558
Merlin Buyer Inc TERM (03/26) 1LIEN USD (03/33), First Lien Term Loan 3M SOFR + 4.00%, 04/15/2033	801,000	804,004
Pro Mach Group, Inc., First Lien Term Loan 1M SOFR + 2.50%, 10/18/2032	998,073	1,000,029
Project Castle, Inc., First Lien Term Loan 3M SOFR + 5.50%, 06/01/2029	1,463,000	364,528
TK Elevator Midco Gmbh, First Lien Term Loan 6M SOFR + 2.75%, 04/30/2030	540,930	543,916
Victory Buyer LLC TERM (02/26) 1LIEN USD (02/33), First Lien Term Loan 3M SOFR + 3.00%, 02/14/2033	261,945	263,058
		7,414,031
Media - 1.18%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan 1M SOFR + 2.25%, 02/13/2032	687,102	687,315
American Greetings Corp., First Lien Term Loan 1M SOFR + 5.75%, 10/23/2029	816,442	817,173
Wasserman Media Group LLC, First Lien Term Loan 1M SOFR + 2.50%, 06/23/2032	548,625	548,971
		2,053,459
Metals & Mining - 0.27%
Arsenal AIC Parent LLC, First Lien Term Loan 1M SOFR + 2.75%, 08/19/2030	197,687	198,675
Tega MC Australia Holdings Pty Ltd TLB 1L, First Lien Term Loan 3M SOFR + 0.00%, 03/25/2033	269,290	271,143
		469,818
Mortgage Real Estate Investment Trusts (REITs) - 0.61%
KREF Holdings X LLC, First Lien Term Loan 1M SOFR + 2.50%, 03/05/2032	212,920	205,361
Starwood Property Mortgage LLC, First Lien Term Loan:
1M SOFR + 2.00%, 01/02/2030	352,994	352,847
1M SOFR + 2.00%, 09/24/2032	508,964	508,774
		1,066,982
Oil, Gas & Consumable Fuels - 2.78%
Blackfin Pipeline LLC, First Lien Term Loan 1M SOFR + 3.00%, 09/29/2032	536,487	539,057
Buckeye Partners LP, First Lien Term Loan 1M SOFR + 1.75%, 11/22/2032	383,910	385,691
Colossus Acquireco LLC, First Lien Term Loan 3M CME TERM SOFR + 1.75%, 01/10/2033	481,348	478,842
Freeport LNG Investments LLLP, First Lien Term Loan 3M SOFR + 3.25%, 02/11/2033	1,745,396	1,750,850
Liquid Tech Solutions Holdings LLC, First Lien Term Loan 3M SOFR + 3.50%, 10/12/2032	867,514	861,572
SP MOTION HOLDCO LTD, First Lien Term Loan 3M CME TERM SOFR + 2.00%, 06/24/2033	532,840	532,896
White Water Matterhorn Holdings LLC, First Lien Term Loan 3M SOFR + 1.75%, 06/16/2032	292,017	290,375
		4,839,283
Passenger Airlines - 3.35%
AAdvantage Loyalty IP, Ltd., First Lien Term Loan:
3M SOFR + 2.25%, 04/20/2028	82,084	82,103
3M SOFR + 2.75%, 05/28/2032	335,939	336,430
Air Canada, First Lien Term Loan 3M SOFR + 1.75%, 03/21/2031	731,887	731,203
American Airlines, Inc., First Lien Term Loan 6M SOFR + 2.25%, 02/15/2028	838,099	831,603
AS MILEAGE PLAN IP LTD TERM (05/26) 1LIEN USD, First Lien Term Loan 3M SOFR + 2.00%, 05/12/2033	218,960	218,551
AS Mileage Plan IP Ltd, First Lien Term Loan 3M SOFR + 1.75%, 10/15/2031	419,696	418,976
MAXIMUS INC TERM LOAN (05/26) USD (05/33), First Lien Term Loan 3M CME TERM SOFR + 3.00%, 05/29/2033	465,745	460,797
MODERN AVIATION FBO HOLDINGS LLC TERM (05/26), First Lien Term Loan 3M SOFR + 3.00%, 05/15/2033	178,276	178,944
Onesky Flight LLC, First Lien Term Loan 1M SOFR + 2.75%, 02/17/2033	187,566	188,563
UNITED AIRLINES INC TERM LOAN (01/26) USD (01/33), First Lien Term Loan 1M SOFR + 1.75%, 02/24/2031	923,668	923,954

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	21

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.60% (continued)
Passenger Airlines - 3.35% (continued)
Vista Management Holding Inc., First Lien Term Loan 3M SOFR + 3.75%, 04/01/2031	$1,164,685	$1,170,945
WestJet Loyalty LP, First Lien Term Loan 3M SOFR + 3.25%, 02/14/2031	308,112	299,474
		5,841,543
Pharmaceuticals - 2.64%
Bio Marin Pharmaceutical Inc, First Lien Term Loan 6M SOFR + 1.75%, 04/27/2033	622,655	623,277
Dechra Pharmaceuticals LLC TERM (01/26) 1LIEN USD, First Lien Term Loan 6M SOFR + 2.75%, 01/27/2032	1,309,468	1,313,966
OPAL US LLC TER LOAN B (02/26) 1LIEN USD (04/32), First Lien Term Loan 3M SOFR + 2.50%, 04/28/2032	1,687,776	1,688,679
Padagis LLC, First Lien Initial Term Loan 3M SOFR + 4.75%, 0.50% Floor, 07/06/2028(b)	654,316	621,600
PRESTIGE BRANDS INC TERM LOAN B (05/26) USD, First Lien Term Loan 3M SOFR + 2.00%, 06/12/2033(c)	358,625	359,411
		4,606,933
Professional Services - 10.95%
AG Group Holdings, Inc., First Lien Term Loan 1M SOFR + 4.25%, 12/29/2028	1,568,907	1,424,379
Ankura Consulting Group LLC, First Lien Term Loan 3M SOFR + 3.50%, 0.75% Floor, 12/26/2031	689,335	654,869
Berkeley Resh Group LLC, First Lien Term Loan 3M SOFR + 3.25%, 04/30/2032	1,170,753	1,170,858
Camelot US Acquisition LLC, First Lien Term Loan 6M CME TERM SOFR + 3.00%, 01/31/2031	1,000,000	924,165
Cast & Crew LLC, First Lien Term Loan 3M SOFR + 3.75%, 0.50% Floor, 12/29/2028	1,421,778	558,048
CoreLogic, Inc., First Lien Initial Term Loan 1M SOFR + 3.50%, 0.50% Floor, 06/02/2028	1,206,552	1,194,487
DTI Holdco Inc, First Lien Term Loan 1M SOFR + 4.00%, 04/26/2029	609,891	557,440
Eisner Advisory Group LLC, First Lien Term Loan 1M SOFR + 4.00%, 02/28/2031	760,259	748,277
Element Materials Technology Group Holdings, First Lien Term Loan 3M SOFR + 3.50%, 07/06/2029	1,746,062	1,757,699
First Advantage Holdings LL, First Lien Term Loan 3M SOFR + 2.75%, 10/31/2031	1,009,740	998,738
Grant Thornton Advisors LLC, First Lien Term Loan 3M SOFR + 2.75%, 06/02/2031	801,808	764,977
Heron Bidco LLC, First Lien Term Loan 3M SOFR + 4.00%, 12/10/2032	340,773	343,329
HireRight Holdings Corp., First Lien Term Loan 1M SOFR + 3.25%, 09/27/2030	345,856	335,769
Inmar Inc, First Lien Term Loan 3M SOFR + 4.50%, 10/30/2031	525,109	462,424
Isolved, Inc., First Lien Term Loan 1M SOFR + 2.75%, 10/14/2030	444,112	418,298
Lereta, LLC, First Lien Term Loan 1M SOFR + 5.25%, 07/30/2028	469,937	444,090
Mermaid Bidco Inc aka Datasite TL 1L, First Lien Term Loan 3M SOFR + 3.25%, 07/03/2031	811,876	787,861
Neptune Bidco US Inc, First Lien Term Loan 3M SOFR + 5.00%, 02/03/2033	701,169	696,444
Perficient/Plano 8/24 TLB 1L, First Lien Term Loan 3M SOFR + 3.50%, 10/02/2031	669,657	529,029
Pre Paid Legal Services, Inc., First Lien Term Loan 1M SOFR + 3.25%, 12/15/2028	422,980	387,585
Ryan LLC, First Lien Term Loan 1M SOFR + 3.50%, 11/08/2032	712,096	707,645
Secretariat Advisors LLC, First Lien Term Loan 3M SOFR + 4.00%, 02/27/2032	200,616	197,232
TTF Holdings LLC, First Lien Term Loan 6M SOFR + 3.75%, 07/18/2031	1,154,078	854,595
Vaco Holdings, LLC, First Lien Term Loan 3M SOFR + 5.00%, 01/22/2029	1,441,157	1,188,061
VT Topco, Inc. 12/24 1L, First Lien Term Loan 1M SOFR + 3.00%, 08/09/2030	978,275	961,234
		19,067,533
Real Estate Management & Development - 0.48%
CUSHMAN & WAKEFIELD US BORROWER LLC TERM LOAN B, First Lien Term Loan 1M SOFR + 2.25%, 06/13/2033(b)	342,076	342,076
Cushman & Wakefield US Borrower LLC, First Lien Term Loan 1M SOFR + 2.50%, 0.50% Floor, 01/31/2030	490,658	491,578
		833,654
Semiconductors & Semiconductor Equipment - 0.39%
Altar Bidco, Inc., First Lien Term Loan 3M SOFR + 3.35%, 0.50% Floor, 02/01/2029	495,087	495,448
MKS Inc, First Lien Term Loan 1M SOFR + 1.75%, 02/04/2033	175,616	176,386
		671,834

See Notes to Financial Statements.
22	www.blackstone.com/bxci-closed-end-funds

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.60% (continued)
Software - 17.01%
Avalara, Inc., First Lien Term Loan 3M SOFR + 2.50%, 03/29/2032	$777,339	$746,246
BEP Intermediate Holdco, First Lien Term Loan 1M SOFR + 2.75%, 04/28/2031	361,076	360,926
BMC Software 7/24 2nd Lien TL, Second Lien Term Loan 3M SOFR + 5.75%, 07/02/2032	1,255,640	1,080,371
Boxer Parent Co., Inc., First Lien Term Loan 3M SOFR + 2.75%, 07/30/2031	640,233	578,678
Capstone Borrower, Inc., First Lien Term Loan 3M SOFR + 2.75%, 06/17/2030	91,555	88,049
CENTRAL PARENT LLC TERM (04/26) 1LIEN USD (04/33), First Lien Term Loan 3M CME TERM SOFR + 3.25%, 04/29/2033	1,533,776	1,012,292
Cloud Software Group Inc, First Lien Term Loan:
3M SOFR + 3.25%, 03/21/2031	429,559	378,013
3M SOFR + 3.25%, 08/16/2032	1,125,183	977,097
Cloudera, Inc. TL 1L, First Lien Term Loan 1M SOFR + 3.75%, 0.50% Floor, 10/08/2028	1,469,559	1,147,042
Clover 10/24 TLB 1L, First Lien Term Loan 1M SOFR + 3.75%, 12/09/2031	662,126	633,708
Conga Corp., First Lien Term Loan 3M SOFR + 3.50%, 0.75% Floor, 05/06/2028	267,123	227,946
Cornerstone On Demand, Inc., First Lien Initial Term Loan 1M SOFR + 3.75%, 0.50% Floor, 10/16/2028	1,734,630	1,112,765
Dayforce Bidco LLC, First Lien Term Loan 3M SOFR + 3.00%, 02/04/2033	1,389,836	1,271,310
Delta Topco, Inc., First Lien Term Loan 3M SOFR + 2.75%, 11/30/2029	804,830	763,458
Delta Topco, Inc., Second Lien Term Loan 3M SOFR + 5.25%, 12/24/2030	990,192	912,214
Evercommerce Solutions, Inc., First Lien B Term Loan 3M SOFR + 3.25%, 0.50% Floor, 07/07/2031	72,755	69,504
Finastra USA Inc, First Lien Term Loan 6M SOFR + 4.00%, 09/15/2032	1,325,272	1,225,214
Genesys Cloud Services, Inc., First Lien Term Loan 1M SOFR + 2.50%, 01/30/2032	707,064	678,880
Idera INC, First Lien Term Loan 3M SOFR + 3.50%, 03/02/2028	1,375,140	1,073,530
ION Platform Finance US Inc, First Lien Term Loan 3M SOFR + 3.75%, 09/30/2032	1,391,333	1,006,977
Ivanti Security Holdings LLC, First Lien Term Loan 3M SOFR + 5.75%, 2.00% Floor, 06/01/2029	132,427	128,620
Ivanti Software, Inc., First Lien Term Loan:
3M SOFR + 0.00%, 06/01/2029	542,687	97,459
3M SOFR + 4.75%, 06/01/2029	248,224	109,839
Magenta Security Holdings, LLC First Out TL 1L, First Lien Term Loan 3M SOFR + 6.75%, 07/27/2028	660,078	446,173
McAfee Corp., First Lien Term Loan 1M SOFR + 3.00%, 0.50% Floor, 03/01/2029	1,352,113	1,205,409
Mitnick Corporate Purchaser Inc., First Lien Term Loan 3M SOFR + 4.75%, 05/02/2029	2,198,171	796,705
Perforce Software, Inc., First Lien Term Loan 1M SOFR + 4.75%, 06/29/2029	1,107,435	624,516
Planview Parent, Inc., First Lien Term Loan 3M SOFR + 3.50%, 12/17/2027	392,579	339,471
Project Alpha (Qlik), First Lien Term Loan 3M SOFR + 3.25%, 10/28/2030	789,077	576,421
Project Alpha (Qlik), Second Lien Term Loan 3M SOFR + 5.00%, 05/09/2033	254,056	143,331
Project Leopard Holdings, Inc., First Lien Term Loan 3M SOFR + 5.25%, 0.50% Floor, 07/20/2029	1,256,138	771,269
Proofpoint Inc, First Lien Term Loan 3M SOFR + 3.00%, 08/31/2028	459,326	444,302
Pushpay USA INC, First Lien Term Loan 1M SOFR + 3.75%, 08/15/2031(b)	696,482	654,693
Quartz Acquired, LLC, First Lien Term Loan 3M SOFR + 2.25%, 06/28/2030	451,526	378,717
Rithum Holdings Inc, First Lien Term Loan 3M SOFR + 4.75%, 07/19/2032	585,377	554,278
Rocket Software, Inc., First Lien Term Loan 1M SOFR + 3.75%, 0.50% Floor, 11/28/2028	1,134,410	1,080,633
Sci Quest 10/24 2nd Lien, Second Lien Term Loan 3M SOFR + 5.00%, 12/06/2032	784,000	710,825
Sophos Intermediate II, Ltd., First Lien Term Loan 1M SOFR + 3.50%, 03/05/2027	1,782,261	1,666,975
Starlight Parent, LLC, First Lien Term Loan 3M SOFR + 4.00%, 04/16/2032	928,461	779,908
Tuple US Bidco LLC, First Lien Term Loan 3M SOFR + 3.75%, 01/24/2033(b)	249,580	239,597
UKG, Inc., First Lien Term Loan 3M SOFR + 2.25%, (0.25)% Floor, 02/10/2031	28,763	27,155
Vision Solutions, Inc., First Lien Term Loan 3M SOFR + 4.00%, 0.75% Floor, 04/24/2028	1,494,547	1,148,306
VS Buyer LLC, First Lien Term Loan 3M SOFR + 2.25%, 04/14/2031	24,453	23,603
XPLOR T1 LLC., First Lien Term Loan 3M SOFR + 3.25%, 12/01/2032(b)	861,436	792,521
Zuora 12/24 Cov-Lite TLB, First Lien Term Loan 1M SOFR + 3.50%, 02/14/2032(b)	585,575	538,729
		29,623,675
Specialty Retail - 4.78%
APRO LLC, First Lien Term Loan 1M SOFR + 3.75%, 07/09/2031	356,848	357,888
EG America LLC, First Lien Term Loan 3M SOFR + 3.25%, 02/10/2031	881,662	885,934

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	23

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.60% (continued)
Specialty Retail - 4.78% (continued)
Great Outdoors Group LLC, First Lien Term Loan 1M SOFR + 3.25%, 0.75% Floor, 01/23/2032	$1,190,283	$1,195,491
Harbor Freight Tools USA, Inc., First Lien Term Loan 1M SOFR + 2.25%, 06/11/2031	798,854	797,044
MAVIS TIRE EXPRESS S TL (04/26) 1LIEN USD (05/33), First Lien Term Loan 3M CME TERM SOFR + 3.25%, 05/09/2033	601,091	601,106
Mavis Tire Express Services Topco Corp., First Lien Term Loan 6M SOFR + 3.00%, 0.75% Floor, 05/04/2028	395,692	395,568
MICHAELS COS INC/THE TERM (02/26) 1LIEN USD, First Lien Term Loan 3M SOFR + 5.00%, 03/07/2033	413,124	411,936
PetSmart LLC, First Lien Term Loan 1M SOFR + 4.00%, 08/18/2032	107,250	107,272
Restoration Hardware, Inc. TLB 1L, First Lien Term Loan 1M SOFR + 2.50%, 10/20/2028	1,306,789	1,273,577
Spencer Spirit IH LLC, First Lien Term Loan 1M SOFR + 4.00%, 07/15/2031	808,883	812,592
STAPLES, INC. CLOSING DATE TERM LOAN (06/24), First Lien Term Loan 3M SOFR + 5.75%, 09/04/2029	577,776	538,233
StubHub Holdco Sub LLC, First Lien Term Loan 1M SOFR + 4.75%, 03/15/2030	942,837	950,201
		8,326,842
Textiles, Apparel & Luxury Goods - 0.14%
Beach Acquisition Bidco LLC, First Lien Term Loan 1M SOFR + 2.75%, 09/13/2032	243,469	245,078

Trading Companies & Distributors - 1.58%
BCPE EMPIRE HLDGS INC, First Lien Term Loan 1M SOFR + 3.25%, 12/11/2030	316,042	312,291
BCPE Empire Holdings Inc, First Lien Term Loan 1M SOFR + 3.50%, 12/29/2032	784,432	776,262
CORE & MAIN LP, First Lien Term Loan 3M CME TERM SOFR + 1.75%, 06/25/2033	79,827	79,827
FCG Acquisitions, Inc TERM LOAN B (02/26) 1LIEN USD, First Lien Term Loan 1M SOFR + 3.25%, 03/04/2033	744,600	748,267
White Cap Buyer LLC, First Lien Term Loan 1M SOFR + 3.25%, 10/19/2029	628,652	628,445
White Cap Supply Holdings LLC, First Lien Term Loan 1M SOFR + 3.50%, 02/10/2033	206,562	206,045
		2,751,137
Transportation Infrastructure - 0.54%
Apple Bidco LLC, First Lien Term Loan 1M SOFR + 2.50%, 09/23/2031	770,414	772,025
Boluda Towage Luxembourg Sarl, First Lien Term Loan 3M CME TERM SOFR + 2.50%, 05/28/2033	174,614	175,160
		947,185
TOTAL FLOATING RATE LOAN INTERESTS
(Cost $252,841,439)		239,682,590

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 9.92%
Financial Services - 9.92%
Bain Capital Credit CLO 2022-3, Ltd. 3M SOFR + 3.70%, 07/17/2035(b)(d)	1,000,000	980,203
Bain Capital Credit CLO 2024-1, Ltd. 3M SOFR + 6.59%, 04/16/2039(b)(d)	1,000,000	1,011,157
Balboa Bay Loan Funding 2025-2, Ltd. 3M SOFR + 5.25%, 01/20/2039(b)(d)	1,000,000	1,006,486
Cedar Funding XIV CLO, Ltd. 3M SOFR + 7.39%, 10/15/2037(b)(d)	1,375,000	1,293,604
Columbia Cent CLO 34, Ltd. 3M SOFR + 6.85%, 01/25/2038(b)(d)	1,500,000	1,486,866
Croton Park CLO, Ltd. 3M SOFR + 5.55%, 10/15/2036(b)(d)	821,750	773,984
Eldridge CLO 2025-1, Ltd. 3M SOFR + 5.30%, 10/20/2038(b)(d)	875,000	879,026
Meacham Park Clo, Ltd. 3M SOFR + 5.35%, 10/20/2037(b)(d)	1,000,000	947,422
MidOcean Credit CLO XIV, Ltd. 3M SOFR + 6.14%, 04/15/2037(b)(d)	1,000,000	989,697
Midocean Credit Clo XXI 3M SOFR + 5.00%, 10/20/2038(b)(d)	1,000,000	986,539
New Mountain CLO 1, Ltd. 3M SOFR + 5.25%, 01/15/2038(b)(d)	1,000,000	970,504
OCP CLO 2021-21, Ltd. 3M SOFR + 4.70%, 01/20/2038(b)(d)	1,000,000	982,292
Park Avenue Institutional Advisers CLO, Ltd. 2022-1 3M SOFR + 7.29%, 04/20/2035(b)(d)	1,000,000	1,003,031
Pikes Peak CLO 6 3M SOFR + 4.60%, 05/18/2034(b)(d)	1,000,000	973,522
Regatta 32 Funding, Ltd. 3M SOFR + 5.75%, 07/25/2038(b)(d)	1,000,000	988,643
Sixth Street CLO XI, Ltd. 3M SOFR + 6.70%, 04/25/2037(b)(d)	500,000	497,243

See Notes to Financial Statements.
24	www.blackstone.com/bxci-closed-end-funds

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 9.92% (continued)
Financial Services - 9.92% (continued)
Sound Point CLO XXXII, Ltd. 3M SOFR + 6.96%, 10/25/2034(b)(d)	$1,000,000	$516,309
Whitebox Clo I, Ltd. 3M SOFR + 5.30%, 01/24/2037(b)(d)	1,000,000	999,862
		17,286,390
TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $18,007,769)		17,286,390

	Shares
COMMON STOCK - 0.35%
Diversified Consumer Services - 0.03%
Loyalty Ventures Inc(b)(e)	462,410	50,865

Health Care Providers & Services - 0.32%
Envision Healthcare Corp. Equity(e)	29,091	555,456

TOTAL COMMON STOCK
(Cost $975,447)		606,321

EXCHANGE TRADED FUNDS - 0.76%
Capital Markets - 0.76%
State Street Blackstone Senior Loan ETF	33,000	1,329,570

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,370,160)		1,329,570

SHORT-TERM INVESTMENTS - 2.35%
Open-end Investment Companies - 2.35%
BNY Mellon U.S. Treasury Fund - Institutional Shares
(1.69% 7-Day Yield)	4,100,827	4,100,827

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,100,827)		4,100,827

Total Investments- 150.98%
(Cost $277,295,642)		263,005,698

Liabilities in Excess of Other Assets - (2.64)%		(4,623,390)

Leverage Facility - (48.34)%		(84,200,000)

Net Assets - 100.00%		$174,182,308

Amounts above are shown as a percentage of net assets as of June 30, 2026.

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	25

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

Reference Rates:

1M US SOFR - 1 Month US SOFR as of June 30, 2026 was 3.63%

3M US SOFR - 3 Month US SOFR as of June 30, 2026 was 3.64%

3M CME TERM SOFR - 3 Month CME TERM SOFR as of June 30, 2026 was 3.73%

6M US SOFR - 6 Month US SOFR as of June 30, 2026 was 3.67%

6M CME TERM SOFR - 6 Month CME TERM SOFR as of June 30, 2026 was 3.85%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2026, is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of June 30, 2026. The Portfolio of Investments records only the funded portion of each position.

As of June 30, 2026, the Fund has unfunded delayed draw loans in the amount of $730,657. Fair value of these unfunded delayed draws was $727,743. Additional information is provided in Note 8 General Commitments and Contingencies.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $17,286,390, which represented approximately 9.92% of net assets as of June 30, 2026. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(e)	Non-income producing security.

See Notes to Financial Statements.
26	www.blackstone.com/bxci-closed-end-funds

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 121.78%
Aerospace & Defense - 3.41%
Amentum Holdings, Inc., First Lien Term Loan 1M SOFR + 1.75%, 09/29/2031	$200,392	$200,467
Atlas CC Acquisition Corp, First Lien Term Loan:
3M SOFR + 4.50%, 05/01/2029	1,321,140	121,102
3M SOFR + 1.00%, 05/25/2029	192,664	17,661
Caci International Inc Term Loan (02/26) 1LIEN USD, First Lien Term Loan 1M SOFR + 1.75%, 03/09/2033	216,717	216,491
Galileo Parent Inc Term Loan (03/26) USD (03/33), First Lien Term Loan 6M SOFR + 4.50%, 03/03/2033	1,197,394	1,201,885
Karman Holdings, Inc., First Lien Term Loan 3M SOFR + 2.75%, 04/01/2032	910,206	915,043
Peraton Corp., First Lien B Term Loan 3M SOFR + 3.75%, 0.75% Floor, 02/01/2028	1,346,561	1,218,638
Signia Aerospace LLC, First Lien Term Loan 3M CME TERM SOFR + 2.50%, 12/11/2031	247,131	247,596
SKYSHIELD US BIDCO LTD TERM (05/26) 1LIEN USD, First Lien Term Loan 3M SOFR + 2.50%, 06/02/2033	127,792	127,912
Transdigm Inc, First Lien Term Loan 1M SOFR + 2.50%, 08/19/2032	465,514	466,115
TransDigm, Inc., First Lien Term Loan:
1M SOFR + 2.50%, 01/19/2032	350,000	350,434
3M SOFR + 2.50%, 02/10/2033	211,121	211,358
		5,294,702
Air Freight & Logistics - 1.05%
ECHO GLOBAL LOGISTICS INC, First Lien Term Loan 3M SOFR + 5.50%, 11/24/2028(b)	382,015	376,286
GB AIT BUYER INC TERM (04/26) 1LIEN USD (04/33), First Lien Term Loan 3M SOFR + 0.00%, 04/29/2033	692,235	693,384
Jetblue 8/24 TLB 1L, First Lien Term Loan 3M SOFR + 4.75%, 08/27/2029	614,635	549,139
		1,618,809
Automobile Components - 1.26%
Belron Finance 2019 LLC, First Lien Term Loan 3M SOFR + 2.00%, 0.50% Floor, 10/16/2031	560,047	560,338
Clarios Global LP, First Lien Term Loan 1M SOFR + 2.50%, 01/28/2032	400,000	400,876
Tenneco, Inc., First Lien Term Loan 3M CME TERM SOFR + 5.00%, 0.50% Floor, 11/17/2028	997,452	995,083
		1,956,297
Beverages - 1.38%
PEGASUS BIDCO BV REFRESCO/PEGASUS 5/26 (USD) TERM, First Lien Term Loan 3M CME TERM SOFR + 2.50%, 07/12/2032	298,284	298,783
Primo Brands Corp., First Lien Term Loan 3M SOFR + 2.75%, 0.50% Floor, 03/31/2031	1,287,708	1,295,067
Sazerac Co Inc, First Lien Term Loan 1M SOFR + 2.00%, 07/09/2032	555,681	555,595
		2,149,445
Biotechnology - 0.09%
Alkermes Inc, First Lien Term Loan 3M SOFR + 2.75%, 08/12/2031	144,683	145,406

Broadline Retail - 0.72%
CHEWY INC, First Lien Term Loan 3M SOFR + 1.75%, 06/16/2033	212,722	212,855
Peer Holding III B.V., First Lien Term Loan 3M SOFR + 2.25%, 10/14/2032	279,496	280,049
Peer Holding III BV, First Lien Term Loan:
3M SOFR + 2.50%, 10/28/2030	159,774	160,294
3M SOFR + 2.50%, 07/01/2031	468,572	470,095
		1,123,293
Building Products - 0.79%
ADI GLOBAL DISTRIBUTION INC, First Lien Term Loan 3M SOFR + 0.00%, 06/16/2033(b)	101,083	101,462
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan 3M SOFR + 3.25%, 0.50% Floor, 04/12/2028	73,481	45,191
LBM Acquisition LLC, First Lien Term Loan 1M SOFR + 3.75%, 06/06/2031	417,566	351,353
Resideo Funding II LLC, First Lien Term Loan 6M SOFR + 2.00%, 06/13/2031	198,030	198,340
Resideo Funding Inc, First Lien Term Loan 3M SOFR + 2.00%, 08/13/2032	242,305	242,708

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	27

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 121.78% (continued)
Building Products - 0.79% (continued)
Wilsonart LLC, First Lien Term Loan 3M SOFR + 4.25%, 08/05/2031	$312,424	$283,759
		1,222,813
Capital Markets - 6.63%
Apex Group Treasury LLC, First Lien Term Loan 3M SOFR + 3.50%, 02/27/2032	1,176,201	1,117,209
Aretec Group, Inc, First Lien Term Loan 1M SOFR + 3.00%, 08/09/2030	1,006,035	1,005,064
Ascensus Holdings, Inc., First Lien Term Loan 1M SOFR + 3.00%, 0.50% Floor, 11/25/2032	600,923	587,904
Chrysaor Bidco ,SARL., First Lien Term Loan 3M SOFR + 3.00%, 10/30/2031	118,401	118,782
CITADEL SECURITIES LP TERM LOAN (06/26) USD, First Lien Term Loan 3M SOFR + 2.00%, 06/05/2033	533,878	533,323
CITCO FDG LLC TLB 1L, First Lien Term Loan 3M SOFR + 2.00%, 01/31/2033	856,091	854,562
Edelman Financial Engines Center LLC, First Lien Term Loan 1M SOFR + 4.00%, 11/28/2031	283,272	284,401
EP WEALTH ADVISORS LLC TERM (05/26) 1LIEN USD, First Lien Term Loan 3M CME TERM SOFR + 2.50%, 10/18/2032	156,597	156,924
Focus Financial Partners, LLC, First Lien Term Loan 1M SOFR + 2.50%, 09/15/2031	1,156,809	1,131,295
GTCR Everest Borrower, LLC Asset Mark 1/26 (01/26), First Lien Term Loan 3M SOFR + 2.50%, 09/05/2031	329,464	328,564
Hightower Holding LLC, First Lien Term Loan 3M SOFR + 2.75%, 02/03/2032	143,572	142,788
Hudson River Trading LLC, First Lien Term Loan 1M SOFR + 2.50%, 03/18/2030	1,052,230	1,046,264
Jane Street Group LLC, First Lien Term Loan 3M SOFR + 2.00%, 12/15/2031	221,216	219,483
Jump Financial LLC, First Lien Term Loan 3M SOFR + 3.50%, 02/26/2032	431,380	431,919
Jupiter Borrower Inc, First Lien Term Loan 3M SOFR + 0.00%, 03/25/2033	27,911	27,923
Jupiter Borrower, Inc TLB 1L, First Lien Term Loan 3M SOFR + 0.00%, 03/26/2033	258,459	258,568
KESTRA ADVISOR SERVICES HOLDINGS A INC TERM LOAN, First Lien Term Loan 1M SOFR + 2.75%, 03/24/2031	184,050	182,660
Kestra Advisor Services Holdings A, Inc., First Lien Term Loan 3M SOFR + 3.00%, 03/22/2031	62,095	61,626
Osaic Holdings Inc, First Lien Term Loan 3M SOFR + 2.50%, 07/30/2032	1,302,841	1,287,695
Osttra Group LTD, First Lien Term Loan 3M SOFR + 5.50%, 10/07/2033	141,691	140,333
Superannuation & Investments US LLC, First Lien Term Loan 1M SOFR + 2.50%, 12/01/2028	80,516	80,483
Victory Capital Holdings Inc, First Lien Term Loan 3M SOFR + 1.75%, 09/23/2032	296,655	295,845
		10,293,615
Chemicals - 1.88%
Discovery Purchaser/Bayer/Envu 8/22 TL, First Lien Term Loan 3M SOFR + 3.75%, 10/04/2029	1,056,361	1,053,599
Fortis 333 Inc, First Lien Term Loan 3M SOFR + 3.25%, 03/29/2032	319,001	318,452
NOURYON FINANCE BV, First Lien Term Loan 6M SOFR + 3.50%, 06/01/2033	229,933	230,269
Olympus Water US Holding Corp, First Lien Term Loan 3M SOFR + 3.25%, 11/03/2032	222,947	223,055
SCIL USA Holdings LLC, First Lien Term Loan 3M SOFR + 4.00%, 10/29/2032	578,005	578,005
Touchdown Acquirer Inc TERM (01/26) 1LIEN USD, First Lien Term Loan 3M SOFR + 2.50%, 02/21/2031	513,806	509,899
		2,913,279
Commercial Services & Supplies - 4.50%
Action Environmental Group, Inc., First Lien Term Loan 3M SOFR + 3.00%, 0.50% Floor, 10/24/2030	1,294,623	1,281,676
Allied Universal Holdco LLC, First Lien Term Loan 1M SOFR + 3.25%, 08/20/2032	1,094,083	1,095,883
Arcwood Environmental, Inc., First Lien Term Loan 3M SOFR + 3.00%, 04/01/2033(b)	217,260	218,618
Asplundh Tree Expert LLC, First Lien Term Loan 1M SOFR + 1.75%, 05/14/2033	102,573	102,573
Belfor Holdings Inc, First Lien Term Loan 1M SOFR + 2.75%, 11/01/2030	128,203	127,989
GFL ENVIRONMENTAL SERVICES INC, First Lien Term Loan 3M SOFR + 2.50%, 03/03/2032	586,482	587,245
LSF12 Crown US Commercial Bidco LLC, First Lien Term Loan 1M SOFR + 3.00%, 12/02/2031	1,078,662	1,082,616
Minimax Viking GmbH, First Lien Term Loan 1M SOFR + 2.00%, 03/17/2032	610,029	610,983
Omnia Partners, LLC, First Lien Term Loan 3M SOFR + 2.50%, 12/31/2032	746,866	749,248
Orbit Private Holdings I Ltd, First Lien Term Loan 6M SOFR + 3.75%, 12/10/2031	760,534	761,188
Prime Sec Services Borrower LLC, First Lien Term Loan 1M SOFR + 1.75%, 03/08/2032	307,633	303,468
Protection One/ADT 11/24, First Lien Term Loan 1M SOFR + 2.00%, 10/13/2030	69,326	68,971
		6,990,458

See Notes to Financial Statements.
28	www.blackstone.com/bxci-closed-end-funds

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 121.78% (continued)
Construction & Engineering - 2.07%
APi Group DE, Inc., First Lien Term Loan 1M SOFR + 1.75%, 05/14/2033	$66,145	$66,096
Azuria Water Solutions Inc TL B 1L USD, First Lien Term Loan 3M SOFR + 0.00%, 01/31/2033	1,309,578	1,308,648
Dycom Industries Inc, First Lien Term Loan 3M SOFR + 1.75%, 01/27/2033	186,123	186,617
Green Infrastructure Partners Inc, First Lien Term Loan 3M SOFR + 2.75%, 09/24/2032(b)	295,477	295,847
ITG Communications LLC, First Lien Term Loan 3M SOFR + 0.00%, 07/09/2031	380,996	376,233
Socotec US Holding Inc, First Lien Term Loan 3M SOFR + 3.25%, 06/02/2031	635,413	637,399
Trilon Group LLC, First Lien Term Loan 1M SOFR + 3.50%, 06/03/2033(b)	346,878	347,312
		3,218,152
Construction Materials - 1.04%
QUIKRETE HLDGS INC, First Lien Term Loan 1M SOFR + 2.25%, 02/10/2032	666,462	666,738
Tamko Building Products LLC, First Lien Term Loan 3M SOFR + 2.75%, 09/20/2030	734,246	734,704
TAMKO BUILDING PRODUCTS LLC, First Lien Term Loan 3M SOFR + 4.00%, 09/17/2030	217,260	217,532
		1,618,974
Consumer Finance - 0.70%
CPI Holdco B LLC, First Lien Term Loan 1M SOFR + 2.00%, 05/19/2031	1,087,488	1,084,541

Consumer Staples Distribution & Retail - 0.12%
Boots Group Finco LP, First Lien Term Loan 3M SOFR + 3.25%, 08/30/2032	190,234	191,146

Containers & Packaging - 3.74%
Berlin Packaging LLC, First Lien Term Loan 3M SOFR + 3.25%, 06/09/2031	284,543	283,489
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan 1M SOFR + 3.25%, 04/01/2032	1,229,351	1,183,760
Iris Holding, Inc., First Lien Term Loan 3M SOFR + 4.75%, 0.50% Floor, 06/28/2028	1,034,022	987,088
ProAmpac PG Borrower LLC TERM LOAN (02/26) 1LIEN, First Lien Term Loan 3M SOFR + 4.00%, 03/07/2033	890,821	877,459
Supplyone 3/24, First Lien Term Loan 1M SOFR + 3.50%, 04/18/2031	413,867	415,019
SWORD PURCHASER LLC TERM (11/25) 1LIEN USD (04/33), First Lien Term Loan 1M SOFR + 4.00%, 04/11/2033	378,394	369,733
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan 1M SOFR + 3.25%, 0.50% Floor, 03/03/2031	684,800	642,428
Trident TPI Holdings, Inc., First Lien Term Loan 3M SOFR + 3.75%, 0.50% Floor, 09/15/2028	1,082,472	1,040,975
		5,799,951
Distributors - 0.51%
S&S Holdings LLC, First Lien Initial Term Loan 1M SOFR + 5.00%, 0.50% Floor, 03/13/2028	550,753	546,107
S&S Holdings LLC, First Lien Term Loan 1M SOFR + 5.00%, 10/01/2031	249,371	237,651
		783,758
Diversified Consumer Services - 2.69%
Adtalem Global Education Inc TERM (02/26) 1LIEN, First Lien Term Loan 3M SOFR + 2.25%, 03/02/2033	293,178	294,369
Ascend Learning LLC, First Lien Term Loan 1M SOFR + 3.00%, 0.50% Floor, 12/11/2028	394,515	385,530
BIFM CA BUYER INC. 2025 TERM LOAN (09/25) 1LIEN, First Lien Term Loan 1M SOFR + 3.25%, 05/31/2028	192,489	193,352
GAIA PURCHASER INC, First Lien Term Loan 3M SOFR + 0.00%, 06/24/2033	362,100	362,553
Imagine Learning LLC, First Lien Term Loan 1M SOFR + 3.50%, 12/21/2029	957,950	902,810
Inspired Education US Holdings Inc, First Lien Term Loan 3M SOFR + 2.75%, 02/28/2031	262,391	263,294
KUEHG Corp, First Lien Term Loan 3M SOFR + 2.75%, 06/12/2030	235,691	227,525
Lernen Bidco, Ltd., First Lien Term Loan 6M SOFR + 3.50%, 10/25/2031	56,293	55,519
Metropolis Technologies, Inc., First Lien Term Loan 3M SOFR + 5.25%, 11/03/2032	937,769	924,875
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan 1M SOFR + 2.75%, 0.50% Floor, 02/10/2029	571,933	564,380
		4,174,207

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	29

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 121.78% (continued)
Diversified REITs - 0.19%
Iron Mountain Information Management LLC, First Lien Term Loan 1M SOFR + 2.00%, 01/31/2031	$299,233	$299,158

Diversified Telecommunication Services - 1.81%
Cable & Wireless 1/25 B7, First Lien Term Loan 3M SOFR + 3.25%, 02/02/2032	1,054,605	1,023,805
Radiate Holdco, LLC, First Lien Term Loan 1M SOFR + 5.00%, 09/25/2029	260,296	235,279
Sunrise Financing Partnership, First Lien Term Loan 6M SOFR + 2.50%, 02/17/2032	318,295	314,743
Ufinet/Zacapa 10/24 TL, First Lien Term Loan 3M SOFR + 3.75%, 03/22/2029	1,243,088	1,242,896
		2,816,723
Electric Utilities - 1.48%
Alpha Generation LLC, First Lien Term Loan:
1M SOFR + 1.75%, 09/30/2031	955,480	948,405
1M SOFR + 1.75%, 06/10/2033	335,244	332,101
NRG Energy 3/24 Cov-Lite, First Lien Term Loan 3M SOFR + 1.75%, 04/16/2031	1,022,674	1,023,098
		2,303,604
Electrical Equipment - 0.81%
Aggreko Holdings, Inc., First Lien Term Loan 3M SOFR + 3.00%, 0.50% Floor, 05/21/2031	94,293	94,647
Arcline FM Holdings LLC, First Lien Term Loan 3M SOFR + 2.75%, 06/24/2030	747,801	751,230
Sunbelt Transformer 10/24, First Lien Term Loan 3M SOFR + 4.25%, 10/24/2031	260,102	260,209
Watlow Electric Manufacturing Co, First Lien Term Loan 3M SOFR + 2.75%, 06/10/2033	155,045	155,110
		1,261,196
Electronic Equipment, Instruments & Components - 1.57%
Belden Inc, First Lien Term Loan 3M SOFR + 0.00%, 06/11/2033	477,737	478,931
Chariot Buyer LLC, First Lien Term Loan 1M SOFR + 3.00%, 09/08/2032	33,227	33,285
DG Investment Intermediate Holdings 2 Inc, First Lien Term Loan:
1M SOFR + 3.25%, 07/09/2032	840,421	843,047
1M SOFR + 5.50%, 07/29/2033(b)	299,173	301,791
ESCO Technologies Inc, First Lien Term Loan 3M SOFR + 0.00%, 06/10/2033	90,651	90,651
Modena Buyer LLC, First Lien Term Loan 3M SOFR + 4.25%, 07/01/2031	452,716	419,442
SANMINA CORP TERM (05/26) 1LIEN USD (10/32), First Lien Term Loan 1M SOFR + 1.75%, 10/27/2032(b)	263,991	264,816
		2,431,963
Energy Equipment & Services - 0.77%
Covia Holdings LLC, First Lien Term Loan 3M SOFR + 2.75%, 02/26/2032	151,683	151,240
PG Polaris Bid Co Sarl, First Lien Term Loan 3M SOFR + 2.00%, 03/26/2031	1,041,123	1,041,977
		1,193,217
Entertainment - 3.10%
Discovery Global Holdings Inc, First Lien Term Loan 3M SOFR + 2.50%, 06/30/2033	1,052,204	1,053,803
Endeavor 1/25 Cov-Lite, First Lien Term Loan 1M SOFR + 2.75%, 03/24/2032	931,883	934,096
EP Purcasher, LLC, First Lien Term Loan 3M SOFR + 3.50%, 11/06/2028	1,133,601	737,975
EP Purchaser LLC, First Lien Term Loan 3M SOFR + 4.50%, 0.50% Floor, 11/06/2028	141,171	91,903
OAK-EAGLE ACQUIRECO INC TERM (10/25) 1LIEN USD, First Lien Term Loan 3M SOFR + 0.00%, 03/24/2033	1,553,942	1,559,520
Opry Entertainment/OEG, First Lien Term Loan 3M SOFR + 3.50%, 06/30/2031	293,142	295,112
TKO WORLDWIDE HOLDINGS LLC TERM (05/26) 1LIEN USD, First Lien Term Loan 3M SOFR + 1.75%, 11/21/2031	139,744	139,463
		4,811,872
Financial Services - 1.84%
Chicago US Midco III LP, First Lien Term Loan 1M SOFR + 2.50%, 10/29/2032	217,128	217,174
Corpay Technologies Operating Co LLC, First Lien Term Loan 1M SOFR + 1.75%, 11/05/2032	688,664	687,555

See Notes to Financial Statements.
30	www.blackstone.com/bxci-closed-end-funds

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 121.78% (continued)
Financial Services - 1.84% (continued)
Envestnet, Inc., First Lien Term Loan 3M SOFR + 3.00%, 11/25/2031	$107,273	$104,480
IMC FINANCING LLC, First Lien Term Loan 3M SOFR + 2.50%, 06/01/2033	178,903	179,276
Mitchell International, Inc., First Lien Term Loan 1M SOFR + 3.00%, 0.50% Floor, 06/17/2031	102,554	97,920
Shift4 Payments LLC, First Lien Term Loan 3M SOFR + 2.00%, 07/06/2032	515,726	514,653
Synechron Inc, First Lien Term Loan 3M SOFR + 3.75%, 10/03/2031	1,128,653	1,059,055
		2,860,113
Food Products - 1.27%
CH Guenther 11/21, First Lien Term Loan 1M SOFR + 3.00%, 12/08/2028	801,572	804,578
Froneri International Limited, First Lien Term Loan 6M SOFR + 2.50%, 09/30/2032	533,670	530,623
Froneri US, Inc., First Lien Term Loan 6M SOFR + 2.25%, (0.25)% Floor, 09/30/2031	246,713	245,242
PFI Lower Midco LLC, First Lien Term Loan 1M SOFR + 4.00%, 12/01/2032	139,300	140,432
SNACKING INVESTMENTS US LLC TERM LOAN (05/26), First Lien Term Loan 3M SOFR + 3.00%, 10/29/2032	255,703	256,582
		1,977,457
Ground Transportation - 0.25%
Avis Budget Car Rental LLC, First Lien Term Loan 1M SOFR + 2.50%, 07/16/2032	137,642	137,412
Genesee & WY Inc, First Lien Term Loan 3M SOFR + 1.75%, 04/10/2031	254,886	254,122
		391,534
Health Care Equipment & Supplies - 1.43%
Embecta Corp, TLB, First Lien Term Loan 3M SOFR + 3.00%, 03/30/2029	753,673	600,188
Hanger, Inc., First Lien Term Loan:
1M SOFR + 3.50%, 10/23/2031(c)	33,362	33,523
1M SOFR + 3.50%, 10/23/2031	364,214	365,971
WS Audiology USA II LLC aka WS Audiology A/S, First Lien Term Loan 3M SOFR + 3.25%, 02/18/2032	1,213,113	1,216,497
		2,216,179
Health Care Providers & Services - 7.13%
Agiliti Health, Inc., First Lien Term Loan 3M SOFR + 3.00%, 05/01/2030	303,890	293,885
CHG Healthcare Services, Inc., First Lien Term Loan 3M CME TERM SOFR + 3.00%, 0.50% Floor, 09/30/2031	805,186	806,406
Ensemble RCM LLC, First Lien Term Loan 3M SOFR + 3.00%, 02/09/2033	1,055,112	1,052,210
Global Medical Response Inc, First Lien Term Loan 1M SOFR + 3.25%, 10/01/2032	985,492	989,188
Heartland Dental LLC TL B 1L USD, First Lien Term Loan 1M SOFR + 3.50%, 08/25/2032	910,119	911,826
IVI America LLC aka IVIRMA, First Lien Term Loan 3M SOFR + 2.75%, 06/01/2033	648,622	650,380
MCKESSON MEDICAL-SURGICAL TOP HOLDINGS INC TERM, First Lien Term Loan 3M SOFR + 2.25%, 06/03/2032	392,656	393,229
MED ParentCo LP, First Lien Term Loan 1M SOFR + 3.00%, 04/15/2031	802,770	804,612
MEDICAL SOLUTIONS HOLDINGS INC, First Lien Term Loan 6M SOFR + 5.25%, 06/01/2033	157,663	120,218
Medical Solutions L.L.C., First Lien Term Loan:
3M CME TERM SOFR + 0.00%, 06/01/2033	410,652	104,716
3M CME TERM SOFR + 0.00%, 06/01/2033	511,882	390,311
Midwest Physcn Admin Srvcs LLC, First Lien Term Loan 1M SOFR + 3.00%, 03/12/2028	956,134	952,013
Onex TSG Intermediate Corp (01/26) 1LIEN USD (08/32), First Lien Term Loan 3M SOFR + 3.25%, 08/06/2032	356,460	358,986
Outcomes Group Holdings, Inc, First Lien Term Loan 1M SOFR + 3.00%, 05/06/2031	448,867	450,714
Pediatric Associates Holding Co LLC, First Lien Term Loan 3M SOFR + 5.00%, 12/29/2031	382,619	383,235
Radiology Partners Inc, First Lien Term Loan 3M SOFR + 4.50%, 06/30/2032	655,008	655,689
Raven Acquisition Holdings LLC 10/24 Cov-Lite TLB, First Lien Term Loan 1M SOFR + 3.00%, 11/19/2031	710,348	701,852
Southern Veterinary Partners LLC, First Lien Term Loan 3M SOFR + 2.50%, 12/04/2031	398,995	399,089
U.S. Anesthesia Partners, Inc., First Lien Term Loan 1M SOFR + 4.00%, 0.50% Floor, 10/02/2028	406,250	407,324
US Fertility Enterprises LLC, First Lien Term Loan 3M SOFR + 3.25%, 12/30/2032	249,921	251,015
		11,076,898

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	31

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 121.78% (continued)
Health Care Technology - 1.76%
AthenaHealth Group Inc, First Lien Term Loan 1M SOFR + 3.25%, 02/17/2032	$370,716	$367,333
Cotiviti, Inc., First Lien Term Loan 1M SOFR + 2.75%, 03/26/2032	512,622	466,648
Gainwell Acquisition Corp., First Lien Term Loan 3M SOFR + 4.00%, 0.75% Floor, 10/01/2027	1,755,192	1,731,795
Project Ruby Ultimate Parent Corp., First Lien Term Loan 1M SOFR + 2.75%, 03/10/2028	173,547	173,532
		2,739,308
Hotels, Restaurants & Leisure - 5.07%
Alterra Mountain Co., First Lien Term Loan 1M SOFR + 2.50%, 08/18/2028	498,744	500,148
BetClic Everest Group SAS, First Lien Term Loan 3M SOFR + 2.75%, 12/10/2031	340,623	341,581
Bulldog Purchaser, Inc., First Lien Term Loan 3M SOFR + 3.25%, 0.50% Floor, 02/07/2033	563,750	565,103
Caesars Entertainment, Inc., First Lien Term Loan 1M SOFR + 2.25%, 0.50% Floor, 02/06/2031	346,456	334,222
EMMA BUYER LLC, First Lien Term Loan 3M SOFR + 0.00%, 06/16/2033	309,366	308,980
Entain Holdings Gibraltar Ltd, First Lien Term Loan 3M SOFR + 2.25%, 10/31/2029	1,122,149	1,122,149
Fertitta Entertainment, LLC, First Lien Term Loan 1M SOFR + 3.25%, 01/27/2029	655,371	655,443
Flutter Entertainment Public Limited, First Lien Term Loan 3M SOFR + 2.00%, 06/04/2032	154,992	154,581
Flutter Financing BV, First Lien Term Loan 3M SOFR + 1.75%, 0.50% Floor, 11/30/2030	398,977	396,084
Flynn Restaurant Group LP, First Lien Term Loan 1M SOFR + 3.75%, 01/28/2032	676,787	671,048
Light & Wonder International, Inc., First Lien Term Loan 1M SOFR + 2.00%, 0.50% Floor, 04/16/2029	631,152	632,730
MOTION FINCO LLC, First Lien Term Loan 3M SOFR + 3.50%, 11/12/2029	292,174	249,930
PIONEER OPCO LLC TERM, First Lien Term Loan 1M SOFR + 3.25%, 05/16/2033	358,277	360,100
Scientific Games Holdings LP, First Lien Term Loan 3M SOFR + 3.00%, 0.50% Floor, 04/04/2029	503,238	496,972
Turquoise Topco Limited, First Lien Term Loan 3M SOFR + 3.25%, 12/30/2032	224,844	220,909
Voyager Parent LLC, First Lien Term Loan 3M SOFR + 4.25%, 07/01/2032	863,073	864,679
		7,874,659
Household Durables - 1.11%
ACProducts Holdings Inc, First Lien Term Loan:
3M SOFR + 5.50%, 08/17/2028	1,541,534	1,365,413
3M SOFR + 5.50%, 11/14/2031	113,233	115,852
Weber-Stephen Products LLC, First Lien Term Loan 3M SOFR + 3.75%, 10/01/2032	250,555	247,871
		1,729,136
Household Products - 0.61%
KDC ONE DEVELOPMENT CORPORATION INC TERM LOAN, First Lien Term Loan 1M SOFR + 3.50%, 08/15/2028	950,000	950,727

Independent Power and Renewable Electricity Producers - 1.57%
Cogentrix Finance Holdco I LLC,, First Lien Term Loan 1M SOFR + 2.25%, 02/26/2032	312,182	312,238
Lightning Power 8/24 TLB, First Lien Term Loan 1M SOFR + 2.00%, 08/18/2031	1,193,059	1,195,749
PATHFINDER POWER LLC, First Lien Term Loan 3M SOFR + 2.00%, 06/22/2033	936,300	935,425
		2,443,412
Insurance - 4.05%
Alera Group Inc, Second Lien Term Loan 3M SOFR + 5.50%, 05/30/2033	264,621	252,603
Alera Group, Inc., First Lien Term Loan 1M SOFR + 2.75%, 0.50% Floor, 05/28/2032	619,924	590,713
Alliant Holdings Intermediate LLC, First Lien Term Loan 1M SOFR + 2.50%, 09/19/2031	851,207	840,861
AmWINS Group, Inc., First Lien Term Loan 3M SOFR + 2.00%, 0.75% Floor, 01/30/2032	579,579	568,303
Baldwin Insurance Group Holdings LLC, First Lien Term Loan 3M SOFR + 2.50%, 05/27/2031	729,209	715,540
Broad Street Partners Inc, First Lien Term Loan 1M SOFR + 2.50%, 06/13/2031	1,416,940	1,371,435
Hyperion Refinance Sarl, First Lien Term Loan:
1M SOFR + 2.75%, 04/18/2030	1,119,739	1,058,434
1M SOFR + 2.75%, 02/18/2031	141,638	133,352
LOCKTON INC TERM LOAN (04/26) USD (04/33), First Lien Term Loan 3M SOFR + 2.00%, 05/09/2033	87,799	87,690

See Notes to Financial Statements.
32	www.blackstone.com/bxci-closed-end-funds

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 121.78% (continued)
Insurance - 4.05% (continued)
Trucordia Insurance Holdings LLC, First Lien Term Loan 3M SOFR + 3.25%, 06/17/2032	$746,241	$667,885
		6,286,816
Interactive Media & Services - 2.15%
LI Group Holdings, Inc., First Lien 2021 Term Loan 1M SOFR + 3.50%, 0.75% Floor, 03/10/2028	216,397	216,343
MH Sub I LLC, First Lien Term Loan:
1M SOFR + 4.25%, 05/03/2028	809,511	788,934
1M SOFR + 4.25%, 0.50% Floor, 12/31/2031	148,413	129,008
Project Boost Purchaser, LLC aka JD Power/Autodata, First Lien Term Loan 3M SOFR + 2.75%, 07/16/2031	45,850	44,730
Trip.com/TripAdvisor 7/24, First Lien Term Loan 1M SOFR + 2.75%, 07/08/2031	1,319,955	1,265,507
WH Borrower LLC, First Lien Term Loan 3M SOFR + 0.00%, 02/20/2032(b)	143,123	143,659
WH BORROWER LLC, First Lien Term Loan 3M SOFR + 4.50%, 02/20/2032	742,778	745,058
		3,333,239
IT Services - 4.58%
ACCESS CIG LLC, First Lien Term Loan 1M SOFR + 4.00%, 08/19/2030	873,860	779,649
Ahead 7/24 TLB3 1L, First Lien Term Loan 3M SOFR + 2.50%, 02/03/2031	586,850	578,346
ASURION LLC TLB 1L, First Lien Term Loan 3M SOFR + 3.75%, 02/23/2033	190,602	180,732
Asurion LLC, First Lien Term Loan 3M SOFR + 4.25%, 09/19/2030	35,297	34,995
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan 1M SOFR + 7.00%, 02/19/2029	1,625,691	1,368,124
Fortress Intermediate 3 Inc, First Lien Term Loan 1M SOFR + 3.00%, 06/27/2031	1,089,887	1,086,481
Indy US Holdco LLC, First Lien Term Loan 3M SOFR + 2.50%, 0.50% Floor, 10/31/2030(b)	137,642	136,266
New Money Tranche A, First Lien Term Loan 3M SOFR + 5.75%, 04/30/2029	73,493	59,714
Newfold Digital Holdings Group Inc TL 1L, First Lien Term Loan:
1M SOFR + 3.60%, 04/30/2029	220,981	95,666
1M SOFR + 3.60%, 04/30/2029	1,072,216	868,495
Skopima Consilio Parent, LLC, First Lien Term Loan 1M SOFR + 3.75%, 0.50% Floor, 05/12/2028	221,385	183,611
team.blue Finco SARL, First Lien Term Loan 3M SOFR + 3.25%, 07/12/2032	155,036	148,641
Thought Works, Inc., First Lien Incremental Term Loan 1M SOFR + 2.75%, 0.50% Floor, 03/24/2028	40,477	33,624
Trio Bidco Inc, First Lien Term Loan 3M SOFR + 4.00%, 10/29/2032	514,351	506,314
Virtusa Corp., First Lien Term Loan 1M SOFR + 3.25%, 0.75% Floor, 02/15/2029	654,485	573,496
World Wide Technology Holding Co. LLC, First Lien Term Loan 1M SOFR + 2.00%, 0.50% Floor, 03/01/2030	487,001	485,784
		7,119,938
Life Sciences Tools & Services - 1.02%
Loire Finco Luxembourg Sarl TLB, First Lien Term Loan 1M SOFR + 4.00%, 01/21/2030	874,113	877,391
PAREXEL International Corp., First Lien Term Loan 3M SOFR + 2.50%, 0.50% Floor, 12/12/2031	706,371	707,328
		1,584,719
Machinery - 3.35%
AI AQUA MERGER SUB INC, First Lien Term Loan 3M SOFR + 2.50%, 06/25/2033	1,484,471	1,485,309
Allison Transmission Inc, First Lien Term Loan 1M SOFR + 1.75%, 01/03/2033	191,915	191,956
ASP Blade Holdings, Inc, Second Lien Term Loan 3M SOFR + 4.00%, 10/15/2029	466,879	250,947
CoorsTek Inc, First Lien Term Loan 3M CME TERM SOFR + 2.50%, 10/28/2032	350,998	352,097
Cube Industrials Buyer Inc, First Lien Term Loan 3M SOFR + 3.00%, 10/17/2031	248,583	249,128
Engineered Machinery Holdings Inc, First Lien Term Loan 3M SOFR + 3.25%, 11/26/2032	765,298	770,196
Hobbs & Associates LLC, First Lien Term Loan 3M SOFR + 2.75%, 07/23/2031	72,967	72,956
Icebox Holdco III, Inc., First Lien Term Loan 3M SOFR + 3.75%, 0.50% Floor, 12/22/2031	34,388	34,552
LSF12 Helix Parent LLC, First Lien Term Loan 1M SOFR + 3.50%, 02/10/2033	261,388	256,977
Merlin Buyer Inc TERM (03/26) 1LIEN USD (03/33), First Lien Term Loan 3M SOFR + 4.00%, 04/15/2033	702,000	704,633
Pro Mach Group, Inc., First Lien Term Loan 1M SOFR + 2.50%, 10/18/2032	408,259	409,059
Project Castle, Inc., First Lien Term Loan 3M SOFR + 5.50%, 06/01/2029	793,135	197,621

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	33

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 121.78% (continued)
Machinery - 3.35% (continued)
Victory Buyer LLC TERM (02/26) 1LIEN USD (02/33), First Lien Term Loan 3M SOFR + 3.00%, 02/14/2033	$229,592	$230,568
		5,205,999

Media - 0.85%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan 1M SOFR + 2.25%, 02/13/2032	609,979	610,168
American Greetings Corp., First Lien Term Loan 1M SOFR + 5.75%, 10/23/2029	712,832	713,470
		1,323,638
Metals & Mining - 0.34%
Arsenal AIC Parent LLC, First Lien Term Loan 1M SOFR + 2.75%, 08/19/2030	281,451	282,859
Tega MC Australia Holdings Pty Ltd TLB 1L, First Lien Term Loan 3M SOFR + 0.00%, 03/25/2033	236,031	237,654
		520,513
Mortgage Real Estate Investment Trusts (REITs) - 0.60%
KREF Holdings X LLC, First Lien Term Loan 1M SOFR + 2.50%, 03/05/2032	185,504	178,919
Starwood Property Mortgage LLC, First Lien Term Loan:
1M SOFR + 2.00%, 01/02/2030	307,054	306,927
1M SOFR + 2.00%, 09/24/2032	446,565	446,397
		932,243
Oil, Gas & Consumable Fuels - 3.39%
AL GCX Holdings LLC, First Lien Term Loan 1M SOFR + 2.25%, 12/20/2032	498,750	499,952
Blackfin Pipeline LLC, First Lien Term Loan 1M SOFR + 3.00%, 09/29/2032	868,995	873,158
Buckeye Partners LP, First Lien Term Loan 1M SOFR + 1.75%, 11/22/2032	82,413	82,795
Colossus Acquireco LLC, First Lien Term Loan 3M CME TERM SOFR + 1.75%, 01/10/2033	1,036,919	1,031,522
Freeport LNG Investments LLLP, First Lien Term Loan 3M SOFR + 3.25%, 02/11/2033	1,288,016	1,292,041
Liquid Tech Solutions Holdings LLC, First Lien Term Loan 3M SOFR + 3.50%, 10/12/2032	761,625	756,407
SP MOTION HOLDCO LTD, First Lien Term Loan 3M CME TERM SOFR + 2.00%, 06/24/2033	467,030	467,079
White Water Matterhorn Holdings LLC, First Lien Term Loan 3M SOFR + 1.75%, 06/16/2032	256,426	254,984
		5,257,938
Passenger Airlines - 2.19%
AAdvantage Loyalty IP, Ltd., First Lien Term Loan:
3M SOFR + 2.25%, 04/20/2028	71,946	71,962
3M SOFR + 2.75%, 05/28/2032	295,082	295,513
Air Canada, First Lien Term Loan 3M SOFR + 1.75%, 03/21/2031	89,697	89,613
American Airlines, Inc., First Lien Term Loan 6M SOFR + 2.25%, 02/15/2028	616,757	611,977
AS MILEAGE PLAN IP LTD TERM (05/26) 1LIEN USD, First Lien Term Loan 3M SOFR + 2.00%, 05/12/2033	191,917	191,558
AS Mileage Plan IP Ltd, First Lien Term Loan 3M SOFR + 1.75%, 10/15/2031	372,587	371,948
MAXIMUS INC TERM LOAN (05/26) USD (05/33), First Lien Term Loan 3M CME TERM SOFR + 3.00%, 05/29/2033	408,222	403,885
MODERN AVIATION FBO HOLDINGS LLC TERM (05/26), First Lien Term Loan 3M SOFR + 3.00%, 05/15/2033	156,257	156,843
Onesky Flight LLC, First Lien Term Loan 1M SOFR + 2.75%, 02/17/2033	164,400	165,274
Vista Management Holding Inc., First Lien Term Loan 3M SOFR + 3.75%, 04/01/2031	781,415	785,615
WestJet Loyalty LP, First Lien Term Loan 3M SOFR + 3.25%, 02/14/2031	270,021	262,451
		3,406,639
Pharmaceuticals - 2.42%
Bio Marin Pharmaceutical Inc, First Lien Term Loan 6M SOFR + 1.75%, 04/27/2033	546,670	547,216
Dechra Pharmaceuticals LLC TERM (01/26) 1LIEN USD, First Lien Term Loan 6M SOFR + 2.75%, 01/27/2032	1,122,624	1,126,480
OPAL US LLC TER LOAN B (02/26) 1LIEN USD (04/32), First Lien Term Loan 3M SOFR + 2.50%, 04/28/2032	1,176,684	1,177,313
Padagis LLC, First Lien Initial Term Loan 3M SOFR + 4.75%, 0.50% Floor, 07/06/2028(b)	623,546	592,369

See Notes to Financial Statements.
34	www.blackstone.com/bxci-closed-end-funds

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 121.78% (continued)
Pharmaceuticals - 2.42% (continued)
PRESTIGE BRANDS INC TERM LOAN B (05/26) USD, First Lien Term Loan 3M SOFR + 2.00%, 06/12/2033(c)	$314,332	$315,021
		3,758,399
Professional Services - 10.17%
AG Group Holdings, Inc., First Lien Term Loan 1M SOFR + 4.25%, 12/29/2028	1,117,345	1,014,415
Ankura Consulting Group LLC, First Lien Term Loan 3M SOFR + 3.50%, 0.75% Floor, 12/26/2031	607,583	577,204
Berkeley Resh Group LLC, First Lien Term Loan 3M SOFR + 3.25%, 04/30/2032	1,027,833	1,027,926
Camelot US Acquisition LLC, First Lien Term Loan 6M CME TERM SOFR + 3.00%, 01/31/2031	750,000	693,124
Cast & Crew LLC, First Lien Term Loan 3M SOFR + 3.75%, 0.50% Floor, 12/29/2028	1,226,136	481,258
CoreLogic, Inc., First Lien Initial Term Loan 1M SOFR + 3.50%, 0.50% Floor, 06/02/2028	660,971	654,361
DTI Holdco Inc, First Lien Term Loan 1M SOFR + 4.00%, 04/26/2029	346,524	316,723
Eisner Advisory Group LLC, First Lien Term Loan 1M SOFR + 4.00%, 02/28/2031	389,490	383,351
Element Materials Technology Group Holdings, First Lien Term Loan 3M SOFR + 3.50%, 07/06/2029	898,413	904,401
First Advantage Holdings LL, First Lien Term Loan 3M SOFR + 2.75%, 10/31/2031	710,857	703,112
Grant Thornton Advisors LLC, First Lien Term Loan 3M SOFR + 2.75%, 06/02/2031	719,329	686,287
Heron Bidco LLC, First Lien Term Loan 3M SOFR + 4.00%, 12/10/2032	699,173	704,417
HireRight Holdings Corp., First Lien Term Loan 1M SOFR + 3.25%, 09/27/2030	303,140	294,299
Inmar Inc, First Lien Term Loan 3M SOFR + 4.50%, 10/30/2031	460,254	405,311
Isolved, Inc., First Lien Term Loan 1M SOFR + 2.75%, 10/14/2030	389,261	366,635
Lereta, LLC, First Lien Term Loan 1M SOFR + 5.25%, 07/30/2028	417,069	394,130
Mermaid Bidco Inc aka Datasite TL 1L, First Lien Term Loan 3M SOFR + 3.25%, 07/03/2031	726,276	704,793
Neptune Bidco US Inc, First Lien Term Loan 3M SOFR + 5.00%, 02/03/2033	622,738	618,540
Perficient/Plano 8/24 TLB 1L, First Lien Term Loan 3M SOFR + 3.50%, 10/02/2031	587,163	463,859
Pre Paid Legal Services, Inc., First Lien Term Loan 1M SOFR + 3.25%, 12/15/2028	370,738	339,715
Ryan LLC, First Lien Term Loan 1M SOFR + 3.50%, 11/08/2032	763,082	758,313
Secretariat Advisors LLC, First Lien Term Loan 3M SOFR + 4.00%, 02/27/2032	175,839	172,872
Thevelia US LLC, First Lien Term Loan 3M SOFR + 3.00%, 0.50% Floor, 06/18/2029	1,184,810	1,153,709
TTF Holdings LLC, First Lien Term Loan 6M SOFR + 3.75%, 07/18/2031	1,013,332	750,373
Vaco Holdings, LLC, First Lien Term Loan 3M SOFR + 5.00%, 01/22/2029	1,251,908	1,032,048
VT Topco, Inc. 12/24 1L, First Lien Term Loan 1M SOFR + 3.00%, 08/09/2030	201,468	197,958
		15,799,134
Semiconductors & Semiconductor Equipment - 0.34%
Altar Bidco, Inc., First Lien Term Loan 3M SOFR + 3.35%, 0.50% Floor, 02/01/2029	371,315	371,586
MKS Inc, First Lien Term Loan 1M SOFR + 1.75%, 02/04/2033	154,258	154,933
		526,519
Software - 16.42%
Avalara, Inc., First Lien Term Loan 3M SOFR + 2.50%, 03/29/2032	547,071	525,188
BEP Intermediate Holdco, First Lien Term Loan 1M SOFR + 2.75%, 04/28/2031	315,982	315,851
BMC Software 7/24 2nd Lien TL, Second Lien Term Loan 3M SOFR + 5.75%, 07/02/2032	950,959	818,220
Boxer Parent Co., Inc., First Lien Term Loan 3M SOFR + 2.75%, 07/30/2031	670,691	606,207
Capstone Borrower, Inc., First Lien Term Loan 3M SOFR + 2.75%, 06/17/2030	80,247	77,174
CENTRAL PARENT LLC TERM (04/26) 1LIEN USD (04/33), First Lien Term Loan 3M CME TERM SOFR + 3.25%, 04/29/2033	1,113,928	735,192
Cloud Software Group Inc, First Lien Term Loan:
3M SOFR + 3.25%, 03/21/2031	300,667	264,587
3M SOFR + 3.25%, 08/16/2032	501,194	435,232
Cloudera, Inc. TL 1L, First Lien Term Loan 1M SOFR + 3.75%, 0.50% Floor, 10/08/2028	1,276,886	996,654
Clover 10/24 TLB 1L, First Lien Term Loan 1M SOFR + 3.75%, 12/09/2031	584,323	559,243
Conga Corp., First Lien Term Loan 3M SOFR + 3.50%, 0.75% Floor, 05/06/2028	300,181	256,155
Cornerstone On Demand, Inc., First Lien Initial Term Loan 1M SOFR + 3.75%, 0.50% Floor, 10/16/2028	1,625,309	1,042,636
Dayforce Bidco LLC, First Lien Term Loan 3M SOFR + 3.00%, 02/04/2033	1,233,548	1,128,351

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	35

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 121.78% (continued)
Software - 16.42% (continued)
Delta Topco, Inc., First Lien Term Loan 3M SOFR + 2.75%, 11/30/2029	$709,326	$672,863
Delta Topco, Inc., Second Lien Term Loan 3M SOFR + 5.25%, 12/24/2030	871,931	803,266
Evercommerce Solutions, Inc., First Lien B Term Loan 3M SOFR + 3.25%, 0.50% Floor, 07/07/2031	63,769	60,920
Finastra USA Inc, First Lien Term Loan 6M SOFR + 4.00%, 09/15/2032	1,163,290	1,075,462
Genesys Cloud Services, Inc., First Lien Term Loan 1M SOFR + 2.50%, 01/30/2032	651,045	625,095
Idera INC, First Lien Term Loan 3M SOFR + 3.50%, 03/02/2028	1,137,535	888,039
ION Platform Finance US Inc, First Lien Term Loan 3M SOFR + 3.75%, 09/30/2032	1,219,354	882,507
Ivanti Security Holdings LLC, First Lien Term Loan 3M SOFR + 5.75%, 2.00% Floor, 06/01/2029	121,099	117,618
Ivanti Software, Inc., First Lien Term Loan:
3M SOFR + 0.00%, 06/01/2029	481,635	86,494
3M SOFR + 4.75%, 06/01/2029	241,692	106,949
Magenta Security Holdings, LLC First Out TL 1L, First Lien Term Loan 3M SOFR + 6.75%, 07/27/2028	601,127	406,326
McAfee Corp., First Lien Term Loan 1M SOFR + 3.00%, 0.50% Floor, 03/01/2029	1,194,999	1,065,342
Mitnick Corporate Purchaser Inc., First Lien Term Loan 3M SOFR + 4.75%, 05/02/2029	1,942,085	703,889
Perforce Software, Inc., First Lien Term Loan 1M SOFR + 4.75%, 06/29/2029	1,429,642	806,218
Project Alpha (Qlik), First Lien Term Loan 3M SOFR + 3.25%, 10/28/2030	689,981	504,031
Project Alpha (Qlik), Second Lien Term Loan 3M SOFR + 5.00%, 05/09/2033	223,105	125,869
Project Leopard Holdings, Inc., First Lien Term Loan 3M SOFR + 5.25%, 0.50% Floor, 07/20/2029	1,137,123	698,194
Proofpoint Inc, First Lien Term Loan 3M SOFR + 3.00%, 08/31/2028	1,012,494	979,376
Pushpay USA INC, First Lien Term Loan 1M SOFR + 3.75%, 08/15/2031(b)	596,985	561,166
Quartz Acquired, LLC, First Lien Term Loan 3M SOFR + 2.25%, 06/28/2030	429,204	359,995
Rithum Holdings Inc, First Lien Term Loan 3M SOFR + 4.75%, 07/19/2032	513,916	486,615
Rocket Software, Inc., First Lien Term Loan 1M SOFR + 3.75%, 0.50% Floor, 11/28/2028	1,010,844	962,925
Sci Quest 10/24 2nd Lien, Second Lien Term Loan 3M SOFR + 5.00%, 12/06/2032	696,000	631,039
Sophos Intermediate II, Ltd., First Lien Term Loan 1M SOFR + 3.50%, 03/05/2027	1,031,539	964,813
Starlight Parent, LLC, First Lien Term Loan 3M SOFR + 4.00%, 04/16/2032	819,716	688,561
Tuple US Bidco LLC, First Lien Term Loan 3M SOFR + 3.75%, 01/24/2033(b)	219,225	210,456
UKG, Inc., First Lien Term Loan 3M SOFR + 2.25%, (0.25)% Floor, 02/10/2031	25,211	23,801
Vision Solutions, Inc., First Lien Term Loan 3M SOFR + 4.00%, 0.75% Floor, 04/24/2028	1,359,203	1,044,317
VS Buyer LLC, First Lien Term Loan 3M SOFR + 2.25%, 04/14/2031	21,487	20,740
XPLOR T1 LLC., First Lien Term Loan 3M SOFR + 3.25%, 12/01/2032(b)	755,954	695,477
Zuora 12/24 Cov-Lite TLB, First Lien Term Loan 1M SOFR + 3.50%, 02/14/2032(b)	516,100	474,812
		25,493,865
Specialty Retail - 4.04%
APRO LLC, First Lien Term Loan 1M SOFR + 3.75%, 07/09/2031	315,073	315,992
EG America LLC, First Lien Term Loan 3M SOFR + 3.25%, 02/10/2031	773,613	777,361
Great Outdoors Group LLC, First Lien Term Loan 1M SOFR + 3.25%, 0.75% Floor, 01/23/2032	754,821	758,123
Harbor Freight Tools USA, Inc., First Lien Term Loan 1M SOFR + 2.25%, 06/11/2031	416,906	415,961
MAVIS TIRE EXPRESS S TL (04/26) 1LIEN USD (05/33), First Lien Term Loan 3M CME TERM SOFR + 3.25%, 05/09/2033	526,851	526,864
MICHAELS COS INC/THE TERM (02/26) 1LIEN USD, First Lien Term Loan 3M SOFR + 5.00%, 03/07/2033	362,100	361,059
PetSmart LLC, First Lien Term Loan 1M SOFR + 4.00%, 08/18/2032	94,004	94,024
Restoration Hardware, Inc. TLB 1L, First Lien Term Loan 1M SOFR + 2.50%, 10/20/2028	1,020,859	994,914
Spencer Spirit IH LLC, First Lien Term Loan 1M SOFR + 4.00%, 07/15/2031	718,013	721,305
STAPLES, INC. CLOSING DATE TERM LOAN (06/24), First Lien Term Loan 3M SOFR + 5.75%, 09/04/2029	506,416	471,757
StubHub Holdco Sub LLC, First Lien Term Loan 1M SOFR + 4.75%, 03/15/2030	825,375	831,821
		6,269,181
Textiles, Apparel & Luxury Goods - 0.14%
Beach Acquisition Bidco LLC, First Lien Term Loan 1M SOFR + 2.75%, 09/13/2032	213,747	215,160

See Notes to Financial Statements.
36	www.blackstone.com/bxci-closed-end-funds

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 121.78% (continued)
Trading Companies & Distributors - 1.23%
Avolon TLB Borrower 1 (US), First Lien Term Loan 1M SOFR + 1.75%, 06/22/2030	$289,807	$290,199
BCPE EMPIRE HLDGS INC, First Lien Term Loan 1M SOFR + 3.25%, 12/11/2030	349,114	344,970
BCPE Empire Holdings Inc, First Lien Term Loan 1M SOFR + 3.50%, 12/29/2032	689,027	681,851
CORE & MAIN LP, First Lien Term Loan 3M CME TERM SOFR + 1.75%, 06/25/2033	69,968	69,968
White Cap Buyer LLC, First Lien Term Loan 1M SOFR + 3.25%, 10/19/2029	346,467	346,353
White Cap Supply Holdings LLC, First Lien Term Loan 1M SOFR + 3.50%, 02/10/2033	181,050	180,597
		1,913,938
Transportation Infrastructure - 0.16%
Apple Bidco LLC, First Lien Term Loan 1M SOFR + 2.50%, 09/23/2031	89,441	89,628
Boluda Towage Luxembourg Sarl, First Lien Term Loan 3M CME TERM SOFR + 2.50%, 05/28/2033	153,048	153,527
		243,155
TOTAL FLOATING RATE LOAN INTERESTS
(Cost $199,975,869)		189,147,035

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 9.53%
Financial Services - 9.53%
Bain Capital Credit CLO 2022-3, Ltd. 3M SOFR + 3.70%, 07/17/2035(b)(d)	1,620,000	1,587,929
Bain Capital Credit CLO 2024-1, Ltd. 3M SOFR + 6.59%, 04/16/2039(b)(d)	1,000,000	1,011,157
Bbam US Clo IV, Ltd. 3M SOFR + 6.25%, 07/15/2039(b)(d)	1,000,000	1,000,050
Carval Clo VIII-C, Ltd. 3M SOFR + 6.15%, 10/22/2037(b)(d)	1,000,000	882,708
Cedar Funding XIV CLO, Ltd. 3M SOFR + 7.39%, 10/15/2037(b)(d)	1,375,000	1,293,604
Columbia Cent CLO 34, Ltd. 3M SOFR + 6.85%, 01/25/2038(b)(d)	1,500,000	1,486,866
Croton Park CLO, Ltd. 3M SOFR + 5.55%, 10/15/2036(b)(d)	821,750	773,984
Eldridge CLO 2025-1, Ltd. 3M SOFR + 5.30%, 10/20/2038(b)(d)	875,000	879,026
Meacham Park Clo, Ltd. 3M SOFR + 5.35%, 10/20/2037(b)(d)	1,000,000	947,422
MidOcean Credit CLO XIV, Ltd. 3M SOFR + 6.14%, 04/15/2037(b)(d)	1,000,000	989,697
Midocean Credit Clo XXI 3M SOFR + 5.00%, 10/20/2038(b)(d)	1,000,000	986,539
New Mountain CLO 1, Ltd. 3M SOFR + 5.25%, 01/15/2038(b)(d)	1,000,000	970,504
OCP CLO 2021-21, Ltd. 3M SOFR + 4.70%, 01/20/2038(b)(d)	1,000,000	982,292
Park Avenue Institutional Advisers CLO, Ltd. 2022-1 3M SOFR + 7.29%, 04/20/2035(b)(d)	1,000,000	1,003,031
		14,794,809
TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $15,119,218)		14,794,809

CORPORATE BONDS - 16.50%

Aerospace & Defense - 0.06%
Moog, Inc. 5.500%, 10/15/2034(d)	10,000	9,873
TransDigm, Inc. 6.375%, 03/01/2029(d)	80,000	81,322
		91,195
Air Freight & Logistics - 0.17%
JetBlue Airways Corp. / JetBlue Loyalty LP 9.875%, 09/20/2031(d)	294,000	266,678

Automobile Components - 0.50%
Cooper-Standard Automotive, Inc. 9.250%, 03/01/2031(d)	172,000	173,498

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	37

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 16.50% (continued)
Automobile Components - 0.50% (continued)
Cyprium Corp. / Cyprium Holdings Luxembourg Sarl:
6.125%, 04/15/2031(d)	$6,000	$6,015
6.375%, 04/15/2034(d)	43,000	43,022
Dorman Products, Inc. 6.250%, 06/15/2034(d)	15,000	15,191
Garrett Motion Holdings, Inc. / Garrett LX I Sarl 7.750%, 05/31/2032(d)	195,000	204,879
Goodyear Tire & Rubber Co.:
5.000%, 07/15/2029	20,000	19,134
6.625%, 07/15/2030	53,000	51,230
5.250%, 07/15/2031	30,000	26,718
8.875%, 07/15/2032	73,000	73,682
Patrick Industries, Inc. 4.750%, 05/01/2029(d)	174,000	171,242
		784,611
Automobiles - 0.16%
Nissan Motor Acceptance Co. LLC 5.625%, 09/29/2028(d)	10,000	9,984
Nissan Motor Co., Ltd. 4.810%, 09/17/2030(d)	260,000	242,275
		252,259
Biotechnology - 0.06%
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(d)	109,000	101,144

Broadline Retail - 0.06%
Kohl's Corp. 5.550%, 07/17/2045	43,000	30,521
Nordstrom, Inc. 4.250%, 08/01/2031	60,000	56,374
		86,895
Building Products - 0.01%
Miter Brands Acquisition Holdco, Inc. / MIWD Borrower LLC 6.750%, 04/01/2032(d)	10,000	9,920
Standard Industries, Inc. 4.375%, 07/15/2030(d)	10,000	9,505
		19,425
Capital Markets - 0.43%
Aretec Group, Inc. 10.000%, 08/15/2030(d)	34,000	35,856
Focus Financial Partners LLC 6.750%, 09/15/2031(d)	40,000	40,269
FS KKR Capital Corp.:
7.875%, 01/15/2029	21,000	21,570
6.875%, 08/15/2029	190,000	190,434
6.125%, 01/15/2030	235,000	229,099
6.125%, 01/15/2031	5,000	4,809
Jane Street Group / JSG Finance, Inc.:
7.125%, 04/30/2031(d)	40,000	41,378
6.125%, 11/01/2032(d)	10,000	10,007
6.750%, 05/01/2033(d)	38,000	39,099
Osaic Holdings, Inc. 6.750%, 08/01/2032(d)	55,000	55,126
		667,647
Chemicals - 0.41%
Cerdia Finanz GmbH 9.375%, 10/03/2031(d)	50,000	44,917
Chemours Co.:
8.000%, 01/15/2033(d)	289,000	292,922
7.875%, 03/15/2034(d)	147,000	147,848
Nufarm Australia, Ltd. / Nufarm Americas, Inc. 5.000%, 01/27/2030(d)	65,000	62,106

See Notes to Financial Statements.
38	www.blackstone.com/bxci-closed-end-funds

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 16.50% (continued)
Chemicals - 0.41% (continued)
Olin Corp. 6.625%, 04/01/2033(d)	$14,000	$13,841
WR Grace Holdings LLC 7.375%, 03/01/2031(d)	70,000	70,338
		631,972
Commercial Services & Supplies - 0.39%
ACCO Brands Corp. 4.250%, 03/15/2029(d)	141,000	131,456
Deluxe Corp. 8.000%, 06/01/2029(d)	200,000	201,591
HNI Corp. 5.125%, 01/18/2029(d)	83,000	81,810
Pitney Bowes, Inc. 7.250%, 03/15/2029(d)	116,000	117,706
RR Donnelley & Sons Co. 9.500%, 08/01/2029(d)	65,000	67,457
		600,020
Construction & Engineering - 0.06%
Brundage-Bone Concrete Pumping Holdings, Inc. 7.500%, 02/01/2032(d)	20,000	20,763
Granite Construction, Inc. 6.375%, 06/15/2034(d)	30,000	30,581
Tutor Perini Corp. 6.625%, 07/15/2033(d)	35,000	35,242
		86,586
Construction Materials - 0.06%
Smyrna Ready Mix Concrete LLC 8.875%, 11/15/2031(d)	60,000	63,297
Star Holding LLC 8.750%, 08/01/2031(d)	30,000	30,107
		93,404
Consumer Finance - 1.69%
Ally Financial, Inc. 6.700%, 02/14/2033	240,000	247,137
Atlanticus Holdings Corp. 9.750%, 09/01/2030(d)	95,000	96,218
Azorra Finance, Ltd. 7.250%, 01/15/2031(d)	18,000	18,510
Bread Financial Holdings, Inc. 6.750%, 05/15/2031(d)	212,000	217,070
Credit Acceptance Corp. 6.625%, 03/15/2030(d)	235,000	235,815
Enova International, Inc. 9.125%, 08/01/2029(d)	190,000	198,964
FirstCash, Inc.:
4.630%, 09/01/2028(d)	171,000	168,204
6.875%, 03/01/2032(d)	176,000	181,075
6.125%, 05/01/2034(d)	99,000	98,596
Navient Corp.:
9.380%, 07/25/2030	297,000	302,015
11.500%, 03/15/2031	35,000	36,971
7.875%, 06/15/2032	75,000	70,287
OneMain Finance Corp.:
7.875%, 03/15/2030	17,000	17,709
6.125%, 05/15/2030	50,000	50,036
6.500%, 03/15/2033	67,000	65,983
6.750%, 09/15/2033	144,000	142,731
PRA Group, Inc.:
5.000%, 10/01/2029(d)	33,000	31,203
8.880%, 01/31/2030(d)	111,000	114,633
PROG Holdings, Inc. 6.000%, 11/15/2029(d)	148,000	144,349
Synchrony Financial 7.250%, 02/02/2033	183,000	190,843
		2,628,349
Containers & Packaging - 0.28%
Cascades, Inc./Cascades USA, Inc. 6.750%, 07/15/2030(d)	204,000	208,411

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	39

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 16.50% (continued)
Containers & Packaging - 0.28% (continued)
Clydesdale Acquisition Holdings, Inc.:
6.625%, 04/15/2029(d)	$75,000	$74,964
6.875%, 01/15/2030(d)	10,000	9,975
TriMas Corp. 4.125%, 04/15/2029(d)	151,000	145,646
		438,996
Diversified Consumer Services - 0.03%
Gaia Purchaser, Inc. 7.625%, 07/15/2033(d)	43,000	43,520

Diversified Telecommunication Services - 0.18%
Viasat, Inc.:
6.500%, 07/15/2028(d)	132,000	131,774
7.500%, 05/30/2031(d)	144,000	145,600
		277,374
Electric Utilities - 0.02%
Alpha Generation LLC 6.250%, 01/15/2034(d)	20,000	19,693
Leeward Renewable Energy Operations LLC 4.250%, 07/01/2029(d)	13,000	12,422
		32,115
Electronic Equipment, Instruments & Components - 0.07%
TTM Technologies, Inc. 4.000%, 03/01/2029(d)	114,000	110,191

Energy Equipment & Services - 0.78%
Archrock Services LP / Archrock Partners Finance Corp. 6.000%, 02/01/2034(d)	10,000	9,946
Kodiak Gas Services LLC:
5.875%, 04/01/2031(d)	222,000	222,688
6.750%, 10/01/2035(d)	60,000	61,588
Nabors Industries, Inc. 8.875%, 08/15/2031(d)	298,000	306,162
SESI LLC 7.875%, 09/30/2030(d)	35,000	35,586
Tidewater, Inc. 9.125%, 07/15/2030(d)	160,000	171,338
Transocean International, Ltd.:
8.250%, 05/15/2029(d)	183,000	189,060
7.500%, 04/15/2031	80,000	80,831
6.800%, 03/15/2038	40,000	37,128
USA Compression Partners LP / USA Compression Finance Corp.:
7.125%, 03/15/2029(d)	82,000	84,033
6.250%, 10/01/2033(d)	6,000	5,952
		1,204,312
Entertainment - 0.26%
Discovery Global Holdings, Inc. 4.279%, 03/15/2032	229,000	205,635
OAK-Eagle Acquireco, Inc. 7.250%, 07/01/2033(d)	29,000	30,353
Paramount Global 6.875%, 04/30/2036	185,000	173,622
		409,610
Financial Services - 0.51%
CrossCountry Intermediate HoldCo LLC 6.750%, 12/01/2032(d)	50,000	48,320
Encore Capital Group, Inc. 6.625%, 04/15/2031(d)	416,000	421,056
Freedom Mortgage Holdings LLC:
9.125%, 05/15/2031(d)	10,000	10,351
7.875%, 04/01/2033(d)	80,000	78,084

See Notes to Financial Statements.
40	www.blackstone.com/bxci-closed-end-funds

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 16.50% (continued)
Financial Services - 0.51% (continued)
Jefferson Capital Holdings LLC 8.250%, 05/15/2030(d)	$40,000	$42,082
Oxford Finance LLC / Oxford Finance Co.-Issuer II, Inc. 7.750%, 05/15/2031(d)	35,000	34,717
PennyMac Financial Services, Inc.:
6.875%, 05/15/2032(d)	47,000	46,036
6.750%, 02/15/2034(d)	44,000	42,268
TrueNoord Capital DAC 8.750%, 03/01/2030(d)	30,000	31,127
United Wholesale Mortgage LLC 5.500%, 04/15/2029(d)	45,000	41,836
		795,877
Food Products - 0.31%
B&G Foods, Inc.:
8.000%, 09/15/2028(d)	238,000	238,515
11.000%, 06/15/2031(d)	109,000	100,714
Post Holdings, Inc. 4.500%, 09/15/2031(d)	156,000	146,417
		485,646
Gas Utilities - 0.27%
AmeriGas Partners LP / AmeriGas Finance Corp. 9.500%, 06/01/2030(d)	50,000	53,679
Suburban Propane Partners LP/Suburban Energy Finance Corp.:
5.000%, 06/01/2031(d)	123,000	116,662
6.500%, 12/15/2035(d)	111,000	107,335
Superior Plus LP / Superior General Partner, Inc. 4.500%, 03/15/2029(d)	148,000	143,586
		421,262
Ground Transportation - 0.15%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.:
8.250%, 01/15/2030(d)	127,000	130,917
8.000%, 02/15/2031(d)	1,000	1,011
8.375%, 06/15/2032(d)	5,000	5,037
RXO, Inc. 6.375%, 05/15/2031(d)	96,000	97,573
		234,538
Health Care Providers & Services - 0.65%
Adapthealth LLC:
4.625%, 08/01/2029(d)	251,000	242,654
5.125%, 03/01/2030(d)	80,000	77,669
Centene Corp.:
4.625%, 12/15/2029	1,000	971
3.375%, 02/15/2030	129,000	120,298
3.000%, 10/15/2030	260,000	235,458
2.500%, 03/01/2031	10,000	8,741
2.625%, 08/01/2031	2,000	1,744
CHS/Community Health Systems, Inc.:
6.875%, 04/15/2029(d)	97,000	95,485
6.125%, 04/01/2030(d)	60,000	53,925
DaVita, Inc. 3.750%, 02/15/2031(d)	10,000	9,270
LifePoint Health, Inc.:
8.375%, 02/15/2032(d)	40,000	41,687
7.000%, 05/01/2034(d)	60,000	57,551
Prime Healthcare Services, Inc. 9.375%, 09/01/2029(d)	50,000	52,265

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	41

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 16.50% (continued)
Health Care Providers & Services - 0.65% (continued)
Select Medical Corp. 6.250%, 12/01/2032(d)	$5,000	$4,861
		1,002,579
Health Care REITs - 0.42%
Diversified Healthcare Trust:
4.750%, 02/15/2028	270,000	265,017
4.375%, 03/01/2031	65,000	59,542
MPT Operating Partnership LP / MPT Finance Corp.:
4.625%, 08/01/2029	222,000	178,615
3.500%, 03/15/2031	213,000	146,624
		649,798
Hotel & Resort REITs - 0.00%(e)
RLJ Lodging Trust LP 4.000%, 09/15/2029(d)	1,000	953

Hotels, Restaurants & Leisure - 0.65%
1011778 BC ULC / New Red Finance, Inc.:
4.380%, 01/15/2028(d)	125,000	123,661
4.000%, 10/15/2030(d)	1,000	945
Boyd Gaming Corp. 4.750%, 06/15/2031(d)	10,000	9,661
Great Canadian Gaming Corp./Raptor LLC 8.750%, 11/15/2029(d)	35,000	35,044
Hilton Domestic Operating Co., Inc.:
3.750%, 05/01/2029(d)	299,000	289,124
3.625%, 02/15/2032(d)	10,000	9,158
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc. 5.000%, 06/01/2029(d)	366,000	357,695
Penn Entertainment, Inc. 6.750%, 04/01/2031(d)	10,000	10,058
Six Flags Entertainment Corp.'s Wonderland Co./Millennium Operations LLC 8.625%, 01/15/2032(d)	99,000	102,004
Travel + Leisure Co. 4.625%, 03/01/2030(d)	32,000	31,002
Voyager Parent LLC 9.250%, 07/01/2032(d)	44,000	46,558
		1,014,910
Household Durables - 0.53%
Beazer Homes USA, Inc. 7.500%, 03/15/2031(d)	108,000	107,657
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC:
5.000%, 06/15/2029(d)	25,000	23,826
4.875%, 02/15/2030(d)	25,000	23,287
Century Communities, Inc. 3.880%, 08/15/2029(d)	230,000	220,536
LGI Homes, Inc.:
8.750%, 12/15/2028(d)	95,000	98,229
7.000%, 11/15/2032(d)	166,000	165,180
Mattamy Group Corp. 6.000%, 12/15/2033(d)	45,000	43,248
Risewell Homes, Inc. 8.500%, 11/01/2030(d)	35,000	35,777
Taylor Morrison Communities, Inc. 5.750%, 01/15/2028(d)	60,000	60,696
Weekley Homes LLC / Weekley Finance Corp. 6.750%, 01/15/2034(d)	40,000	40,156
		818,592
Household Products - 0.01%
Central Garden & Pet Co. 4.125%, 04/30/2031(d)	10,000	9,444

See Notes to Financial Statements.
42	www.blackstone.com/bxci-closed-end-funds

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 16.50% (continued)
Industrial Conglomerates - 0.21%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
4.380%, 02/01/2029	$30,000	$25,646
10.000%, 11/15/2029(d)	241,000	237,979
9.000%, 06/15/2030	60,000	56,000
		319,625
Insurance - 0.19%
Acrisure LLC / Acrisure Finance, Inc.:
7.500%, 11/06/2030(d)	94,000	89,218
6.750%, 07/01/2032(d)	5,000	4,498
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer 7.000%, 01/15/2031(d)	90,000	91,510
APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC / APH3 Somerset Inves 7.875%, 11/01/2029(d)	35,000	35,470
Jones Deslauriers Insurance Management, Inc. 8.500%, 03/15/2030(d)	40,000	40,828
Nassau Cos. of New York 7.875%, 07/15/2030(d)	33,000	31,558
		293,082
Interactive Media & Services - 0.08%
Cars.com, Inc. 6.375%, 11/01/2028(d)	57,000	56,577
Dotdash Meredith, Inc. 7.625%, 06/15/2032(d)	30,000	28,471
Match Group Holdings II LLC 6.125%, 09/15/2033(d)	38,000	37,581
Ziff Davis, Inc. 4.625%, 10/15/2030(d)	10,000	9,408
		132,037
IT Services - 0.49%
APLD ComputeCo 3 LLC 7.000%, 06/15/2031(d)	49,000	48,961
APLD ComputeCo LLC 9.250%, 12/15/2030(d)	30,000	32,381
Asurion LLC/ Asurion Co.-Issuer, Inc. 8.000%, 12/31/2032(d)	136,000	137,139
Core Scientific Finance I LLC 7.750%, 05/15/2031(d)	84,000	85,243
Go Daddy Operating Co. LLC / GD Finance Co, Inc. 3.500%, 03/01/2029(d)	190,000	179,105
SE Cosmos LLC 8.875%, 05/01/2031(d)	40,000	41,156
Stingray Compute LLC 6.000%, 06/15/2031(d)	27,000	27,087
Twilio, Inc. 3.625%, 03/15/2029	152,000	146,668
Unisys Corp. 10.625%, 01/15/2031(d)	60,000	56,524
		754,264
Life Sciences Tools & Services - 0.01%
Charles River Laboratories International, Inc. 3.750%, 03/15/2029(d)	10,000	9,606

Machinery - 0.14%
JB Poindexter & Co., Inc. 8.750%, 12/15/2031(d)	35,000	36,028
Park-Ohio Industries, Inc. 8.500%, 08/01/2030(d)	85,000	88,753
Wabash National Corp. 4.500%, 10/15/2028(d)	96,000	89,297
		214,078
Marine Transportation - 0.02%
Dcli Bidco LLC 7.750%, 11/15/2029(d)	30,000	31,046

Media - 0.79%
Advantage Sales & Marketing, Inc. 9.000%, 11/15/2030(d)	82,727	73,834
AMC Global Media, Inc. 10.500%, 07/15/2032(d)	267,000	274,629
Directv Financing LLC / Directv Financing Co.-Obligor, Inc. 10.000%, 02/15/2031(d)	127,000	131,871

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	43

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 16.50% (continued)
Media - 0.79% (continued)
Gray Media, Inc.:
4.750%, 10/15/2030(d)	$160,000	$115,074
5.375%, 11/15/2031(d)	127,000	85,306
iHeartCommunications, Inc. 10.875%, 05/01/2030(d)	20,153	17,523
Sirius XM Radio LLC:
5.500%, 07/01/2029(d)	2,000	1,996
4.125%, 07/01/2030(d)	121,000	113,966
5.875%, 04/15/2032(d)	20,000	19,778
Stagwell Global LLC 5.625%, 08/15/2029(d)	270,000	260,615
Univision Communications, Inc.:
8.500%, 07/31/2031(d)	60,000	60,305
9.375%, 08/01/2032(d)	60,000	61,011
8.875%, 04/15/2033(d)	10,000	9,851
		1,225,759
Metals & Mining - 0.80%
Cleveland-Cliffs, Inc.:
6.750%, 04/15/2030(d)	50,000	50,080
7.625%, 01/15/2034(d)	124,000	123,927
Compass Minerals International, Inc. 8.000%, 07/01/2030(d)	139,000	146,682
Genesis Energy LP / Genesis Energy Finance Corp. 6.750%, 03/15/2034	110,000	109,215
Mineral Resources, Ltd. 7.000%, 04/01/2031(d)	507,000	525,166
PLS Group, Ltd. 6.875%, 05/01/2031(d)	145,000	148,569
SunCoke Energy, Inc. 4.880%, 06/30/2029(d)	120,000	113,635
WS Escrow LLC 7.750%, 06/01/2033(d)	31,000	31,855
		1,249,129
Mortgage Real Estate Investment Trusts (REITs) - 0.40%
Arbor Realty SR, Inc. 8.500%, 12/15/2028(d)	60,000	59,201
Rithm Capital Corp.:
8.000%, 04/01/2029(d)	264,000	265,274
8.000%, 07/15/2030(d)	141,000	140,749
Starwood Property Trust, Inc. 5.750%, 01/15/2031(d)	105,000	104,472
UWM Holdings LLC:
6.625%, 02/01/2030(d)	25,000	23,316
6.250%, 03/15/2031(d)	35,000	31,220
		624,232
Office REITs - 0.07%
Brandywine Operating Partnership LP 6.125%, 01/15/2031	5,000	4,783
Hudson Pacific Properties LP 4.650%, 04/01/2029	111,000	105,397
		110,180
Oil, Gas & Consumable Fuels - 2.18%
Antero Midstream Partners LP / Antero Midstream Finance Corp.:
5.750%, 10/15/2033(d)	88,000	87,201
5.750%, 07/01/2034(d)	10,000	9,881
Buckeye Partners LP 4.500%, 03/01/2028(d)	70,000	69,333
California Resources Corp. 7.000%, 01/15/2034(d)	170,000	168,221
Calumet Specialty Products Partners LP / Calumet Finance Corp. 9.750%, 02/15/2031(d)	15,000	15,870
Caturus Energy LLC 7.125%, 05/15/2031(d)	45,000	44,578
CNX Resources Corp. 5.875%, 03/01/2034(d)	13,000	12,658

See Notes to Financial Statements.
44	www.blackstone.com/bxci-closed-end-funds

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 16.50% (continued)
Oil, Gas & Consumable Fuels - 2.18% (continued)
Comstock Resources, Inc. 6.750%, 03/01/2029(d)	$3,000	$2,956
Crescent Energy Finance LLC:
7.375%, 01/15/2033(d)	113,000	112,383
8.375%, 01/15/2034(d)	127,000	130,888
CVR Energy, Inc. 7.875%, 02/15/2034(d)	177,000	175,229
Delek Logistics Partners LP / Delek Logistics Finance Corp. 7.375%, 06/30/2033(d)	287,000	292,575
Excelerate Energy LP 8.000%, 05/15/2030(d)	35,000	36,930
Hess Midstream Operations LP 5.875%, 03/01/2028(d)	230,000	231,749
Hilcorp Energy I LP / Hilcorp Finance Co.:
6.000%, 02/01/2031(d)	20,000	19,384
6.250%, 04/15/2032(d)	80,000	77,488
7.250%, 02/15/2035(d)	10,000	9,852
Kraken Oil & Gas Partners LLC 7.125%, 05/15/2031(d)	40,000	39,138
Murphy Oil Corp. 6.500%, 02/15/2034	159,000	157,606
NGL Energy Operating LLC / NGL Energy Finance Corp. 8.380%, 02/15/2032(d)	308,000	320,780
Par Petroleum LLC 7.375%, 06/01/2034(d)	83,000	84,041
PBF Holding Co. LLC / PBF Finance Corp.:
9.875%, 03/15/2030(d)	211,000	225,736
7.250%, 06/01/2034(d)	81,000	80,242
Saturn Oil & Gas, Inc. 9.625%, 06/15/2029(d)	124,000	129,358
SM Energy Co.:
6.750%, 08/01/2029(d)	38,000	38,715
6.625%, 04/15/2034(d)	16,000	15,759
Stonepeak Motion Holdco, Ltd. / Stonepeak Motion Finco LLC 6.125%, 07/15/2033(d)	51,000	51,095
Sunoco LP:
4.500%, 10/01/2029(d)	2,000	1,944
4.625%, 05/01/2030(d)	300,000	289,952
5.625%, 03/15/2031(d)	5,000	4,966
6.625%, 08/15/2032(d)	20,000	20,352
5.625%, 07/15/2034(d)	4,000	3,906
Talos Production, Inc. 9.375%, 02/01/2031(d)	201,000	211,230
Venture Global LNG, Inc.:
9.875%, 02/01/2032(d)	115,000	122,816
6.375%, 12/15/2034(d)	63,000	61,951
Wildfire Intermediate Holdings LLC 7.500%, 10/15/2029(d)	30,000	30,784
		3,387,547
Passenger Airlines - 0.10%
Alaska Airlines, Inc. 6.500%, 06/01/2031(d)	121,000	121,787
WestJet Airlines, Ltd. 8.000%, 02/14/2031(d)	27,000	27,125
		148,912
Personal Care Products - 0.16%
HLF Financing Sarl LLC / Herbalife International, Inc. 4.875%, 06/01/2029(d)	270,000	252,977

Professional Services - 0.10%
Everforth, Inc. 4.625%, 05/15/2028(d)	44,000	40,773
Science Applications International Corp. 4.880%, 04/01/2028(d)	110,000	109,277
		150,050
Real Estate Management & Development - 0.19%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, 08/01/2033(d)	43,000	42,673

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	45

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 16.50% (continued)
Real Estate Management & Development - 0.19% (continued)
Five Point Operating Co. LP 8.000%, 10/01/2030(d)	$30,000	$30,733
Howard Hughes Corp.:
4.125%, 02/01/2029(d)	95,000	91,850
4.380%, 02/01/2031(d)	16,000	15,142
5.875%, 03/01/2032(d)	45,000	44,646
Meridian Arc Holdco LLC 6.250%, 04/30/2031(d)	76,000	76,220
		301,264
Software - 0.61%
Cloud Software Group, Inc.:
6.500%, 03/31/2029(d)	165,000	160,218
8.250%, 06/30/2032(d)	5,000	4,690
6.625%, 08/15/2033(d)	45,000	39,050
Elastic NV 4.125%, 07/15/2029(d)	10,000	9,548
Fair Isaac Corp.:
4.000%, 06/15/2028(d)	196,000	191,863
6.250%, 09/15/2034(d)	20,000	19,712
Gen Digital, Inc. 7.125%, 09/30/2030(d)	127,000	129,345
ION Platform Finance US, Inc. / ION Platform Finance SARL:
8.750%, 05/01/2029(d)	65,000	58,062
9.000%, 08/01/2029(d)	10,000	8,906
Open Text Corp. 3.880%, 12/01/2029(d)	101,000	92,943
Open Text Holdings, Inc. 4.125%, 02/15/2030(d)	158,000	144,855
UKG, Inc. 6.875%, 02/01/2031(d)	90,000	87,492
		946,684
Specialized REITs - 0.24%
APLD ComputeCo 2 LLC 6.750%, 03/15/2031(d)	63,000	63,271
PR RNO Property Owner 1 LLC 6.500%, 05/01/2031(d)	108,000	107,919
SV RNO Property Owner 1 LLC 5.875%, 03/01/2031(d)	90,000	88,759
Uniti Group LP / Uniti Group Finance 2019, Inc. / CSL Capital LLC 6.500%, 02/15/2029(d)	118,000	117,163
		377,112
Specialty Retail - 0.17%
Academy, Ltd. 5.875%, 05/15/2031(d)	34,000	34,022
Arko Corp. 5.125%, 11/15/2029(d)	6,000	5,554
Men's Wearhouse LLC 9.000%, 02/01/2031(d)	31,000	32,959
Petco Health & Wellness Co., Inc. 8.250%, 02/01/2031(d)	51,000	51,432
Victra Holdings LLC / Victra Finance Corp. 8.750%, 09/15/2029(d)	30,000	30,965
Wayfair LLC 7.750%, 09/15/2030(d)	106,000	111,503
		266,435
Technology Hardware, Storage & Peripherals - 0.16%
CoreWeave, Inc. 9.000%, 02/01/2031(d)	133,000	131,599
Seagate Data Storage Technology Pte, Ltd. 5.750%, 12/01/2034(d)	110,000	111,868
		243,467
Textiles, Apparel & Luxury Goods - 0.04%
Under Armour, Inc. 7.250%, 07/15/2030(d)	30,000	30,305
William Carter Co. 7.375%, 02/15/2031(d)	30,000	31,030
		61,335

See Notes to Financial Statements.
46	www.blackstone.com/bxci-closed-end-funds

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 16.50% (continued)
Trading Companies & Distributors - 0.17%
Alta Equipment Group, Inc. 9.000%, 06/01/2029(d)	$87,000	$83,904
Core & Main LP 6.000%, 07/01/2034(d)	36,000	36,206
QXO Building Products, Inc.:
6.500%, 07/15/2031(d)	49,000	49,967
6.875%, 07/15/2034(d)	18,000	18,489
Star Leasing Co. LLC 7.625%, 02/15/2030(d)	35,000	34,614
Veritiv Operating Co. 10.500%, 11/30/2030(d)	40,000	40,959
		264,139
TOTAL CORPORATE BONDS
(Cost $25,601,563)		25,622,862

	Shares
COMMON STOCK - 0.32%
Diversified Consumer Services - 0.03%
Loyalty Ventures Inc(b)(f)	409,425	45,037

Health Care Providers & Services - 0.29%
Envision Healthcare Corp. Equity(f)	23,801	454,450

TOTAL COMMON STOCK
(Cost $798,093)		499,487

EXCHANGE TRADED FUNDS - 0.78%
Capital Markets - 0.78%
State Street Blackstone Senior Loan ETF	30,000	1,208,700

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,245,600)		1,208,700

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	47

Blackstone Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

SHORT-TERM INVESTMENTS - 1.06%	Shares	Value
Open-end Investment Companies - 1.06%
Fidelity Investments Money Market Treasury Portfolio - Class I (3.55% 7-Day Yield)	$1,643,640	$1,643,640

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,643,640)		1,643,640

Total Investments- 149.97%
(Cost $244,383,983)		232,916,533

Liabilities in Excess of Other Assets - (1.87)%		(2,902,160)

Leverage Facility - (48.10)%		(74,700,000)

Net Assets - 100.00%		$155,314,373

Amounts above are shown as a percentage of net assets as of June 30, 2026.

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US SOFR - 1 Month US SOFR as of June 30, 2026 was 3.63%

3M US SOFR - 3 Month US SOFR as of June 30, 2026 was 3.64%

3M CME TERM SOFR - 3 Month CME TERM SOFR as of June 30, 2026 was 3.73%

6M US SOFR - 6 Month US SOFR as of June 30, 2026 was 3.67%

6M CME TERM SOFR - 6 Month CME TERM SOFR as of June 30, 2026 was 3.85%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2026, is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of June 30, 2026. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2026, the Fund has unfunded delayed draw loans in the amount of $617,689. Fair value of these unfunded delayed draws was $615,320. Additional information is provided in Note 8 General Commitments and Contingencies.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $36,470,847, which represented approximately 23.48% of net assets as of June 30, 2026. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(e)	Amount represents less than 0.005% of net assets.
(f)	Non-income producing security.

See Notes to Financial Statements.
48	www.blackstone.com/bxci-closed-end-funds

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.56%
Aerospace & Defense - 3.53%
Amentum Holdings, Inc., First Lien Term Loan 1M SOFR + 1.75%, 09/29/2031	$693,561	$693,821
Atlas CC Acquisition Corp, First Lien Term Loan:
3M SOFR + 4.50%, 05/01/2029	4,329,827	396,894
3M SOFR + 1.00%, 05/25/2029	629,903	57,740
Caci International Inc Term Loan (02/26) 1LIEN USD, First Lien Term Loan 1M SOFR + 1.75%, 03/09/2033	733,028	732,266
Galileo Parent Inc Term Loan (03/26) USD (03/33), First Lien Term Loan 6M SOFR + 4.50%, 03/03/2033	3,914,844	3,929,524
Karman Holdings, Inc., First Lien Term Loan 3M SOFR + 2.75%, 04/01/2032	3,316,186	3,333,812
Peraton Corp., First Lien B Term Loan 3M SOFR + 3.75%, 0.75% Floor, 02/01/2028	4,948,772	4,478,639
Signia Aerospace LLC, First Lien Term Loan 3M CME TERM SOFR + 2.50%, 12/11/2031	1,581,109	1,584,081
SKYSHIELD US BIDCO LTD TERM (05/26) 1LIEN USD, First Lien Term Loan 3M SOFR + 2.50%, 06/02/2033	432,245	432,652
Transdigm Inc, First Lien Term Loan 1M SOFR + 2.50%, 08/19/2032	852,270	853,369
TransDigm, Inc., First Lien Term Loan:
1M SOFR + 2.50%, 01/19/2032	1,300,000	1,301,612
3M SOFR + 2.50%, 02/10/2033	714,100	714,903
		18,509,313
Air Freight & Logistics - 1.26%
ECHO GLOBAL LOGISTICS INC, First Lien Term Loan 3M SOFR + 5.50%, 11/24/2028(b)	1,292,138	1,272,756
GB AIT BUYER INC TERM (04/26) 1LIEN USD (04/33), First Lien Term Loan 3M SOFR + 0.00%, 04/29/2033	2,341,434	2,345,321
Jetblue 8/24 TLB 1L, First Lien Term Loan 3M SOFR + 4.75%, 08/27/2029	2,168,483	1,937,410
Savage Enterprises LLC, First Lien Term Loan 1M SOFR + 2.00%, 08/05/2032	1,039,276	1,040,668
		6,596,155
Automobile Components - 1.57%
Belron Finance 2019 LLC, First Lien Term Loan 3M SOFR + 2.00%, 0.50% Floor, 10/16/2031	2,077,258	2,078,338
Clarios Global LP, First Lien Term Loan 1M SOFR + 2.50%, 01/28/2032	2,500,000	2,505,475
Tenneco, Inc., First Lien Term Loan 3M CME TERM SOFR + 5.00%, 0.50% Floor, 11/17/2028	3,657,744	3,649,057
		8,232,870
Beverages - 1.48%
PEGASUS BIDCO BV REFRESCO/PEGASUS 5/26 (USD) TERM, First Lien Term Loan 3M CME TERM SOFR + 2.50%, 07/12/2032	1,008,925	1,010,610
Primo Brands Corp., First Lien Term Loan 3M SOFR + 2.75%, 0.50% Floor, 03/31/2031	4,703,365	4,730,244
Sazerac Co Inc, First Lien Term Loan 1M SOFR + 2.00%, 07/09/2032	2,030,237	2,029,923
		7,770,777
Biotechnology - 0.47%
Alkermes Inc, First Lien Term Loan 3M SOFR + 2.75%, 08/12/2031	489,380	491,827
Barentz Intl BV, First Lien Term Loan 3M SOFR + 3.25%, 03/03/2031	1,980,075	1,968,937
		2,460,764
Broadline Retail - 0.87%
CHEWY INC, First Lien Term Loan 3M SOFR + 1.75%, 06/16/2033	719,516	719,965
Peer Holding III B.V., First Lien Term Loan 3M SOFR + 2.25%, 10/14/2032	945,374	947,246
Peer Holding III BV, First Lien Term Loan:
3M SOFR + 2.50%, 10/28/2030	2,083,927	2,090,700
3M SOFR + 2.50%, 07/01/2031	774,596	777,113
		4,535,024
Building Products - 1.10%
ADI GLOBAL DISTRIBUTION INC, First Lien Term Loan 3M SOFR + 0.00%, 06/16/2033(b)	341,904	343,186
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan 3M SOFR + 3.25%, 0.50% Floor, 04/12/2028	248,544	152,855

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	49

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.56% (continued)
Building Products - 1.10% (continued)
LBM Acquisition LLC, First Lien Term Loan 1M SOFR + 3.75%, 06/06/2031	$1,476,245	$1,242,157
Resideo Funding II LLC, First Lien Term Loan 6M SOFR + 2.00%, 06/13/2031	669,823	670,871
Resideo Funding Inc, First Lien Term Loan 3M SOFR + 2.00%, 08/13/2032	2,381,251	2,385,216
Wilsonart LLC, First Lien Term Loan 3M SOFR + 4.25%, 08/05/2031	1,056,752	959,795
		5,754,080
Capital Markets - 8.45%
Apex Group Treasury LLC, First Lien Term Loan 3M SOFR + 3.50%, 02/27/2032	3,878,535	3,684,007
Aretec Group, Inc, First Lien Term Loan 1M SOFR + 3.00%, 08/09/2030	3,689,855	3,686,295
Ascensus Holdings, Inc., First Lien Term Loan 1M SOFR + 3.00%, 0.50% Floor, 11/25/2032	4,469,220	4,372,394
Chrysaor Bidco ,SARL., First Lien Term Loan 3M SOFR + 3.00%, 10/30/2031	374,146	375,351
CITADEL SECURITIES LP TERM LOAN (06/26) USD, First Lien Term Loan 3M SOFR + 2.00%, 06/05/2033	1,780,931	1,779,078
CITCO FDG LLC TLB 1L, First Lien Term Loan 3M SOFR + 2.00%, 01/31/2033	3,990,129	3,983,006
Edelman Financial Engines Center LLC, First Lien Term Loan 1M SOFR + 4.00%, 11/28/2031	958,146	961,964
EP WEALTH ADVISORS LLC TERM (05/26) 1LIEN USD, First Lien Term Loan 3M CME TERM SOFR + 2.50%, 10/18/2032	570,977	572,168
Focus Financial Partners, LLC, First Lien Term Loan 1M SOFR + 2.50%, 09/15/2031	4,649,503	4,546,958
GTCR Everest Borrower, LLC Asset Mark 1/26 (01/26), First Lien Term Loan 3M SOFR + 2.50%, 09/05/2031	941,984	939,412
Hightower Holding LLC, First Lien Term Loan 3M SOFR + 2.75%, 02/03/2032	486,848	484,188
Hudson River Trading LLC, First Lien Term Loan 1M SOFR + 2.50%, 03/18/2030	4,426,907	4,401,807
Jane Street Group LLC, First Lien Term Loan 3M SOFR + 2.00%, 12/15/2031	2,716,998	2,695,710
Jump Financial LLC, First Lien Term Loan 3M SOFR + 3.50%, 02/26/2032	3,104,679	3,108,560
Jupiter Borrower Inc, First Lien Term Loan 3M SOFR + 0.00%, 03/25/2033	94,407	94,447
Jupiter Borrower, Inc TLB 1L, First Lien Term Loan 3M SOFR + 0.00%, 03/26/2033	944,025	944,422
KESTRA ADVISOR SERVICES HOLDINGS A INC TERM LOAN, First Lien Term Loan 1M SOFR + 2.75%, 03/24/2031	622,535	617,835
Kestra Advisor Services Holdings A, Inc., First Lien Term Loan 3M SOFR + 3.00%, 03/22/2031	210,033	208,447
Osaic Holdings Inc, First Lien Term Loan 3M SOFR + 2.50%, 07/30/2032	4,760,121	4,704,784
Osttra Group LTD, First Lien Term Loan 3M SOFR + 5.50%, 10/07/2033	479,260	474,666
Saphilux Sarl, First Lien Term Loan 6M SOFR + 3.00%, 07/27/2028	312,276	314,098
Superannuation & Investments US LLC, First Lien Term Loan 1M SOFR + 2.50%, 12/01/2028	272,340	272,227
Victory Capital Holdings Inc, First Lien Term Loan 3M SOFR + 1.75%, 09/23/2032	1,084,181	1,081,221
		44,303,045
Chemicals - 1.59%
Discovery Purchaser/Bayer/Envu 8/22 TL, First Lien Term Loan 3M SOFR + 3.75%, 10/04/2029	2,036,207	2,030,882
Fortis 333 Inc, First Lien Term Loan 3M SOFR + 3.25%, 03/29/2032	1,165,047	1,163,043
NOURYON FINANCE BV, First Lien Term Loan 6M SOFR + 3.50%, 06/01/2033	777,733	778,868
Olympus Water US Holding Corp, First Lien Term Loan 3M SOFR + 3.25%, 11/03/2032	796,087	796,473
SCIL USA Holdings LLC, First Lien Term Loan 3M SOFR + 4.00%, 10/29/2032	1,955,057	1,955,057
Touchdown Acquirer Inc TERM (01/26) 1LIEN USD, First Lien Term Loan 3M SOFR + 2.50%, 02/21/2031	1,636,320	1,623,876
		8,348,199
Commercial Services & Supplies - 4.46%
Action Environmental Group, Inc., First Lien Term Loan 3M SOFR + 3.00%, 0.50% Floor, 10/24/2030	3,937,946	3,898,566
Allied Universal Holdco LLC, First Lien Term Loan 1M SOFR + 3.25%, 08/20/2032	3,113,579	3,118,700
Arcwood Environmental, Inc., First Lien Term Loan 3M SOFR + 3.00%, 04/01/2033(b)	734,866	739,459
Asplundh Tree Expert LLC, First Lien Term Loan 1M SOFR + 1.75%, 05/14/2033	346,946	346,946
Belfor Holdings Inc, First Lien Term Loan 1M SOFR + 2.75%, 11/01/2030	426,450	425,738
GFL ENVIRONMENTAL SERVICES INC, First Lien Term Loan 3M SOFR + 2.50%, 03/03/2032	1,539,231	1,541,232
LSF12 Crown US Commercial Bidco LLC, First Lien Term Loan 1M SOFR + 3.00%, 12/02/2031	3,944,736	3,959,193
Minimax Viking GmbH, First Lien Term Loan 1M SOFR + 2.00%, 03/17/2032	918,961	920,399
Omnia Partners, LLC, First Lien Term Loan 3M SOFR + 2.50%, 12/31/2032	3,335,333	3,345,973
Orbit Private Holdings I Ltd, First Lien Term Loan 6M SOFR + 3.75%, 12/10/2031	3,748,987	3,752,211

See Notes to Financial Statements.
50	www.blackstone.com/bxci-closed-end-funds

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.56% (continued)
Commercial Services & Supplies - 4.46% (continued)
Prime Sec Services Borrower LLC, First Lien Term Loan 1M SOFR + 1.75%, 03/08/2032	$1,061,717	$1,047,342
Protection One/ADT 11/24, First Lien Term Loan 1M SOFR + 2.00%, 10/13/2030	320,895	319,251
		23,415,010
Construction & Engineering - 1.88%
APi Group DE, Inc., First Lien Term Loan 1M SOFR + 1.75%, 05/14/2033	223,732	223,566
Azuria Water Solutions Inc TL B 1L USD, First Lien Term Loan 3M SOFR + 0.00%, 01/31/2033	4,387,565	4,384,450
Dycom Industries Inc, First Lien Term Loan 3M SOFR + 1.75%, 01/27/2033	678,633	680,434
ITG Communications LLC, First Lien Term Loan 3M SOFR + 0.00%, 07/09/2031	1,392,422	1,375,016
Socotec US Holding Inc, First Lien Term Loan 3M SOFR + 3.25%, 06/02/2031	2,003,148	2,009,408
Trilon Group LLC, First Lien Term Loan 1M SOFR + 3.50%, 06/03/2033(b)	1,173,290	1,174,757
		9,847,631
Construction Materials - 0.96%
QUIKRETE HLDGS INC, First Lien Term Loan 1M SOFR + 2.25%, 02/10/2032	2,675,957	2,677,067
Tamko Building Products LLC, First Lien Term Loan 3M SOFR + 2.75%, 09/20/2030	1,616,624	1,617,635
TAMKO BUILDING PRODUCTS LLC, First Lien Term Loan 3M SOFR + 4.00%, 09/17/2030	734,866	735,784
		5,030,486
Consumer Finance - 0.74%
CPI Holdco B LLC, First Lien Term Loan 1M SOFR + 2.00%, 05/19/2031	3,886,402	3,875,870

Consumer Staples Distribution & Retail - 0.12%
Boots Group Finco LP, First Lien Term Loan 3M SOFR + 3.25%, 08/30/2032	643,454	646,536

Containers & Packaging - 3.41%
Berlin Packaging LLC, First Lien Term Loan 3M SOFR + 3.25%, 06/09/2031	1,944,347	1,937,144
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan 1M SOFR + 3.25%, 04/01/2032	4,492,899	4,326,280
Iris Holding, Inc., First Lien Term Loan 3M SOFR + 4.75%, 0.50% Floor, 06/28/2028	3,788,016	3,616,078
ProAmpac PG Borrower LLC TERM LOAN (02/26) 1LIEN, First Lien Term Loan 3M SOFR + 4.00%, 03/07/2033	1,344,897	1,324,723
Supplyone 3/24, First Lien Term Loan 1M SOFR + 3.50%, 04/18/2031	427,589	428,780
SWORD PURCHASER LLC TERM (11/25) 1LIEN USD (04/33), First Lien Term Loan 1M SOFR + 4.00%, 04/11/2033	1,279,891	1,250,594
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan 1M SOFR + 3.25%, 0.50% Floor, 03/03/2031	2,502,733	2,347,876
Trident TPI Holdings, Inc., First Lien Term Loan 3M SOFR + 3.75%, 0.50% Floor, 09/15/2028	2,746,069	2,640,799
		17,872,274
Distributors - 0.51%
S&S Holdings LLC, First Lien Initial Term Loan 1M SOFR + 5.00%, 0.50% Floor, 03/13/2028	1,892,675	1,876,711
S&S Holdings LLC, First Lien Term Loan 1M SOFR + 5.00%, 10/01/2031	843,480	803,836
		2,680,547
Diversified Consumer Services - 3.14%
Adtalem Global Education Inc TERM (02/26) 1LIEN, First Lien Term Loan 3M SOFR + 2.25%, 03/02/2033	991,651	995,682
Ascend Learning LLC, First Lien Term Loan 1M SOFR + 3.00%, 0.50% Floor, 12/11/2028	1,334,419	1,304,027
Fugue Finance LLC, First Lien Term Loan 3M SOFR + 2.25%, 01/09/2032	164,835	164,643
GAIA PURCHASER INC, First Lien Term Loan 3M SOFR + 0.00%, 06/24/2033	1,224,776	1,226,307
Imagine Learning LLC, First Lien Term Loan 1M SOFR + 3.50%, 12/21/2029	3,176,875	2,994,014
Inspired Education US Holdings Inc, First Lien Term Loan 3M SOFR + 2.75%, 02/28/2031	3,387,519	3,399,172
KUEHG Corp, First Lien Term Loan 3M SOFR + 2.75%, 06/12/2030	962,078	928,743
Lernen Bidco, Ltd., First Lien Term Loan 6M SOFR + 3.50%, 10/25/2031	190,407	187,789
Metropolis Technologies, Inc., First Lien Term Loan 3M SOFR + 5.25%, 11/03/2032	3,430,912	3,383,737

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	51

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.56% (continued)
Diversified Consumer Services - 3.14% (continued)
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan 1M SOFR + 2.75%, 0.50% Floor, 02/10/2029	$1,934,519	$1,908,973
		16,493,087
Diversified REITs - 0.67%
Iron Mountain Information Management LLC, First Lien Term Loan 1M SOFR + 2.00%, 01/31/2031	3,516,507	3,515,628

Diversified Telecommunication Services - 1.59%
Cable & Wireless 1/25 B7, First Lien Term Loan 3M SOFR + 3.25%, 02/02/2032	3,833,075	3,721,130
Radiate Holdco, LLC, First Lien Term Loan 1M SOFR + 5.00%, 09/25/2029	867,653	784,263
Sunrise Financing Partnership, First Lien Term Loan 6M SOFR + 2.50%, 02/17/2032	1,163,270	1,150,288
Ufinet/Zacapa 10/24 TL, First Lien Term Loan 3M SOFR + 3.75%, 03/22/2029	2,664,858	2,664,445
		8,320,126
Electric Utilities - 0.57%
Alpha Generation LLC, First Lien Term Loan 1M SOFR + 1.75%, 06/10/2033	1,133,938	1,123,308
NRG Energy 3/24 Cov-Lite, First Lien Term Loan 3M SOFR + 1.75%, 04/16/2031	1,873,652	1,874,429
		2,997,737
Electrical Equipment - 1.57%
Aggreko Holdings, Inc., First Lien Term Loan 3M SOFR + 3.00%, 0.50% Floor, 05/21/2031	318,940	320,136
Arcline FM Holdings LLC, First Lien Term Loan 3M SOFR + 2.75%, 06/24/2030	3,405,328	3,420,941
FORGENT POWER LLC TERM (05/26) 1LIEN USD (12/32), First Lien Term Loan 3M SOFR + 3.70%, 12/20/2032	1,662,823	1,670,622
Sunbelt Transformer 10/24, First Lien Term Loan 3M SOFR + 4.25%, 10/24/2031	945,369	945,762
Watlow Electric Manufacturing Co, First Lien Term Loan 3M SOFR + 2.75%, 06/10/2033	524,429	524,649
WEC US Holdings Ltd., First Lien Term Loan 1M SOFR + 2.00%, 01/27/2031	1,350,000	1,350,418
		8,232,528
Electronic Equipment, Instruments & Components - 1.65%
Belden Inc, First Lien Term Loan 3M SOFR + 0.00%, 06/11/2033	1,615,909	1,619,949
Chariot Buyer LLC, First Lien Term Loan 1M SOFR + 3.00%, 09/08/2032	112,389	112,586
DG Investment Intermediate Holdings 2 Inc, First Lien Term Loan:
1M SOFR + 3.25%, 07/09/2032	3,031,370	3,040,843
1M SOFR + 5.50%, 07/29/2033(b)	1,093,387	1,102,954
ESCO Technologies Inc, First Lien Term Loan 3M SOFR + 0.00%, 06/10/2033	306,620	306,620
Modena Buyer LLC, First Lien Term Loan 3M SOFR + 4.25%, 07/01/2031	1,639,145	1,518,668
SANMINA CORP TERM (05/26) 1LIEN USD (10/32), First Lien Term Loan 1M SOFR + 1.75%, 10/27/2032(b)	964,229	967,242
		8,668,862
Energy Equipment & Services - 0.88%
PG Polaris Bid Co Sarl, First Lien Term Loan 3M SOFR + 2.00%, 03/26/2031	4,616,962	4,620,748

Entertainment - 3.43%
Discovery Global Holdings Inc, First Lien Term Loan 3M SOFR + 2.50%, 06/30/2033	3,559,000	3,564,410
Endeavor 1/25 Cov-Lite, First Lien Term Loan 1M SOFR + 2.75%, 03/24/2032	3,824,905	3,833,989
EP Purcasher, LLC, First Lien Term Loan 3M SOFR + 3.50%, 11/06/2028	3,898,982	2,538,238
EP Purchaser LLC, First Lien Term Loan 3M SOFR + 4.50%, 0.50% Floor, 11/06/2028	515,937	335,875
OAK-EAGLE ACQUIRECO INC TERM (10/25) 1LIEN USD, First Lien Term Loan 3M SOFR + 0.00%, 03/24/2033	5,697,787	5,718,241
Opry Entertainment/OEG, First Lien Term Loan 3M SOFR + 3.50%, 06/30/2031	1,071,346	1,078,545
TKO WORLDWIDE HOLDINGS LLC TERM (05/26) 1LIEN USD, First Lien Term Loan 3M SOFR + 1.75%, 11/21/2031	932,224	930,351
		17,999,649

See Notes to Financial Statements.
52	www.blackstone.com/bxci-closed-end-funds

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.56% (continued)
Financial Services - 2.42%
Chicago US Midco III LP, First Lien Term Loan 1M SOFR + 2.50%, 10/29/2032	$2,290,558	$2,291,039
Corpay Technologies Operating Co LLC, First Lien Term Loan 1M SOFR + 1.75%, 11/05/2032	4,473,831	4,466,628
Envestnet, Inc., First Lien Term Loan 3M SOFR + 3.00%, 11/25/2031	391,135	380,950
IMC FINANCING LLC, First Lien Term Loan 3M SOFR + 2.50%, 06/01/2033	605,126	606,388
Mitchell International, Inc., First Lien Term Loan 1M SOFR + 3.00%, 0.50% Floor, 06/17/2031	368,486	351,837
Shift4 Payments LLC, First Lien Term Loan 3M SOFR + 2.00%, 07/06/2032	821,899	820,190
Synechron Inc, First Lien Term Loan 3M SOFR + 3.75%, 10/03/2031	4,022,283	3,774,249
		12,691,281
Food Products - 1.50%
CH Guenther 11/21, First Lien Term Loan 1M SOFR + 3.00%, 12/08/2028	3,536,994	3,550,258
Froneri International Limited, First Lien Term Loan 6M SOFR + 2.50%, 09/30/2032	1,950,401	1,939,264
Froneri US, Inc., First Lien Term Loan 6M SOFR + 2.25%, (0.25)% Floor, 09/30/2031	957,491	951,784
PFI Lower Midco LLC, First Lien Term Loan 1M SOFR + 4.00%, 12/01/2032	501,480	505,555
SNACKING INVESTMENTS US LLC TERM LOAN (05/26), First Lien Term Loan 3M SOFR + 3.00%, 10/29/2032	934,300	937,513
		7,884,374
Ground Transportation - 0.28%
Avis Budget Car Rental LLC, First Lien Term Loan 1M SOFR + 2.50%, 07/16/2032	465,976	465,197
Genesee & WY Inc, First Lien Term Loan 3M SOFR + 1.75%, 04/10/2031	1,015,907	1,012,860
		1,478,057
Health Care Equipment & Supplies - 1.47%
Embecta Corp, TLB, First Lien Term Loan 3M SOFR + 3.00%, 03/30/2029	2,538,406	2,021,460
Hanger, Inc., First Lien Term Loan:
1M SOFR + 3.50%, 10/23/2031(c)	120,793	121,376
1M SOFR + 3.50%, 10/23/2031	1,318,706	1,325,068
WS Audiology USA II LLC aka WS Audiology A/S, First Lien Term Loan 3M SOFR + 3.25%, 02/18/2032	4,236,106	4,247,925
		7,715,829
Health Care Providers & Services - 8.04%
Agiliti Health, Inc., First Lien Term Loan 3M SOFR + 3.00%, 05/01/2030	1,022,575	988,912
CHG Healthcare Services, Inc., First Lien Term Loan 3M CME TERM SOFR + 3.00%, 0.50% Floor, 09/30/2031	3,948,486	3,954,467
Ensemble RCM LLC, First Lien Term Loan 3M SOFR + 3.00%, 02/09/2033	3,333,319	3,324,153
Global Medical Response Inc, First Lien Term Loan 1M SOFR + 3.25%, 10/01/2032	3,797,918	3,812,161
Heartland Dental LLC TL B 1L USD, First Lien Term Loan 1M SOFR + 3.50%, 08/25/2032	3,795,990	3,803,108
IVI America LLC aka IVIRMA, First Lien Term Loan 3M SOFR + 2.75%, 06/01/2033	2,192,477	2,198,419
MCKESSON MEDICAL-SURGICAL TOP HOLDINGS INC TERM, First Lien Term Loan 3M SOFR + 2.25%, 06/03/2032	1,328,129	1,330,068
MED ParentCo LP, First Lien Term Loan 1M SOFR + 3.00%, 04/15/2031	2,186,793	2,191,812
MEDICAL SOLUTIONS HOLDINGS INC, First Lien Term Loan 6M SOFR + 5.25%, 06/01/2033	575,754	439,012
Medical Solutions L.L.C., First Lien Term Loan:
3M CME TERM SOFR + 0.00%, 06/01/2033	1,499,617	382,402
3M CME TERM SOFR + 0.00%, 06/01/2033	1,869,292	1,425,335
Midwest Physcn Admin Srvcs LLC, First Lien Term Loan 1M SOFR + 3.00%, 03/12/2028	3,539,039	3,523,786
Onex TSG Intermediate Corp (01/26) 1LIEN USD (08/32), First Lien Term Loan 3M SOFR + 3.25%, 08/06/2032	1,287,387	1,296,508
Outcomes Group Holdings, Inc, First Lien Term Loan 1M SOFR + 3.00%, 05/06/2031	3,475,292	3,489,592
Pediatric Associates Holding Co LLC, First Lien Term Loan 3M SOFR + 5.00%, 12/29/2031	1,294,180	1,296,264
Radiology Partners Inc, First Lien Term Loan 3M SOFR + 4.50%, 06/30/2032	1,226,908	1,228,184
Raven Acquisition Holdings LLC 10/24 Cov-Lite TLB, First Lien Term Loan 1M SOFR + 3.00%, 11/19/2031	1,735,631	1,714,873
Southern Veterinary Partners LLC, First Lien Term Loan 3M SOFR + 2.50%, 12/04/2031	3,343,719	3,344,504
U.S. Anesthesia Partners, Inc., First Lien Term Loan 1M SOFR + 4.00%, 0.50% Floor, 10/02/2028	1,483,605	1,487,529

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	53

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.56% (continued)
Health Care Providers & Services - 8.04% (continued)
US Fertility Enterprises LLC, First Lien Term Loan 3M SOFR + 3.25%, 12/30/2032	$911,251	$915,238
		42,146,327
Health Care Technology - 1.50%
AthenaHealth Group Inc, First Lien Term Loan 1M SOFR + 3.25%, 02/17/2032	2,239,191	2,218,759
Cotiviti, Inc., First Lien Term Loan 1M SOFR + 2.75%, 03/26/2032	1,873,476	1,705,453
Gainwell Acquisition Corp., First Lien Term Loan 3M SOFR + 4.00%, 0.75% Floor, 10/01/2027	3,651,548	3,602,873
Project Ruby Ultimate Parent Corp., First Lien Term Loan 1M SOFR + 2.75%, 03/10/2028	349,123	349,091
		7,876,176
Hotels, Restaurants & Leisure - 9.01%
1011778 BC UNLIMITED LIABILITY CO, First Lien Term Loan 1M SOFR + 1.75%, 09/20/2030	839,372	839,023
Alterra Mountain Co., First Lien Term Loan 1M SOFR + 2.50%, 08/18/2028	1,994,975	2,000,591
BetClic Everest Group SAS, First Lien Term Loan 3M SOFR + 2.75%, 12/10/2031	1,236,247	1,239,721
Bulldog Purchaser, Inc., First Lien Term Loan 3M SOFR + 3.25%, 0.50% Floor, 02/07/2033	2,055,519	2,060,452
Caesars Entertainment, Inc., First Lien Term Loan:
1M SOFR + 2.25%, 0.50% Floor, 02/06/2030	1,080,150	1,047,918
1M SOFR + 2.25%, 0.50% Floor, 02/06/2031	3,281,083	3,165,228
EMMA BUYER LLC, First Lien Term Loan 3M SOFR + 0.00%, 06/16/2033	1,046,409	1,045,101
Entain Holdings Gibraltar Ltd, First Lien Term Loan 3M SOFR + 2.25%, 10/31/2029	3,732,605	3,732,605
Fertitta Entertainment, LLC, First Lien Term Loan 1M SOFR + 3.25%, 01/27/2029	2,306,626	2,306,880
Flutter Entertainment Public Limited, First Lien Term Loan 3M SOFR + 2.00%, 06/04/2032	566,049	564,546
Flutter Financing BV, First Lien Term Loan 3M SOFR + 1.75%, 0.50% Floor, 11/30/2030	3,097,385	3,074,929
Flynn Restaurant Group LP, First Lien Term Loan 1M SOFR + 3.75%, 01/28/2032	2,153,613	2,135,350
IRB Holding Corp., First Lien Term Loan 1M SOFR + 2.50%, 0.75% Floor, 12/16/2030	3,078,616	3,082,834
Light & Wonder International, Inc., First Lien Term Loan 1M SOFR + 2.00%, 0.50% Floor, 04/16/2029	2,894,113	2,901,348
Marriott Ownership Resorts, Inc., First Lien Term Loan 1M SOFR + 2.25%, 04/01/2031	3,989,822	4,001,672
MOTION FINCO LLC, First Lien Term Loan 3M SOFR + 3.50%, 11/12/2029	999,799	855,243
Penn National Gaming, Inc. TLB 1L, First Lien Term Loan 1M SOFR + 2.00%, 05/03/2029	2,992,208	2,988,467
PIONEER OPCO LLC TERM, First Lien Term Loan 1M SOFR + 3.25%, 05/16/2033	1,211,844	1,218,013
Scientific Games Holdings LP, First Lien Term Loan 3M SOFR + 3.00%, 0.50% Floor, 04/04/2029	1,702,164	1,680,972
Turquoise Topco Limited, First Lien Term Loan 3M SOFR + 3.25%, 12/30/2032	2,479,009	2,435,627
Voyager Parent LLC, First Lien Term Loan 3M SOFR + 4.25%, 07/01/2032	4,874,698	4,883,765
		47,260,285
Household Durables - 1.19%
ACProducts Holdings Inc, First Lien Term Loan:
3M SOFR + 5.50%, 08/17/2028	5,526,172	4,894,807
3M SOFR + 5.50%, 11/14/2031	406,941	416,352
Weber-Stephen Products LLC, First Lien Term Loan 3M SOFR + 3.75%, 10/01/2032	913,564	903,775
		6,214,934
Household Products - 0.67%
KDC ONE DEVELOPMENT CORPORATION INC TERM LOAN, First Lien Term Loan 1M SOFR + 3.50%, 08/15/2028	3,500,000	3,502,678

Independent Power and Renewable Electricity Producers - 1.28%
Lightning Power 8/24 TLB, First Lien Term Loan 1M SOFR + 2.00%, 08/18/2031	3,513,455	3,521,378
PATHFINDER POWER LLC, First Lien Term Loan 3M SOFR + 2.00%, 06/22/2033	3,166,965	3,164,003
		6,685,381
Insurance - 5.55%
Alera Group Inc, Second Lien Term Loan 3M SOFR + 5.50%, 05/30/2033	952,636	909,372

See Notes to Financial Statements.
54	www.blackstone.com/bxci-closed-end-funds

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.56% (continued)
Insurance - 5.55% (continued)
Alera Group, Inc., First Lien Term Loan 1M SOFR + 2.75%, 0.50% Floor, 05/28/2032	$2,264,987	$2,158,261
Alliant Holdings Intermediate LLC, First Lien Term Loan 1M SOFR + 2.50%, 09/19/2031	2,871,892	2,836,984
AmWINS Group, Inc., First Lien Term Loan 3M SOFR + 2.00%, 0.75% Floor, 01/30/2032	5,191,636	5,090,632
Baldwin Insurance Group Holdings LLC, First Lien Term Loan 3M SOFR + 2.50%, 05/27/2031	3,282,670	3,221,137
Broad Street Partners Inc, First Lien Term Loan 1M SOFR + 2.50%, 06/13/2031	5,231,801	5,063,781
Hyperion Refinance Sarl, First Lien Term Loan:
1M SOFR + 2.75%, 04/18/2030	4,873,663	4,606,830
1M SOFR + 2.75%, 02/18/2031	517,644	487,362
LOCKTON INC TERM LOAN (04/26) USD (04/33), First Lien Term Loan 3M SOFR + 2.00%, 05/09/2033	296,975	296,604
Ryan Specialty LLC, First Lien Term Loan 1M SOFR + 2.00%, 09/15/2031	1,989,899	1,988,655
Trucordia Insurance Holdings LLC, First Lien Term Loan 3M SOFR + 3.25%, 06/17/2032	2,748,006	2,459,466
		29,119,084
Interactive Media & Services - 1.75%
LI Group Holdings, Inc., First Lien 2021 Term Loan 1M SOFR + 3.50%, 0.75% Floor, 03/10/2028	900,780	900,556
MH Sub I LLC, First Lien Term Loan:
1M SOFR + 4.25%, 05/03/2028	2,738,110	2,668,507
1M SOFR + 4.25%, 0.50% Floor, 12/31/2031	501,996	436,360
Project Boost Purchaser, LLC aka JD Power/Autodata, First Lien Term Loan 3M SOFR + 2.75%, 07/16/2031	155,325	151,530
Trip.com/TripAdvisor 7/24, First Lien Term Loan 1M SOFR + 2.75%, 07/08/2031	4,747,221	4,551,398
WH Borrower LLC, First Lien Term Loan 3M SOFR + 0.00%, 02/20/2032(b)	484,101	485,917
WH BORROWER LLC, First Lien Term Loan 3M SOFR + 4.50%, 02/20/2032(b)	1,668	1,673
		9,195,941
IT Services - 5.15%
ACCESS CIG LLC, First Lien Term Loan 1M SOFR + 4.00%, 08/19/2030	3,843,850	3,429,444
Ahead 7/24 TLB3 1L, First Lien Term Loan 3M SOFR + 2.50%, 02/03/2031	1,982,369	1,953,645
ASURION LLC TLB 1L, First Lien Term Loan 3M SOFR + 3.75%, 02/23/2033	644,697	611,312
Asurion LLC, First Lien Term Loan 3M SOFR + 4.25%, 09/19/2030	119,388	118,368
Blackhawk Network Holdings Inc, First Lien Term Loan 1M SOFR + 3.50%, 03/12/2029	2,686,500	2,678,534
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan 1M SOFR + 7.00%, 02/19/2029	5,863,456	4,934,479
Fortress Intermediate 3 Inc, First Lien Term Loan 1M SOFR + 3.00%, 06/27/2031	3,342,334	3,331,890
Indy US Holdco LLC, First Lien Term Loan 3M SOFR + 2.50%, 0.50% Floor, 10/31/2030(b)	465,564	460,908
New Money Tranche A, First Lien Term Loan 3M SOFR + 5.75%, 04/30/2029	236,540	192,190
Newfold Digital Holdings Group Inc TL 1L, First Lien Term Loan:
1M SOFR + 3.60%, 04/30/2029	711,234	307,904
1M SOFR + 3.60%, 04/30/2029	3,450,952	2,795,271
Skopima Consilio Parent, LLC, First Lien Term Loan 1M SOFR + 3.75%, 0.50% Floor, 05/12/2028	855,396	709,444
team.blue Finco SARL, First Lien Term Loan 3M SOFR + 3.25%, 07/12/2032	524,515	502,879
Thought Works, Inc., First Lien Incremental Term Loan 1M SOFR + 2.75%, 0.50% Floor, 03/24/2028	136,910	113,733
Trio Bidco Inc, First Lien Term Loan 3M SOFR + 4.00%, 10/29/2032	1,870,265	1,841,041
Virtusa Corp., First Lien Term Loan 1M SOFR + 3.25%, 0.75% Floor, 02/15/2029	3,469,005	3,039,733
		27,020,775
Life Sciences Tools & Services - 1.21%
Loire Finco Luxembourg Sarl TLB, First Lien Term Loan 1M SOFR + 4.00%, 01/21/2030	2,854,111	2,864,814
PAREXEL International Corp., First Lien Term Loan 3M SOFR + 2.50%, 0.50% Floor, 12/12/2031	3,493,731	3,498,465
		6,363,279
Machinery - 4.25%
AI AQUA MERGER SUB INC, First Lien Term Loan 3M SOFR + 2.50%, 06/25/2033	5,021,110	5,023,948
Allison Transmission Inc, First Lien Term Loan 1M SOFR + 1.75%, 01/03/2033	606,453	606,580

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	55

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.56% (continued)
Machinery - 4.25% (continued)
ASP Blade Holdings, Inc, Second Lien Term Loan 3M SOFR + 4.00%, 10/15/2029	$1,550,220	$833,244
Cube Industrials Buyer Inc, First Lien Term Loan 3M SOFR + 3.00%, 10/17/2031	903,505	905,484
Engineered Machinery Holdings Inc, First Lien Term Loan 3M SOFR + 3.25%, 11/26/2032	2,392,461	2,407,772
Hobbs & Associates LLC, First Lien Term Loan 3M SOFR + 2.75%, 07/23/2031	246,806	246,768
Icebox Holdco III, Inc., First Lien Term Loan 3M SOFR + 3.75%, 0.50% Floor, 12/22/2031	116,349	116,906
LSF12 Helix Parent LLC, First Lien Term Loan 1M SOFR + 3.50%, 02/10/2033	953,060	936,977
MADISON IAQ LLC TERM (05/26) 1LIEN USD (05/32), First Lien Term Loan 3M SOFR + 1.75%, 05/06/2032	1,142,143	1,140,835
Merlin Buyer Inc TERM (03/26) 1LIEN USD (03/33), First Lien Term Loan 3M SOFR + 4.00%, 04/15/2033	2,574,000	2,583,653
Pro Mach Group, Inc., First Lien Term Loan 1M SOFR + 2.50%, 10/18/2032	3,654,462	3,661,624
Project Castle, Inc., First Lien Term Loan 3M SOFR + 5.50%, 06/01/2029	4,297,562	1,070,802
TK Elevator Midco Gmbh, First Lien Term Loan 6M SOFR + 2.75%, 04/30/2030	1,975,125	1,986,027
Victory Buyer LLC TERM (02/26) 1LIEN USD (02/33), First Lien Term Loan 3M SOFR + 3.00%, 02/14/2033	776,579	779,879
		22,300,499
Media - 0.50%
American Greetings Corp., First Lien Term Loan 1M SOFR + 5.75%, 10/23/2029	2,615,101	2,617,441

Metals & Mining - 0.27%
Arsenal AIC Parent LLC, First Lien Term Loan 1M SOFR + 2.75%, 08/19/2030	580,705	583,609
Tega MC Australia Holdings Pty Ltd TLB 1L, First Lien Term Loan 3M SOFR + 0.00%, 03/25/2033	798,356	803,849
		1,387,458
Mortgage Real Estate Investment Trusts (REITs) - 0.94%
KREF Holdings X LLC, First Lien Term Loan 1M SOFR + 2.50%, 03/05/2032	2,295,301	2,213,817
Starwood Property Mortgage LLC, First Lien Term Loan:
1M SOFR + 2.00%, 01/02/2030	1,130,673	1,130,204
1M SOFR + 2.00%, 09/24/2032	1,587,523	1,586,928
		4,930,949
Oil, Gas & Consumable Fuels - 3.69%
AL GCX Holdings LLC, First Lien Term Loan 1M SOFR + 2.25%, 12/20/2032	2,493,750	2,499,760
Blackfin Pipeline LLC, First Lien Term Loan 1M SOFR + 3.00%, 09/29/2032	3,213,842	3,229,237
Colossus Acquireco LLC, First Lien Term Loan 3M CME TERM SOFR + 1.75%, 01/10/2033	3,275,951	3,258,899
Freeport LNG Investments LLLP, First Lien Term Loan 3M SOFR + 3.25%, 02/11/2033	5,137,839	5,153,894
Liquid Tech Solutions Holdings LLC, First Lien Term Loan 3M SOFR + 3.50%, 10/12/2032	2,730,287	2,711,585
SP MOTION HOLDCO LTD, First Lien Term Loan 3M CME TERM SOFR + 2.00%, 06/24/2033	1,579,695	1,579,861
White Water Matterhorn Holdings LLC, First Lien Term Loan 3M SOFR + 1.75%, 06/16/2032	935,995	930,730
		19,363,966
Passenger Airlines - 2.29%
AAdvantage Loyalty IP, Ltd., First Lien Term Loan:
3M SOFR + 2.25%, 04/20/2028	243,351	243,408
3M SOFR + 2.75%, 05/28/2032	1,071,375	1,072,939
Air Canada, First Lien Term Loan 3M SOFR + 1.75%, 03/21/2031	327,050	326,744
American Airlines, Inc., First Lien Term Loan 6M SOFR + 2.25%, 02/15/2028	2,667,956	2,647,280
AS MILEAGE PLAN IP LTD TERM (05/26) 1LIEN USD, First Lien Term Loan 3M SOFR + 2.00%, 05/12/2033	649,144	647,930
MAXIMUS INC TERM LOAN (05/26) USD (05/33), First Lien Term Loan 3M CME TERM SOFR + 3.00%, 05/29/2033	1,380,780	1,366,109
MODERN AVIATION FBO HOLDINGS LLC TERM (05/26), First Lien Term Loan 3M SOFR + 3.00%, 05/15/2033	528,528	530,510
Onesky Flight LLC, First Lien Term Loan 1M SOFR + 2.75%, 02/17/2033	556,071	559,027
Vista Management Holding Inc., First Lien Term Loan 3M SOFR + 3.75%, 04/01/2031	3,700,879	3,720,771

See Notes to Financial Statements.
56	www.blackstone.com/bxci-closed-end-funds

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.56% (continued)
Passenger Airlines - 2.29% (continued)
WestJet Loyalty LP, First Lien Term Loan 3M SOFR + 3.25%, 02/14/2031	$913,451	$887,843
		12,002,561
Pharmaceuticals - 2.41%
Bio Marin Pharmaceutical Inc, First Lien Term Loan 6M SOFR + 1.75%, 04/27/2033	1,996,717	1,998,714
Dechra Pharmaceuticals LLC TERM (01/26) 1LIEN USD, First Lien Term Loan 6M SOFR + 2.75%, 01/27/2032	3,486,177	3,498,152
OPAL US LLC TER LOAN B (02/26) 1LIEN USD (04/32), First Lien Term Loan 3M SOFR + 2.50%, 04/28/2032	4,119,293	4,121,496
Padagis LLC, First Lien Initial Term Loan 3M SOFR + 4.75%, 0.50% Floor, 07/06/2028(b)	2,057,109	1,954,254
PRESTIGE BRANDS INC TERM LOAN B (05/26) USD, First Lien Term Loan 3M SOFR + 2.00%, 06/12/2033(c)	1,063,205	1,065,534
		12,638,150
Professional Services - 11.35%
Acuren Delaware Holdco Inc aka Acuren, First Lien Term LoanL + %, 07/30/2031	474,948	475,938
AG Group Holdings, Inc., First Lien Term Loan 1M SOFR + 4.25%, 12/29/2028	3,841,667	3,487,773
Ankura Consulting Group LLC, First Lien Term Loan 3M SOFR + 3.50%, 0.75% Floor, 12/26/2031	3,092,107	2,937,502
Berkeley Resh Group LLC, First Lien Term Loan 3M SOFR + 3.25%, 04/30/2032	3,495,492	3,495,806
Camelot US Acquisition LLC, First Lien Term Loan 6M CME TERM SOFR + 3.00%, 01/31/2031	2,500,000	2,310,413
Cast & Crew LLC, First Lien Term Loan 3M SOFR + 3.75%, 0.50% Floor, 12/29/2028	4,715,906	1,850,993
CoreLogic, Inc., First Lien Initial Term Loan 1M SOFR + 3.50%, 0.50% Floor, 06/02/2028	2,235,683	2,213,326
DTI Holdco Inc, First Lien Term Loan 1M SOFR + 4.00%, 04/26/2029	1,459,507	1,333,990
Eisner Advisory Group LLC, First Lien Term Loan 1M SOFR + 4.00%, 02/28/2031	1,444,561	1,421,795
Element Materials Technology Group Holdings, First Lien Term Loan 3M SOFR + 3.50%, 07/06/2029	2,960,786	2,980,519
First Advantage Holdings LL, First Lien Term Loan 3M SOFR + 2.75%, 10/31/2031	2,579,938	2,551,829
Grant Thornton Advisors LLC, First Lien Term Loan 3M SOFR + 2.75%, 06/02/2031	2,598,261	2,478,910
Heron Bidco LLC, First Lien Term Loan 3M SOFR + 4.00%, 12/10/2032	3,093,387	3,116,587
HireRight Holdings Corp., First Lien Term Loan 1M SOFR + 3.25%, 09/27/2030	1,025,348	995,444
Inmar Inc, First Lien Term Loan 3M SOFR + 4.50%, 10/30/2031	1,849,161	1,628,417
Isolved, Inc., First Lien Term Loan 1M SOFR + 2.75%, 10/14/2030	1,316,644	1,240,114
Lereta, LLC, First Lien Term Loan 1M SOFR + 5.25%, 07/30/2028	1,374,565	1,298,964
Mermaid Bidco Inc aka Datasite TL 1L, First Lien Term Loan 3M SOFR + 3.25%, 07/03/2031	2,649,849	2,571,467
Neptune Bidco US Inc, First Lien Term Loan 3M SOFR + 5.00%, 02/03/2033	2,182,515	2,167,804
Perficient/Plano 8/24 TLB 1L, First Lien Term Loan 3M SOFR + 3.50%, 10/02/2031	4,114,992	3,250,844
Pre Paid Legal Services, Inc., First Lien Term Loan 1M SOFR + 3.25%, 12/15/2028	1,253,994	1,149,060
Ryan LLC, First Lien Term Loan 1M SOFR + 3.50%, 11/08/2032	2,447,244	2,431,949
Secretariat Advisors LLC, First Lien Term Loan 3M SOFR + 4.00%, 02/27/2032	596,267	586,208
Thevelia US LLC, First Lien Term Loan 3M SOFR + 3.00%, 0.50% Floor, 06/18/2029	4,699,974	4,576,600
TTF Holdings LLC, First Lien Term Loan 6M SOFR + 3.75%, 07/18/2031	3,532,868	2,616,089
Vaco Holdings, LLC, First Lien Term Loan 3M SOFR + 5.00%, 01/22/2029	4,498,882	3,708,788
VT Topco, Inc. 12/24 1L, First Lien Term Loan 1M SOFR + 3.00%, 08/09/2030	681,451	669,580
		59,546,709
Semiconductors & Semiconductor Equipment - 0.41%
Altar Bidco, Inc., First Lien Term Loan 3M SOFR + 3.35%, 0.50% Floor, 02/01/2029	2,151,853	2,153,424

Software - 16.90%
Avalara, Inc., First Lien Term Loan 3M SOFR + 2.50%, 03/29/2032	2,023,017	1,942,096
BEP Intermediate Holdco, First Lien Term Loan 1M SOFR + 2.75%, 04/28/2031	1,150,106	1,149,629
BMC Software 7/24 2nd Lien TL, Second Lien Term Loan 3M SOFR + 5.75%, 07/02/2032	3,512,587	3,022,283
Boxer Parent Co., Inc., First Lien Term Loan 3M SOFR + 2.75%, 07/30/2031	1,992,818	1,801,219
Capstone Borrower, Inc., First Lien Term Loan 3M SOFR + 2.75%, 06/17/2030	271,429	261,035
CENTRAL PARENT LLC TERM (04/26) 1LIEN USD (04/33), First Lien Term Loan 3M CME TERM SOFR + 3.25%, 04/29/2033	4,644,724	3,065,518

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	57

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.56% (continued)
Software - 16.90% (continued)
Cloud Software Group Inc, First Lien Term Loan:
3M SOFR + 3.25%, 03/21/2031	$1,350,481	$1,188,422
3M SOFR + 3.25%, 08/16/2032	1,366,891	1,186,995
Cloudera, Inc. TL 1L, First Lien Term Loan 1M SOFR + 3.75%, 0.50% Floor, 10/08/2028	4,530,066	3,535,875
Clover 10/24 TLB 1L, First Lien Term Loan 1M SOFR + 3.75%, 12/09/2031	2,043,712	1,955,996
Conga Corp., First Lien Term Loan 3M SOFR + 3.50%, 0.75% Floor, 05/06/2028	879,820	750,781
Cornerstone On Demand, Inc., First Lien Initial Term Loan 1M SOFR + 3.75%, 0.50% Floor, 10/16/2028	5,315,769	3,410,065
Dayforce Bidco LLC, First Lien Term Loan 3M SOFR + 3.00%, 02/04/2033	4,521,914	4,136,285
Delta Topco, Inc., First Lien Term Loan 3M SOFR + 2.75%, 11/30/2029	2,591,253	2,458,049
Delta Topco, Inc., Second Lien Term Loan 3M SOFR + 5.25%, 12/24/2030	3,170,438	2,920,766
Evercommerce Solutions, Inc., First Lien B Term Loan 3M SOFR + 3.25%, 0.50% Floor, 07/07/2031	215,695	206,056
Finastra USA Inc, First Lien Term Loan 6M SOFR + 4.00%, 09/15/2032	4,208,126	3,890,413
Genesys Cloud Services, Inc., First Lien Term Loan 1M SOFR + 2.50%, 01/30/2032	2,442,352	2,344,999
Idera INC, First Lien Term Loan 3M SOFR + 3.50%, 03/02/2028	4,279,477	3,340,860
ION Platform Finance US Inc, First Lien Term Loan 3M SOFR + 3.75%, 09/30/2032	4,456,363	3,225,293
Ivanti Security Holdings LLC, First Lien Term Loan 3M SOFR + 5.75%, 2.00% Floor, 06/01/2029	398,088	386,643
Ivanti Software, Inc., First Lien Term Loan:
3M SOFR + 0.00%, 06/01/2029	1,587,358	285,066
3M SOFR + 4.75%, 06/01/2029	790,399	349,751
Magenta Security Holdings, LLC First Out TL 1L, First Lien Term Loan 3M SOFR + 6.75%, 07/27/2028	1,990,772	1,345,642
McAfee Corp., First Lien Term Loan 1M SOFR + 3.00%, 0.50% Floor, 03/01/2029	4,285,274	3,820,322
Mitnick Corporate Purchaser Inc., First Lien Term Loan 3M SOFR + 4.75%, 05/02/2029	7,310,517	2,649,624
Perforce Software, Inc., First Lien Term Loan 1M SOFR + 4.75%, 06/29/2029	5,295,832	2,986,479
Project Alpha (Qlik), First Lien Term Loan 3M SOFR + 3.25%, 10/28/2030	1,850,006	1,351,430
Project Alpha (Qlik), Second Lien Term Loan 3M SOFR + 5.00%, 05/09/2033	812,463	458,367
Project Leopard Holdings, Inc., First Lien Term Loan 3M SOFR + 5.25%, 0.50% Floor, 07/20/2029	4,117,559	2,528,181
Proofpoint Inc, First Lien Term Loan 3M SOFR + 3.00%, 08/31/2028	3,757,278	3,634,378
Pushpay USA INC, First Lien Term Loan 1M SOFR + 3.75%, 08/15/2031(b)	2,472,605	2,324,248
Rithum Holdings Inc, First Lien Term Loan 3M SOFR + 4.75%, 07/19/2032	1,878,207	1,778,427
Rocket Software, Inc., First Lien Term Loan 1M SOFR + 3.75%, 0.50% Floor, 11/28/2028	2,632,381	2,507,593
Sci Quest 10/24 2nd Lien, Second Lien Term Loan 3M SOFR + 5.00%, 12/06/2032	2,520,000	2,284,796
Sophos Intermediate II, Ltd., First Lien Term Loan 1M SOFR + 3.50%, 03/05/2027	2,968,482	2,776,466
Starlight Parent, LLC, First Lien Term Loan 3M SOFR + 4.00%, 04/16/2032	2,963,233	2,489,116
Tuple US Bidco LLC, First Lien Term Loan 3M SOFR + 3.75%, 01/24/2033(b)	801,016	768,975
UKG, Inc., First Lien Term Loan 3M SOFR + 2.25%, (0.25)% Floor, 02/10/2031	85,273	80,505
Vision Solutions, Inc., First Lien Term Loan 3M SOFR + 4.00%, 0.75% Floor, 04/24/2028	4,828,403	3,709,807
VS Buyer LLC, First Lien Term Loan 3M SOFR + 2.25%, 04/14/2031	72,496	69,977
XPLOR T1 LLC., First Lien Term Loan 3M SOFR + 3.25%, 12/01/2032(b)	2,771,830	2,550,084
Zuora 12/24 Cov-Lite TLB, First Lien Term Loan 1M SOFR + 3.50%, 02/14/2032(b)	1,875,825	1,725,759
		88,654,271
Specialty Retail - 5.01%
APRO LLC, First Lien Term Loan 1M SOFR + 3.75%, 07/09/2031	1,108,877	1,112,110
EG America LLC, First Lien Term Loan 3M SOFR + 3.25%, 02/10/2031	2,752,280	2,765,614
Great Outdoors Group LLC, First Lien Term Loan 1M SOFR + 3.25%, 0.75% Floor, 01/23/2032	3,421,201	3,436,169
Harbor Freight Tools USA, Inc., First Lien Term Loan 1M SOFR + 2.25%, 06/11/2031	1,638,103	1,634,393
MAVIS TIRE EXPRESS S TL (04/26) 1LIEN USD (05/33), First Lien Term Loan 3M CME TERM SOFR + 3.25%, 05/09/2033	3,532,034	3,532,123
MICHAELS COS INC/THE TERM (02/26) 1LIEN USD, First Lien Term Loan 3M SOFR + 5.00%, 03/07/2033	1,224,776	1,221,255
MillerKnoll Inc, First Lien Term Loan 1M SOFR + 2.00%, 08/09/2032	2,651,360	2,649,146
PetSmart LLC, First Lien Term Loan 1M SOFR + 4.00%, 08/18/2032	317,961	318,027
Restoration Hardware, Inc. TLB 1L, First Lien Term Loan 1M SOFR + 2.50%, 10/20/2028	3,416,731	3,329,895
Spencer Spirit IH LLC, First Lien Term Loan 1M SOFR + 4.00%, 07/15/2031	1,754,190	1,762,232

See Notes to Financial Statements.
58	www.blackstone.com/bxci-closed-end-funds

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.56% (continued)
Specialty Retail - 5.01% (continued)
STAPLES, INC. CLOSING DATE TERM LOAN (06/24), First Lien Term Loan 3M SOFR + 5.75%, 09/04/2029	$1,713,093	$1,595,849
StubHub Holdco Sub LLC, First Lien Term Loan 1M SOFR + 4.75%, 03/15/2030	2,904,394	2,927,077
		26,283,890
Textiles, Apparel & Luxury Goods - 0.15%
Beach Acquisition Bidco LLC, First Lien Term Loan 1M SOFR + 2.75%, 09/13/2032	781,181	786,344

Trading Companies & Distributors - 1.82%
BCPE EMPIRE HLDGS INC, First Lien Term Loan 1M SOFR + 3.25%, 12/11/2030	1,296,709	1,281,317
BCPE Empire Holdings Inc, First Lien Term Loan 1M SOFR + 3.50%, 12/29/2032	2,512,301	2,486,135
CORE & MAIN LP, First Lien Term Loan 3M CME TERM SOFR + 1.75%, 06/25/2033	236,661	236,661
FCG Acquisitions, Inc TERM LOAN B (02/26) 1LIEN USD, First Lien Term Loan 1M SOFR + 3.25%, 03/04/2033	3,491,250	3,508,444
White Cap Buyer LLC, First Lien Term Loan 1M SOFR + 3.25%, 10/19/2029	2,027,748	2,027,080
		9,539,637
Transportation Infrastructure - 0.65%
Apple Bidco LLC, First Lien Term Loan 1M SOFR + 2.50%, 09/23/2031	2,905,702	2,911,776
Boluda Towage Luxembourg Sarl, First Lien Term Loan 3M CME TERM SOFR + 2.50%, 05/28/2033	517,672	519,292
		3,431,068
TOTAL FLOATING RATE LOAN INTERESTS
(Cost $762,592,191)		721,517,714

CORPORATE BONDS - 23.29%
Aerospace & Defense - 0.26%
BWX Technologies, Inc. 4.125%, 04/15/2029(d)	340,000	329,736
TransDigm, Inc. 6.375%, 03/01/2029(d)	1,021,000	1,037,878
		1,367,614
Air Freight & Logistics - 0.24%
JetBlue Airways Corp. / JetBlue Loyalty LP 9.875%, 09/20/2031(d)	1,373,000	1,245,404

Automobile Components - 0.37%
Cooper-Standard Automotive, Inc. 9.250%, 03/01/2031(d)	689,000	695,001
Cyprium Corp. / Cyprium Holdings Luxembourg Sarl:
6.125%, 04/15/2031(d)	67,000	67,165
6.375%, 04/15/2034(d)	221,000	221,111
Dorman Products, Inc. 6.250%, 06/15/2034(d)	77,000	77,981
Garrett Motion Holdings, Inc. / Garrett LX I Sarl 7.750%, 05/31/2032(d)	276,000	289,983
Goodyear Tire & Rubber Co.:
6.625%, 07/15/2030	36,000	34,798
8.875%, 07/15/2032	518,000	522,838
Patrick Industries, Inc. 4.750%, 05/01/2029(d)	8,000	7,873
		1,916,750
Automobiles - 0.29%
Nissan Motor Co., Ltd. 4.810%, 09/17/2030(d)	1,112,000	1,036,189

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	59

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 23.29% (continued)
Automobiles - 0.29% (continued)
ZF North America Capital, Inc.:
7.500%, 03/24/2031(d)	$50,000	$50,372
6.875%, 04/23/2032(d)	440,000	433,149
		1,519,710
Biotechnology - 0.09%
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(d)	529,000	490,872

Broadline Retail - 0.10%
Kohl's Corp. 5.550%, 07/17/2045	270,000	191,642
Nordstrom, Inc.:
4.375%, 04/01/2030	90,000	86,683
4.250%, 08/01/2031	250,000	234,892
		513,217
Building Products - 0.03%
Miter Brands Acquisition Holdco, Inc. / MIWD Borrower LLC 6.750%, 04/01/2032(d)	90,000	89,282
Standard Industries, Inc. 4.375%, 07/15/2030(d)	50,000	47,524
		136,806
Capital Markets - 0.72%
Aretec Group, Inc. 10.000%, 08/15/2030(d)	168,000	177,170
Focus Financial Partners LLC 6.750%, 09/15/2031(d)	230,000	231,547
FS KKR Capital Corp.:
7.875%, 01/15/2029	237,000	243,436
6.875%, 08/15/2029	1,285,000	1,287,936
6.125%, 01/15/2030	220,000	214,475
6.125%, 01/15/2031	10,000	9,619
7.500%, 08/01/2031	409,000	407,516
Jane Street Group / JSG Finance, Inc.:
7.125%, 04/30/2031(d)	250,000	258,615
6.750%, 05/01/2033(d)	340,000	349,830
Jefferies Finance LLC / JFIN Co.-Issuer Corp. 6.625%, 10/15/2031(d)	282,000	277,823
Osaic Holdings, Inc. 6.750%, 08/01/2032(d)	301,000	301,688
Stonex Escrow Issuer LLC 6.875%, 07/15/2032(d)	4,000	4,117
		3,763,772
Chemicals - 0.59%
Axalta Coating Systems LLC 3.375%, 02/15/2029(d)	1,000	957
Cerdia Finanz GmbH 9.375%, 10/03/2031(d)	350,000	314,416
Chemours Co.:
8.000%, 01/15/2033(d)	780,000	790,585
7.875%, 03/15/2034(d)	1,333,000	1,340,685
INEOS Quattro Finance 2 PLC 9.625%, 03/15/2029(d)	165,000	155,088
Nufarm Australia, Ltd. / Nufarm Americas, Inc. 5.000%, 01/27/2030(d)	151,000	144,277
WR Grace Holdings LLC 7.375%, 03/01/2031(d)	350,000	351,692
		3,097,700
Commercial Services & Supplies - 0.57%
ACCO Brands Corp. 4.250%, 03/15/2029(d)	689,000	642,361
Cimpress PLC 7.375%, 09/15/2032(d)	620,000	627,304
Deluxe Corp. 8.000%, 06/01/2029(d)	772,000	778,143

See Notes to Financial Statements.
60	www.blackstone.com/bxci-closed-end-funds

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 23.29% (continued)
Commercial Services & Supplies - 0.57% (continued)
GFL Environmental, Inc. 4.000%, 08/01/2028(d)	$2,000	$1,954
HNI Corp. 5.125%, 01/18/2029(d)	67,000	66,040
Pitney Bowes, Inc. 7.250%, 03/15/2029(d)	563,000	571,278
RR Donnelley & Sons Co. 9.500%, 08/01/2029(d)	310,000	321,717
		3,008,797
Communications Equipment - 0.06%
ATP Tower Holdings / Andean Telecom Partners Chile SpA / Andean Tower Partners C 7.875%, 02/03/2030(d)	160,000	165,710
Ciena Corp. 4.000%, 01/31/2030(d)	129,000	123,206
		288,916
Construction & Engineering - 0.09%
Brundage-Bone Concrete Pumping Holdings, Inc. 7.500%, 02/01/2032(d)	134,000	139,113
Granite Construction, Inc. 6.375%, 06/15/2034(d)	155,000	158,000
Tutor Perini Corp. 6.625%, 07/15/2033(d)	173,000	174,199
		471,312
Construction Materials - 0.10%
Smyrna Ready Mix Concrete LLC 8.875%, 11/15/2031(d)	340,000	358,683
Star Holding LLC 8.750%, 08/01/2031(d)	190,000	190,677
		549,360
Consumer Finance - 2.33%
Ally Financial, Inc. 6.700%, 02/14/2033	1,180,000	1,215,092
Atlanticus Holdings Corp. 9.750%, 09/01/2030(d)	472,000	478,051
Azorra Finance, Ltd. 6.250%, 02/15/2034(d)	90,000	87,204
Bread Financial Holdings, Inc. 6.750%, 05/15/2031(d)	713,000	730,050
Credit Acceptance Corp. 6.625%, 03/15/2030(d)	1,364,000	1,368,732
Enova International, Inc. 9.125%, 08/01/2029(d)	940,000	984,347
FirstCash, Inc.:
4.630%, 09/01/2028(d)	35,000	34,428
6.875%, 03/01/2032(d)	2,062,000	2,121,460
6.125%, 05/01/2034(d)	10,000	9,959
Navient Corp.:
9.380%, 07/25/2030	978,000	994,515
11.500%, 03/15/2031	828,000	874,626
OneMain Finance Corp.:
6.125%, 05/15/2030	10,000	10,007
6.750%, 09/15/2033	1,158,000	1,147,794
PRA Group, Inc.:
5.000%, 10/01/2029(d)	127,000	120,085
8.880%, 01/31/2030(d)	423,000	436,844
PROG Holdings, Inc. 6.000%, 11/15/2029(d)	710,000	692,484
Synchrony Financial 7.250%, 02/02/2033	897,000	935,443
		12,241,121
Consumer Staples Distribution & Retail - 0.05%
US Foods, Inc. 4.750%, 02/15/2029(d)	270,000	266,668

Containers & Packaging - 0.40%
Cascades, Inc./Cascades USA, Inc. 6.750%, 07/15/2030(d)	981,000	1,002,209

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	61

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 23.29% (continued)
Containers & Packaging - 0.40% (continued)
Clydesdale Acquisition Holdings, Inc.:
6.625%, 04/15/2029(d)	$410,000	$409,804
6.875%, 01/15/2030(d)	10,000	9,975
TriMas Corp. 4.125%, 04/15/2029(d)	705,000	680,004
		2,101,992
Diversified Consumer Services - 0.04%
Gaia Purchaser, Inc. 7.625%, 07/15/2033(d)	208,000	210,514

Diversified Telecommunication Services - 0.45%
Viasat, Inc. 7.500%, 05/30/2031(d)	1,320,000	1,334,666
Virgin Media Secured Finance PLC 4.500%, 08/15/2030(d)	346,000	294,089
Vmed O2 UK Financing I PLC:
7.750%, 04/15/2032(d)	100,000	90,439
6.750%, 01/15/2033(d)	420,000	356,005
VZ Secured Financing BV 7.500%, 01/15/2033(d)	273,000	261,538
		2,336,737
Electric Utilities - 0.03%
Alpha Generation LLC 6.250%, 01/15/2034(d)	90,000	88,617
Leeward Renewable Energy Operations LLC 4.250%, 07/01/2029(d)	89,000	85,044
		173,661
Electrical Equipment - 0.05%
Albion Financing 1 SARL / Aggreko Holdings, Inc. 7.000%, 05/21/2030(d)	262,000	271,461

Electronic Equipment, Instruments & Components - 0.03%
TTM Technologies, Inc. 4.000%, 03/01/2029(d)	164,000	158,521

Energy Equipment & Services - 1.19%
Archrock Services LP / Archrock Partners Finance Corp. 6.000%, 02/01/2034(d)	40,000	39,784
Kodiak Gas Services LLC:
5.875%, 04/01/2031(d)	1,165,000	1,168,610
6.750%, 10/01/2035(d)	370,000	379,796
Nabors Industries, Inc.:
8.875%, 08/15/2031(d)	948,000	973,965
7.625%, 11/15/2032(d)	550,000	563,094
TGS ASA 8.500%, 01/15/2030(d)	60,000	63,096
Tidewater, Inc. 9.125%, 07/15/2030(d)	776,000	830,987
Transocean International, Ltd.:
8.250%, 05/15/2029(d)	543,000	560,980
7.500%, 04/15/2031	892,000	901,263
USA Compression Partners LP / USA Compression Finance Corp. 7.125%, 03/15/2029(d)	455,000	466,284
Viridien 10.000%, 10/15/2030(d)	260,000	276,341
		6,224,200
Entertainment - 0.35%
Discovery Global Holdings, Inc. 4.279%, 03/15/2032	1,178,000	1,057,809
Paramount Global 6.875%, 04/30/2036	846,000	793,967
		1,851,776

See Notes to Financial Statements.
62	www.blackstone.com/bxci-closed-end-funds

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 23.29% (continued)
Financial Services - 0.78%
CrossCountry Intermediate HoldCo LLC:
6.500%, 10/01/2030(d)	$170,000	$167,770
6.750%, 12/01/2032(d)	110,000	106,303
Encore Capital Group, Inc.:
6.625%, 04/15/2031(d)	1,866,000	1,888,678
6.625%, 06/01/2032(d)	255,000	255,539
Freedom Mortgage Holdings LLC 7.875%, 04/01/2033(d)	460,000	448,985
Jefferson Capital Holdings LLC 8.250%, 05/15/2030(d)	120,000	126,247
Oxford Finance LLC / Oxford Finance Co.-Issuer II, Inc. 7.750%, 05/15/2031(d)	170,000	168,626
PennyMac Financial Services, Inc. 7.125%, 11/15/2030(d)	430,000	436,042
Rfna LP 7.875%, 02/15/2030(d)	70,000	70,578
TrueNoord Capital DAC 8.750%, 03/01/2030(d)	150,000	155,634
United Wholesale Mortgage LLC 5.500%, 04/15/2029(d)	260,000	241,719
		4,066,121
Food Products - 0.41%
B&G Foods, Inc.:
8.000%, 09/15/2028(d)	1,159,000	1,161,508
11.000%, 06/15/2031(d)	377,000	348,341
Post Holdings, Inc. 4.500%, 09/15/2031(d)	680,000	638,227
		2,148,076
Gas Utilities - 0.36%
AmeriGas Partners LP / AmeriGas Finance Corp.:
9.500%, 06/01/2030(d)	40,000	42,943
6.875%, 06/01/2031(d)	210,000	212,756
Suburban Propane Partners LP/Suburban Energy Finance Corp.:
5.000%, 06/01/2031(d)	661,000	626,939
6.500%, 12/15/2035(d)	298,000	288,163
Superior Plus LP / Superior General Partner, Inc. 4.500%, 03/15/2029(d)	723,000	701,435
		1,872,236
Ground Transportation - 0.22%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.:
8.250%, 01/15/2030(d)	276,000	284,512
8.000%, 02/15/2031(d)	6,000	6,064
8.375%, 06/15/2032(d)	375,000	377,784
RXO, Inc. 6.375%, 05/15/2031(d)	482,000	489,900
		1,158,260
Health Care Providers & Services - 0.80%
Adapthealth LLC:
4.625%, 08/01/2029(d)	1,148,000	1,109,829
5.125%, 03/01/2030(d)	510,000	495,141
AMN Healthcare, Inc. 6.500%, 01/15/2031(d)	40,000	40,267
Centene Corp.:
4.625%, 12/15/2029	866,000	840,528
3.375%, 02/15/2030	350,000	326,390
2.500%, 03/01/2031	110,000	96,151
CHS/Community Health Systems, Inc. 6.125%, 04/01/2030(d)	650,000	584,189
DaVita, Inc. 3.750%, 02/15/2031(d)	100,000	92,701

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	63

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 23.29% (continued)
Health Care Providers & Services - 0.80% (continued)
LifePoint Health, Inc.:
8.375%, 02/15/2032(d)	$80,000	$83,373
7.000%, 05/01/2034(d)	170,000	163,062
Prime Healthcare Services, Inc. 9.375%, 09/01/2029(d)	270,000	282,232
Select Medical Corp. 6.250%, 12/01/2032(d)	70,000	68,047
		4,181,910
Health Care REITs - 0.64%
Diversified Healthcare Trust:
4.750%, 02/15/2028	650,000	638,005
4.375%, 03/01/2031	1,034,000	947,180
MPT Operating Partnership LP / MPT Finance Corp.:
4.625%, 08/01/2029	2,143,000	1,724,197
3.500%, 03/15/2031	40,000	27,535
		3,336,917
Hotel & Resort REITs - 0.00%(e)
RLJ Lodging Trust LP 4.000%, 09/15/2029(d)	25,000	23,827

Hotels, Restaurants & Leisure - 0.78%
1011778 BC ULC / New Red Finance, Inc. 4.380%, 01/15/2028(d)	698,000	690,523
Boyd Gaming Corp. 4.750%, 06/15/2031(d)	10,000	9,661
Churchill Downs, Inc. 4.750%, 01/15/2028(d)	327,000	324,009
Great Canadian Gaming Corp./Raptor LLC 8.750%, 11/15/2029(d)	170,000	170,216
Hilton Domestic Operating Co., Inc.:
5.875%, 04/01/2029(d)	46,000	46,539
3.750%, 05/01/2029(d)	307,000	296,859
3.625%, 02/15/2032(d)	120,000	109,891
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc. 5.000%, 06/01/2029(d)	1,795,000	1,754,270
Six Flags Entertainment Corp.'s Wonderland Co./Millennium Operations LLC 8.625%, 01/15/2032(d)	261,000	268,919
Travel + Leisure Co. 4.625%, 03/01/2030(d)	205,000	198,609
Voyager Parent LLC 9.250%, 07/01/2032(d)	219,000	231,731
		4,101,227
Household Durables - 0.59%
Beazer Homes USA, Inc. 7.500%, 03/15/2031(d)	532,000	530,310
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC:
5.000%, 06/15/2029(d)	100,000	95,305
4.875%, 02/15/2030(d)	190,000	176,980
Century Communities, Inc. 3.880%, 08/15/2029(d)	50,000	47,942
LGI Homes, Inc.:
8.750%, 12/15/2028(d)	130,000	134,419
7.000%, 11/15/2032(d)	830,000	825,899
Mattamy Group Corp. 6.000%, 12/15/2033(d)	240,000	230,657
Risewell Homes, Inc. 8.500%, 11/01/2030(d)	190,000	194,216
Somnigroup International, Inc. 4.000%, 04/15/2029(d)	705,000	680,097
Weekley Homes LLC / Weekley Finance Corp. 6.750%, 01/15/2034(d)	190,000	190,743
		3,106,568

See Notes to Financial Statements.
64	www.blackstone.com/bxci-closed-end-funds

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 23.29% (continued)
Household Products - 0.05%
Central Garden & Pet Co.:
4.120%, 10/15/2030	$50,000	$47,711
4.125%, 04/30/2031(d)	220,000	207,774
		255,485
Independent Power and Renewable Electricity Producers - 0.00%(e)
California Buyer, Ltd. / Atlantica Sustainable Infrastructure PLC 6.375%, 02/15/2032(d)	20,000	20,060

Industrial Conglomerates - 0.29%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
4.380%, 02/01/2029	340,000	290,653
10.000%, 11/15/2029(d)	1,028,000	1,015,115
9.000%, 06/15/2030	249,000	232,399
		1,538,167
Insurance - 0.28%
Acrisure LLC / Acrisure Finance, Inc.:
7.500%, 11/06/2030(d)	445,000	422,361
6.750%, 07/01/2032(d)	40,000	35,988
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer 7.000%, 01/15/2031(d)	470,000	477,884
APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC / APH3 Somerset Inves 7.875%, 11/01/2029(d)	180,000	182,419
Jones Deslauriers Insurance Management, Inc. 8.500%, 03/15/2030(d)	210,000	214,345
Nassau Cos. of New York 7.875%, 07/15/2030(d)	157,000	150,141
		1,483,138
Interactive Media & Services - 0.13%
Cars.com, Inc. 6.375%, 11/01/2028(d)	285,000	282,886
Dotdash Meredith, Inc. 7.625%, 06/15/2032(d)	160,000	151,844
Match Group Holdings II LLC:
4.125%, 08/01/2030(d)	50,000	47,091
6.125%, 09/15/2033(d)	150,000	148,347
Ziff Davis, Inc. 4.625%, 10/15/2030(d)	50,000	47,038
		677,206
IT Services - 0.60%
APLD ComputeCo 3 LLC 7.000%, 06/15/2031(d)	241,000	240,807
APLD ComputeCo LLC 9.250%, 12/15/2030(d)	160,000	172,696
Asurion LLC/ Asurion Co.-Issuer, Inc. 8.000%, 12/31/2032(d)	656,000	661,492
Core Scientific Finance I LLC 7.750%, 05/15/2031(d)	408,000	414,039
SE Cosmos LLC 8.875%, 05/01/2031(d)	80,000	82,312
Stingray Compute LLC 6.000%, 06/15/2031(d)	131,000	131,422
Twilio, Inc. 3.625%, 03/15/2029	1,181,000	1,139,576
Unisys Corp. 10.625%, 01/15/2031(d)	310,000	292,040
		3,134,384
Life Sciences Tools & Services - 0.04%
Charles River Laboratories International, Inc.:
4.250%, 05/01/2028(d)	10,000	9,818
3.750%, 03/15/2029(d)	180,000	172,916
		182,734

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	65

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 23.29% (continued)
Machinery - 0.23%
Esab Corp. 6.250%, 04/15/2029(d)	$140,000	$142,222
JB Poindexter & Co., Inc. 8.750%, 12/15/2031(d)	190,000	195,581
Park-Ohio Industries, Inc. 8.500%, 08/01/2030(d)	420,000	438,543
Wabash National Corp. 4.500%, 10/15/2028(d)	486,000	452,067
		1,228,413
Marine Transportation - 0.20%
Danaos Corp. 6.875%, 10/15/2032(d)	599,000	619,382
Dcli Bidco LLC 7.750%, 11/15/2029(d)	160,000	165,579
Stena International SA:
7.250%, 01/15/2031(d)	200,000	204,657
7.625%, 02/15/2031(d)	50,000	51,722
		1,041,340
Media - 1.21%
Advantage Sales & Marketing, Inc. 9.000%, 11/15/2030(d)	402,727	359,434
AMC Global Media, Inc. 10.500%, 07/15/2032(d)	1,306,000	1,343,315
Directv Financing LLC / Directv Financing Co.-Obligor, Inc.:
10.000%, 02/15/2031(d)	625,000	648,972
9.250%, 06/01/2032(d)	10,000	10,168
Gray Media, Inc.:
4.750%, 10/15/2030(d)	279,000	200,659
5.375%, 11/15/2031(d)	531,000	356,673
iHeartCommunications, Inc. 10.875%, 05/01/2030(d)	117,810	102,436
Lamar Media Corp. 3.750%, 02/15/2028	800,000	785,514
Sirius XM Radio LLC:
4.125%, 07/01/2030(d)	585,000	550,994
5.875%, 04/15/2032(d)	100,000	98,890
Stagwell Global LLC 5.625%, 08/15/2029(d)	1,307,000	1,261,569
Univision Communications, Inc.:
8.500%, 07/31/2031(d)	20,000	20,102
9.375%, 08/01/2032(d)	600,000	610,112
8.875%, 04/15/2033(d)	10,000	9,851
		6,358,689
Metals & Mining - 1.17%
Cleveland-Cliffs, Inc. 6.750%, 04/15/2030(d)	668,000	669,072
Compass Minerals International, Inc. 8.000%, 07/01/2030(d)	526,000	555,069
Genesis Energy LP / Genesis Energy Finance Corp. 6.750%, 03/15/2034	566,000	561,962
Mineral Resources, Ltd. 7.000%, 04/01/2031(d)	2,811,000	2,911,720
PLS Group, Ltd. 6.875%, 05/01/2031(d)	716,000	733,625
SunCoke Energy, Inc. 4.880%, 06/30/2029(d)	592,000	560,597
WS Escrow LLC 7.750%, 06/01/2033(d)	162,000	166,469
		6,158,514
Mortgage Real Estate Investment Trusts (REITs) - 0.52%
Rithm Capital Corp.:
8.000%, 04/01/2029(d)	886,000	890,275
8.000%, 07/15/2030(d)	279,000	278,504

See Notes to Financial Statements.
66	www.blackstone.com/bxci-closed-end-funds

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 23.29% (continued)
Mortgage Real Estate Investment Trusts (REITs) - 0.52% (continued)
Starwood Property Trust, Inc.:
5.250%, 10/15/2028(d)	$960,000	$956,183
7.250%, 04/01/2029(d)	241,000	249,127
6.500%, 10/15/2030(d)	40,000	40,948
UWM Holdings LLC:
6.625%, 02/01/2030(d)	60,000	55,957
6.250%, 03/15/2031(d)	270,000	240,841
		2,711,835
Office REITs - 0.10%
Hudson Pacific Properties LP:
4.650%, 04/01/2029	229,000	217,441
3.250%, 01/15/2030	330,000	288,934
		506,375
Oil, Gas & Consumable Fuels - 3.04%
Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.750%, 10/15/2033(d)	482,000	477,625
Buckeye Partners LP 4.500%, 03/01/2028(d)	350,000	346,667
California Resources Corp. 7.000%, 01/15/2034(d)	1,121,000	1,109,271
Calumet Specialty Products Partners LP / Calumet Finance Corp. 9.750%, 02/15/2031(d)	90,000	95,219
CNX Resources Corp. 7.250%, 03/01/2032(d)	40,000	41,232
Crescent Energy Finance LLC:
7.625%, 04/01/2032(d)	50,000	50,434
8.375%, 01/15/2034(d)	854,000	880,145
CVR Energy, Inc.:
7.500%, 02/15/2031(d)	240,000	239,032
7.875%, 02/15/2034(d)	605,000	598,948
Delek Logistics Partners LP / Delek Logistics Finance Corp. 7.375%, 06/30/2033(d)	1,400,000	1,427,195
EnQuest PLC 9.875%, 04/30/2031(d)	659,000	674,595
Excelerate Energy LP 8.000%, 05/15/2030(d)	180,000	189,927
Gulfport Energy Operating Corp. 6.750%, 09/01/2029(d)	777,000	793,443
Hess Midstream Operations LP:
5.875%, 03/01/2028(d)	1,024,000	1,031,788
5.130%, 06/15/2028	16,000	15,976
6.500%, 06/01/2029(d)	8,000	8,168
Hilcorp Energy I LP / Hilcorp Finance Co.:
6.000%, 02/01/2031(d)	40,000	38,768
6.250%, 04/15/2032(d)	340,000	329,323
6.875%, 05/15/2034(d)	120,000	116,838
7.250%, 02/15/2035(d)	50,000	49,261
Kraken Oil & Gas Partners LLC:
7.625%, 08/15/2029(d)	40,000	40,421
7.125%, 05/15/2031(d)	209,000	204,493
Murphy Oil Corp. 6.500%, 02/15/2034	135,000	133,817
NGL Energy Operating LLC / NGL Energy Finance Corp. 8.380%, 02/15/2032(d)	1,497,000	1,559,115
Par Petroleum LLC 7.375%, 06/01/2034(d)	446,000	451,592
PBF Holding Co. LLC / PBF Finance Corp.:
9.875%, 03/15/2030(d)	386,000	412,957
7.875%, 09/15/2030(d)	663,000	676,001
7.250%, 06/01/2034(d)	416,000	412,106
Saturn Oil & Gas, Inc. 9.625%, 06/15/2029(d)	670,000	698,949
Stonepeak Motion Holdco, Ltd. / Stonepeak Motion Finco LLC 6.125%, 07/15/2033(d)	248,000	248,461

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	67

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 23.29% (continued)
Oil, Gas & Consumable Fuels - 3.04% (continued)
Sunoco LP:
4.500%, 10/01/2029(d)	$29,000	$28,181
4.625%, 05/01/2030(d)	670,000	647,559
Sunoco LP / Sunoco Finance Corp. 4.500%, 05/15/2029	908,000	888,303
Talos Production, Inc. 9.375%, 02/01/2031(d)	984,000	1,034,081
Venture Global LNG, Inc. 7.000%, 01/15/2030(d)	10,000	10,204
		15,960,095
Passenger Airlines - 0.05%
Alaska Airlines, Inc. 6.500%, 06/01/2031(d)	108,000	108,702
WestJet Airlines, Ltd. 8.000%, 02/14/2031(d)	133,000	133,616
		242,318
Personal Care Products - 0.13%
Edgewell Personal Care Co. 4.125%, 04/01/2029(d)	55,000	53,204
HLF Financing Sarl LLC / Herbalife International, Inc. 4.875%, 06/01/2029(d)	698,000	653,992
		707,196
Professional Services - 0.04%
Everforth, Inc. 4.625%, 05/15/2028(d)	187,000	173,286
Korn Ferry 4.625%, 12/15/2027(d)	10,000	9,955
		183,241
Real Estate Management & Development - 0.31%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, 08/01/2033(d)	255,000	253,063
Five Point Operating Co. LP 8.000%, 10/01/2030(d)	160,000	163,911
Howard Hughes Corp.:
4.125%, 02/01/2029(d)	670,000	647,781
5.875%, 03/01/2032(d)	96,000	95,246
Meridian Arc Holdco LLC 6.250%, 04/30/2031(d)	443,000	444,282
		1,604,283
Software - 0.88%
Cloud Software Group, Inc.:
6.500%, 03/31/2029(d)	280,000	271,886
8.250%, 06/30/2032(d)	350,000	328,288
6.625%, 08/15/2033(d)	441,000	382,694
Elastic NV 4.125%, 07/15/2029(d)	200,000	190,954
Fair Isaac Corp.:
4.000%, 06/15/2028(d)	965,000	944,632
6.250%, 09/15/2034(d)	100,000	98,559
Gen Digital, Inc. 7.125%, 09/30/2030(d)	440,000	448,126
ION Platform Finance US, Inc. 7.875%, 09/30/2032(d)	291,000	211,206
ION Platform Finance US, Inc. / ION Platform Finance SARL 8.750%, 05/01/2029(d)	140,000	125,056
Open Text Corp. 3.880%, 12/01/2029(d)	320,000	294,473
Open Text Holdings, Inc. 4.125%, 02/15/2030(d)	885,000	811,370
UKG, Inc. 6.875%, 02/01/2031(d)	510,000	495,786
		4,603,030
Specialized REITs - 0.36%
APLD ComputeCo 2 LLC 6.750%, 03/15/2031(d)	341,000	342,467
PR RNO Property Owner 1 LLC 6.500%, 05/01/2031(d)	527,000	526,603

See Notes to Financial Statements.
68	www.blackstone.com/bxci-closed-end-funds

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 23.29% (continued)
Specialized REITs - 0.36% (continued)
SV RNO Property Owner 1 LLC 5.875%, 03/01/2031(d)	$443,000	$436,895
Uniti Group LP / Uniti Group Finance 2019, Inc. / CSL Capital LLC 6.500%, 02/15/2029(d)	581,000	576,879
		1,882,844
Specialty Retail - 0.16%
Academy, Ltd. 5.875%, 05/15/2031(d)	165,000	165,107
Arko Corp. 5.125%, 11/15/2029(d)	31,000	28,698
Men's Wearhouse LLC 9.000%, 02/01/2031(d)	149,000	158,416
PetSmart LLC / PetSmart Finance Corp. 7.500%, 09/15/2032(d)	348,000	348,326
Victra Holdings LLC / Victra Finance Corp. 8.750%, 09/15/2029(d)	150,000	154,823
		855,370
Technology Hardware, Storage & Peripherals - 0.25%
CoreWeave, Inc. 9.000%, 02/01/2031(d)	700,000	692,625
Seagate Data Storage Technology Pte, Ltd. 5.750%, 12/01/2034(d)	614,000	624,430
		1,317,055
Trading Companies & Distributors - 0.24%
Alta Equipment Group, Inc. 9.000%, 06/01/2029(d)	468,000	451,343
Core & Main LP 6.000%, 07/01/2034(d)	175,000	176,003
QXO Building Products, Inc. 6.500%, 07/15/2031(d)	238,000	242,695
Star Leasing Co. LLC 7.625%, 02/15/2030(d)	178,000	176,035
Veritiv Operating Co. 10.500%, 11/30/2030(d)	230,000	235,516
		1,281,592
TOTAL CORPORATE BONDS
(Cost $122,111,582)		122,135,387
	Shares
COMMON STOCK - 0.55%
Diversified Consumer Services - 0.03%
Loyalty Ventures Inc(b)(f)	1,353,511	148,886

Energy Equipment & Services - 0.23%
Brock Holdings III Inc.(b)(f)	164,832	–
Total Safety Holdings, LLC(b)(f)	2,951	1,106,625
Utex Industries Holdings, LLC(f)	3,182	95,460
		1,202,085
Health Care Providers & Services - 0.29%
Envision Healthcare Corp. Equity(f)	79,338	1,514,860

TOTAL COMMON STOCK
(Cost $9,129,123)		2,865,831

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	69

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
June 30, 2026 (Unaudited)

SHORT-TERM INVESTMENTS - 2.52%	Shares	Value
Open-end Investment Companies - 2.52%
Fidelity Investments Money Market Treasury Portfolio - Class I
(3.55% 7-Day Yield)	$13,221,586	$13,221,586

TOTAL SHORT-TERM INVESTMENTS
(Cost $13,221,586)		13,221,586

Total Investments- 163.91%
(Cost $907,054,482)		859,740,518

Liabilities in Excess of Other Assets - (2.48)%		(13,028,721)

Mandatory Redeemable Preferred Shares - (8.58)%
(liquidation preference plus distributions payable on term preferred shares)		$(45,000,000)

Leverage Facility - (52.85)%		(277,200,000)

Net Assets - 100.00%		$524,511,797

Amounts above are shown as a percentage of net assets as of June 30, 2026.

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US SOFR - 1 Month US SOFR as of June 30, 2026 was 3.63%

3M US SOFR - 3 Month US SOFR as of June 30, 2026 was 3.64%

3M CME TERM SOFR - 3 Month CME TERM SOFR as of June 30, 2026 was 3.73%

6M US SOFR - 6 Month US SOFR as of June 30, 2026 was 3.67%

6M CME TERM SOFR - 6 Month CME TERM SOFR as of June 30, 2026 was 3.85%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2026, is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of June 30, 2026. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2026, the Fund has unfunded delayed draw loans in the amount of $2,325,512. Fair value of these unfunded delayed draws was $2,317,919. Additional information is provided in Note 8 General Commitments and Contingencies.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $101,784,742, which represented approximately 19.41% of net assets as of June 30, 2026. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(e)	Amount represents less than 0.005% of net assets.
(f)	Non-income producing security.

See Notes to Financial Statements.
70	www.blackstone.com/bxci-closed-end-funds

Blackstone Credit & Insurance Funds	Statement of Assets and Liabilities

June 30, 2026 (Unaudited)

	Senior Floating Rate 2027 Term Fund	Long-Short Credit Income Fund	Strategic Credit 2027 Term Fund
ASSETS:
Investments, at fair value (Cost $277,295,642, $244,383,983 and $907,054,482, respectively)	$263,005,698	$232,916,533	$859,740,518
Cash	–	604,990	1,156,444
Receivable for investment securities sold	8,932,091	9,821,667	38,015,522
Interest receivable	1,465,867	1,572,266	5,718,994
Net unrealized appreciation on unfunded loan commitments	1,154	500	2,893
Prepaid offering costs	37,514	39,780	139,230
Prepaid legal other	8,406	9,006	9,649
Prepaid expenses and other assets	24,125	23,750	43,556
Total Assets	273,474,855	244,988,492	904,826,806

LIABILITIES:
Payable for investment securities purchased	13,804,938	13,883,769	54,659,335
Leverage facility	84,200,000	74,700,000	277,200,000
Interest due on leverage facility	398,419	384,755	1,303,809
Accrued investment advisory fee payable	191,331	153,192	699,497
Accrued administration fees payable	97,264	85,533	177,751
Accrued trustees' fees payable	36,205	33,543	108,400
Other payables and accrued expenses	564,390	433,327	803,685
Mandatory redeemable preferred shares (net of deferred financing costs of: –, – and $181,968, respectively)(a)	–	–	44,818,032
Distributions payable on mandatory redeemable preferred shares	–	–	544,500
Total Liabilities	99,292,547	89,674,119	380,315,009
Commitments and contingent liabilities (Note 8)
Net Assets Attributable to Common Shareholders	$174,182,308	$155,314,373	$524,511,797

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Par value ($0.001 per share, applicable to 13,019,938, 12,708,275 and 44,678,740 shares issued and outstanding)	$13,020	$12,708	$44,679
Paid-in capital in excess of par value	257,559,244	236,975,745	840,126,508
Total distributable earnings	(83,389,956)	(81,674,080)	(315,659,390)
Net Assets Attributable to Common Shareholders	$174,182,308	$155,314,373	$524,511,797

Net Asset Value per Common Share	$13.38	$12.22	$11.74

(a)	$1,000 liquidation value per share. 45,000 shares issued and outstanding for BGB.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2026	71

Blackstone Credit & Insurance Funds	Statement of Operations

For the Six Months Ended June 30, 2026 (Unaudited)

	Senior Floating Rate 2027 Term Fund	Long-Short Credit Income Fund	Strategic Credit 2027 Term Fund
INVESTMENT INCOME:
Interest	$10,354,981	$9,378,448	$33,464,269
Dividends	38,949	35,408	1,499
Total Investment Income	10,393,930	9,413,856	33,465,768

EXPENSES:
Investment advisory fee	1,168,977	938,033	4,270,525
Fund accounting and administration fees	133,315	144,460	452,744
Insurance expense	46,703	40,995	139,615
Legal and audit fees	305,938	352,397	565,988
Custodian fees	99,673	14,055	56,114
Amortization of deferred financing costs	–	–	84,669
Trustees' fees and expenses	53,559	46,437	162,007
Printing expense	16,164	19,227	24,567
Transfer agent fees	13,023	15,134	21,378
Interest on leverage facility	2,053,686	1,825,681	6,613,471
Other expenses	5,381	1,935	28,275
Distributions to mandatory redeemable preferred shares	–	–	1,485,000
Total Expenses	3,896,419	3,398,354	13,904,353
Net Investment Income	6,497,511	6,015,502	19,561,415

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities and unfunded loan commitments	(2,373,401)	(1,595,732)	(3,655,404)
Net realized loss:	(2,373,401)	(1,595,732)	(3,655,404)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(8,271,034)	(7,692,569)	(29,752,859)
Net change in unrealized appreciation/(depreciation) on investments	(8,271,034)	(7,692,569)	(29,752,859)
Net Realized and Unrealized Loss on Investments	(10,644,435)	(9,288,301)	(33,408,263)
Net Decrease in Net Assets Attributable to Common Shares from Operations	$(4,146,924)	$(3,272,799)	$(13,846,848)

See Notes to Financial Statements.

72	www.blackstone.com/bxci-closed-end-funds

Blackstone Credit & Insurance Funds	Statements of Changes in Net Assets

	Senior Floating Rate 2027 Term Fund		Long-Short Credit Income Fund		Strategic Credit 2027 Term Fund
	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025
FROM OPERATIONS:
Net investment income(a)	$6,497,511	$14,559,364	$6,015,502	$13,310,466	$19,561,415	$43,634,333
Net realized loss	(2,373,401)	(3,562,035)	(1,595,732)	(2,646,760)	(3,655,404)	(8,326,162)
Net change in unrealized appreciation/(depreciation) on Investment securities	(8,271,034)	(3,557,396)	(7,692,569)	(1,654,798)	(29,752,859)	(5,233,113)
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	(4,146,924)	7,439,933	(3,272,799)	9,008,908	(13,846,848)	(30,075,058)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(5,663,673)	(14,851,784)	(4,879,977)	(13,140,355)	(17,424,708)	(45,161,260)
Net Decrease in Net Assets from Distributions to Common Shareholders	(5,663,673)	(14,851,784)	(4,879,977)	(13,140,355)	(17,424,708)	(45,161,260)

Net asset value of common shares issued to shareholders from reinvestment of dividends	–	161,640	–	–	–	178,326
Net Increase from Capital Share Transactions	–	161,640	–	–	–	178,326
Net Decrease in Net Assets Attributable to Common Shares	(9,810,597)	(7,250,211)	(8,152,776)	(4,131,447)	(31,271,556)	(14,907,876)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	183,992,905	191,243,116	163,467,149	167,598,596	555,783,353	570,691,229
End of period	$174,182,308	$183,992,905	$155,314,373	$163,467,149	$524,511,797	$555,783,353

(a)	Includes impact of distributions to preferred shareholders from net investment income. Distributions on the Fund’s mandatory redeemable preferred shares (“MRPS” or “Mandatory Redeemable Preferred Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 10 - Leverage. BGB recorded distributions of $1,485,000, to holders of Series B MRPS for the six months ended June 30, 2026. For the fiscal year ended December 31, 2025, BGB recorded distributions of $2,970,000, to holders of Series A MRPS. See Note 11 for details on tax characterization of distributions.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2026	73

Blackstone Credit & Insurance Funds	Statement of Cash Flows

For the Six Months Ended June 30, 2026 (Unaudited)

	Senior Floating Rate 2027 Term Fund	Long-Short Credit Income Fund	Strategic Credit 2027 Term Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(4,146,924)	$(3,272,799)	$(13,846,848)
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Purchases of investment securities	(124,139,417)	(150,150,343)	(649,913,797)
Payment-in-kind interest	(69,442)	(68,485)	(231,265)
Proceeds from disposition of investment securities	130,596,106	155,167,718	677,386,086
Net Proceeds from Short Term Investment	(119,568)	1,430,879	(9,511,772)
Net discounts (accreted)/premiums amortized	(382,478)	(423,501)	(1,562,916)
Net realized (gains)/losses on:
Investment securities and unfunded loan commitments	2,373,401	1,595,732	3,655,404
Net change in unrealized depreciation on:
Investment securities	8,271,034	7,692,569	29,752,859
Amortization of deferred financing costs	–	–	84,669
(Increase)/Decrease in assets:
Interest receivable	86,027	130,470	1,784,531
Prepaid legal other	36,119	32,047	90,929
Receivable for Investment securities sold	(7,375,021)	(7,734,255)	(30,179,778)
Prepaid offering costs	20,269	16,290	57,015
Net unrealized appreciation on unfunded loan commitments	6,231	4,555	14,662
Prepaid expenses and other assets	21,630	16,411	93,222
Increase/(Decrease) in liabilities:
Distributions payable on mandatory redeemable preferred shares	–	–	(8,250)
Interest due on leverage facility	311,053	301,409	983,397
Accrued investment advisory fees payable	(214,491)	(172,372)	(783,827)
Payable for investment securities purchased	5,583,661	6,565,823	29,130,574
Accrued administration fees payable	(46,173)	(26,493)	(112,108)
Accrued trustees' fees payable	(8,744)	(8,770)	(25,921)
Other payables and accrued expenses	97,294	(210,027)	(44,484)
Net Cash Provided by Operating Activities	10,900,567	10,886,858	36,812,382

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	1,000,000	1,000,000	5,000,000
Payments on leverage facility	(5,000,000)	(6,000,000)	(20,000,000)
Payment of deferred financing costs	–	–	(84,669)
Distributions paid - common shareholders - net of distributions reinvested	(6,900,567)	(6,049,138)	(20,864,970)
Net Cash Used in Financing Activities	(10,900,567)	(11,049,138)	(35,949,639)

Net Increase/(Decrease) in Cash	–	(162,280)	862,743
Cash, beginning balance	$–	$767,270	$293,701
Cash, ending balance	$–	$604,990	$1,156,444

Supplemental disclosure of cash flow information:
Interest paid on leverage facility during the year	$1,742,633	$1,524,272	$5,630,074
Distributions paid to mandatory redeemable preferred shares	–	–	$1,485,000

See Notes to Financial Statements.

74	www.blackstone.com/bxci-closed-end-funds

Blackstone Senior Floating Rate 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2026 (Unaudited)		For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.13		$14.70	$14.63	$14.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.50		1.12	1.35	1.37
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(0.81)		(0.55)	0.08	0.70
Total Income/(Loss) from Investment Operations	(0.31)		0.57	1.43	2.07

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.44)		(1.14)	(1.36)	(1.44)
Total Distributions to Common Shareholders	(0.44)		(1.14)	(1.36)	(1.44)

Net asset value per common share - end of period	$13.38		$14.13	$14.70	$14.63
Market price per common share - end of period	$12.95		$13.50	$14.34	$13.35

Total Investment Return - Net Asset Value(b)	(2.11%)		4.27%	10.42%	16.64%
Total Investment Return - Market Price(b)	(0.83%)		2.13%	18.05%	19.88%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$174,182		$183,993	$191,243	$190,325
Ratio of expenses to average net assets attributable to common shares	4.42	%(c)	4.68%	5.08%	4.69%
Ratio of expenses to average managed assets(d)	2.99	%(c)	3.19%	3.46%	3.28%
Ratio of net investment income to average net assets attributable to common shares	7.37	%(c)	7.74%	9.11%	9.50%
Portfolio turnover rate	45	%(e)	89%	112%	60%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$84,200		$88,200	$90,600	$89,600
Average borrowings outstanding during the period (000s)	$84,962		$87,601	$90,589	$80,626
Asset coverage, end of period per $1,000(f)	$3,069		$3,086	$3,111	$3,124

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2026	75

Blackstone Senior Floating Rate 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2022	December 31, 2021	December 31, 2020 (g)	December 31, 2019
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.21	$15.88	$16.41	$16.48
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.04	1.02	1.08	1.31
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(2.39)	0.30	(0.72)	(0.06)
Total Income/(Loss) from Investment Operations	(1.35)	1.32	0.36	1.25

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.86)	(0.99)	(1.09)	(1.32)
Total Distributions to Common Shareholders	(0.86)	(0.99)	(1.09)	(1.32)

CAPITAL SHARE TRANSACTIONS:
Accretion to net asset value resulting from share repurchases	–	–	0.20	–
Total Capital Share Transactions	–	–	0.20	–
Net asset value per common share - end of period	$14.00	$16.21	$15.88	$16.41
Market price per common share - end of period	$12.43	$17.17	$14.22	$16.15

Total Investment Return - Net Asset Value(b)	(8.01%)	8.57%	4.98%	7.92%
Total Investment Return - Market Price(b)	(22.89%)	28.43%	(4.48%)	14.17%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$182,140	$219,387	$215,253	$250,848
Ratio of expenses to average net assets attributable to common shares	3.18%	2.36%	2.75%	3.54%
Ratio of expenses to average managed assets(d)	2.16%	1.60%	1.87%	2.37%
Ratio of net investment income to average net assets attributable to common shares	6.95%	6.23%	7.19%	7.82%
Portfolio turnover rate	75%	97%	76%	40%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$85,000	$105,500	$100,000	$123,500
Average borrowings outstanding during the period (000s)	$94,819	$105,974	$104,521	$125,408
Asset coverage, end of period per $1,000(f)	$3,143	$3,079	$3,153	$3,031

See Notes to Financial Statements.

76	www.blackstone.com/bxci-closed-end-funds

Blackstone Senior Floating Rate 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$17.57	$17.61	$15.96
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.32	1.26	1.24
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(1.00)	(0.14)	1.57
Total Income from Investment Operations	0.32	1.12	2.81

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.41)	(1.16)	(1.16)
Total Distributions to Common Shareholders	(1.41)	(1.16)	(1.16)

Net asset value per common share - end of period	$16.48	$17.57	$17.61
Market price per common share - end of period	$15.33	$18.00	$18.08

Total Investment Return - Net Asset Value(b)	1.88%	6.67%	18.44%
Total Investment Return - Market Price(b)	(7.49%)	6.44%	30.70%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$251,645	$267,903	$268,153
Ratio of expenses to average net assets attributable to common shares	3.35%	3.01%	2.59%
Ratio of expenses to average managed assets(d)	2.25%	2.02%	1.74%
Ratio of net investment income to average net assets attributable to common shares	7.49%	7.11%	7.48%
Portfolio turnover rate	88%	135%	99%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$124,000	$132,000	$131,000
Average borrowings outstanding during the period (000s)	$132,067	$132,323	$122,782
Asset coverage, end of period per $1,000(f)	$3,029	$3,030	$3,047

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and are not annualized.
(c)	Annualized.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(e)	Percentage represents the results for the period and is not annualized.
(f)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.
(g)	Prior to December 10, 2020 the Blackstone Senior Floating Rate 2027 Term Fund was known as the Blackstone / GSO Senior Floating Rate Term Fund.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2026	77

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2026 (Unaudited)		For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.86		$13.19	$13.13	$12.55
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	0.47		1.05	1.18	1.26
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(0.73)		(0.35)	0.11	0.66
Total Income/(Loss) from Investment Operations	(0.26)		0.70	1.29	1.92

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.38)		(1.03)	(1.23)	(1.34)
Total Distributions to Common Shareholders	(0.38)		(1.03)	(1.23)	(1.34)

Net asset value per common share - end of period	$12.22		$12.86	$13.19	$13.13
Market price per common share - end of period	$10.88		$11.66	$12.44	$11.45

Total Investment Return - Net Asset Value(c)	(1.59%)		6.12%	10.66%	17.64%
Total Investment Return - Market Price(c)	(3.36%)		2.03%	19.69%	18.77%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$155,314		$163,467	$167,599	$166,921
Ratio of expenses to average net assets attributable to common shares	4.33	%(d)	4.65%	5.20%	5.24%
Ratio of expenses to average managed assets(e)	2.93	%(d)	3.17%	3.54%	3.39%
Ratio of net investment income to average net assets attributable to common shares	7.66	%(d)	8.02%	8.86%	9.77%
Portfolio turnover rate	61	%(f)	105%	129%	88%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$74,700		$79,700	$80,500	$77,200
Average borrowings outstanding during the period (000s)	$75,540		$77,443	$79,580	$78,190
Asset coverage, end of period per $1,000(h)	$3,079		$3,051	$3,082	$3,162

See Notes to Financial Statements.

78	www.blackstone.com/bxci-closed-end-funds

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020 (i)	For the Year Ended December 31, 2019
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.22	$14.94	$15.74	$15.62
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	1.06	1.06	1.18	1.46
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(2.85)	0.25	(0.79)	0.12
Total Income/(Loss) from Investment Operations	(1.79)	1.31	0.39	1.58

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.88)	(1.03)	(1.19)	(1.46)
Total Distributions to Common Shareholders	(0.88)	(1.03)	(1.19)	(1.46)

Net asset value per common share - end of period	$12.55	$15.22	$14.94	$15.74
Market price per common share - end of period	$10.84	$14.70	$13.42	$15.64

Total Investment Return - Net Asset Value(c)	(11.19%)	9.26%	4.41%	10.73%
Total Investment Return - Market Price(c)	(20.58%)	17.48%	(5.62%)	25.08%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$159,531	$193,368	$189,901	$199,982
Ratio of expenses to average net assets attributable to common shares	3.67%	2.69%	3.08%	3.85%
Ratio of expenses to average managed assets(e)	2.24%	1.67%	1.89%	2.36%
Ratio of net investment income to average net assets attributable to common shares	7.68%	6.89%	8.28%	9.15%
Portfolio turnover rate	94%	90%	77%	40%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$20,125	$20,128	$20,128	$20,128
Total shares outstanding (000s)	20	20	20	20
Asset coverage, end of period per $1,000(g)	$2,550	$2,626	$2,638	$2,562
Liquidation preference per share	$1,000	$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$82,800	$98,900	$95,900	$108,000
Average borrowings outstanding during the period (000s)	$92,127	$100,347	$93,946	$109,385
Asset coverage, end of period per $1,000(h)	$3,170	$3,157	$3,189	$3,037

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2026	79

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$17.09	$16.94	$15.37
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	1.46	1.34	1.40
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(1.32)	0.05	1.60
Total Income from Investment Operations	0.14	1.39	3.00

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.61)	(1.24)	(1.43)
Total Distributions to Common Shareholders	(1.61)	(1.24)	(1.43)

Net asset value per common share - end of period	$15.62	$17.09	$16.94
Market price per common share - end of period	$13.74	$15.92	$15.92

Total Investment Return - Net Asset Value(c)	1.25%	8.85%	21.21%
Total Investment Return - Market Price(c)	(4.40%)	7.90%	29.89%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$198,399	$217,067	$215,236
Ratio of expenses to average net assets attributable to common shares	3.73%	3.03%	2.58%
Ratio of expenses to average managed assets(e)	2.31%	1.93%	1.73%
Ratio of net investment income to average net assets attributable to common shares	8.52%	7.82%	8.67%
Portfolio turnover rate	75%	126%	103%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$20,122	$20,121	$20,125
Total shares outstanding (000s)	20	20	20
Asset coverage, end of period per $1,000(g)	$2,556	$2,644	$2,905
Liquidation preference per share	$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$107,500	$112,000	$93,000
Average borrowings outstanding during the period (000s)	$115,392	$105,633	$93,684
Asset coverage, end of period per $1,000(h)	$3,032	$3,117	$3,314

(a)	Calculated using average common shares outstanding.
(b)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 10 - Leverage.
(c)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and are not annualized.
(d)	Annualized.
(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(f)	Percentage represents the results for the period and is not annualized.
(g)	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares, including dividends payable on Mandatory Redeemable Preferred Shares, and the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000. On July 27, 2023, BGX redeemed all of its outstanding Series A Mandatory Redeemable Preferred Shares at liquidation value in the amount of $20,000,000.

See Notes to Financial Statements.

80	www.blackstone.com/bxci-closed-end-funds

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(h)	Calculated by subtracting the Fund’s total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on Mandatory Redeemable Preferred Shares, and the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000. On July 27, 2023, BGX redeemed all of its outstanding Series A Mandatory Redeemable Preferred Shares at liquidation value in the amount of $20,000,000.
(i)	Prior to December 10, 2020 the Blackstone Long-Short Credit Income Fund was known as the Blackstone / GSO Long-Short Credit Income Fund.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2026	81

Blackstone Strategic Credit 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2026 (Unaudited)		For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.44		$12.78	$12.66	$12.06
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	0.44		0.98	1.15	1.14
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(0.75)		(0.31)	0.10	0.67
Total Income/(Loss) from Investment Operations	(0.31)		0.67	1.25	1.81

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.39)		(1.01)	(1.13)	(1.21)
Total Distributions to Common Shareholders	(0.39)		(1.01)	(1.13)	(1.21)

Net asset value per common share - end of period	$11.74		$12.44	$12.78	$12.66
Market price per common share - end of period	$11.30		$11.78	$12.23	$11.32

Total Investment Return - Net Asset Value(c)	(2.33%)		5.80%	10.77%	17.10%
Total Investment Return - Market Price(c)	(0.72%)		4.69%	18.55%	19.36%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$524,512		$555,783	$570,691	$565,465
Ratio of expenses to average net assets attributable to common shares	5.23	%(d)	5.40%	6.22%	5.70%
Ratio of expenses to average managed assets(e)	3.26	%(d)	3.41%	3.92%	3.65%
Ratio of net investment income to average net assets attributable to common shares	7.35	%(d)	7.73%	8.98%	9.22%
Portfolio turnover rate	73	%(f)	126%	144%	81%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$44,818		$45,553	$45,115	$44,891
Total shares outstanding (000s)	45		45	45	45
Asset coverage, end of period per $1,000(g)	$2,628		$2,647	$2,683	$2,726
Liquidation preference per share	$1,000		$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$277,200		$292,200	$294,000	$282,600
Average borrowings outstanding during the period (000s)	$279,427		$284,905	$292,352	$266,066
Asset coverage, end of period per $1,000(h)	$3,055		$3,055	$3,093	$3,160

See Notes to Financial Statements.

82	www.blackstone.com/bxci-closed-end-funds

Blackstone Strategic Credit 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	December 31, 2022	December 31, 2021	December 31, 2020 (i)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.44	$14.19	$15.25
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	0.93	0.93	1.08
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(2.53)	0.21	(1.04)
Total Income/(Loss) from Investment Operations	(1.60)	1.14	0.04

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.78)	(0.89)	(1.10)
Total Distributions to Common Shareholders	(0.78)	(0.89)	(1.10)

Net asset value per common share - end of period	$12.06	$14.44	$14.19
Market price per common share - end of period	$10.58	$13.49	$12.48

Total Investment Return - Net Asset Value(c)	(10.68%)	8.60%	2.03%
Total Investment Return - Market Price(c)	(16.13%)	15.36%	(4.83%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$538,860	$645,050	$633,741
Ratio of expenses to average net assets attributable to common shares	3.67%	2.78%	3.15%
Ratio of expenses to average managed assets(e)	2.32%	1.77%	2.00%
Ratio of net investment income to average net assets attributable to common shares	7.08%	6.36%	7.90%
Portfolio turnover rate	81%	101%	77%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$45,281	$45,287	$45,287
Total shares outstanding (000s)	45	45	45
Asset coverage, end of period per $1,000(g)	$2,715	$2,749	$2,790
Liquidation preference per share	$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$268,900	$323,800	$309,100
Average borrowings outstanding during the period (000s)	$300,105	$325,709	$306,661
Asset coverage, end of period per $1,000(h)	$3,172	$3,131	$3,196

(a)	Calculated using average common shares outstanding.
(b)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 10 - Leverage.
(c)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and are not annualized.
(d)	Annualized.
(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(f)	Percentage represents the results for the period and is not annualized.
(g)	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares, including dividends payable on Mandatory Redeemable Preferred Shares, and the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000. On July 25, 2023, BGB issued 45,000 4-year Series B Mandatory Redeemable Preferred Shares with a liquidation value of $45,000,000. On July 27, 2023, BGB redeemed all of its outstanding Series A Mandatory Redeemable Preferred Shares at liquidation value in the amount of $45,000,000.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2026	83

Blackstone Strategic Credit 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(h)	Calculated by subtracting the Fund’s total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on Mandatory Redeemable Preferred Shares, and the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000. On July 25, 2023, BGB issued 45,000 4-year Series B Mandatory Redeemable Preferred Shares with a liquidation value of $45,000,000. On July 27, 2023, BGB redeemed all of its outstanding Series A Mandatory Redeemable Preferred Shares at liquidation value in the amount of $45,000,000.
(i)	Prior to December 10, 2020 the Blackstone Strategic Credit 2027 Term Fund was known as the Blackstone / GSO Strategic Credit Fund.

See Notes to Financial Statements.

84	www.blackstone.com/bxci-closed-end-funds

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2026 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone Long-Short Credit Income Fund (“BGX”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that date, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to Blackstone Liquid Credit Strategies LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGX.”

Blackstone Senior Floating Rate 2027 Term Fund (“BSL”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the 1940 Act, on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to the Adviser at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the Exchange and trade under the ticker symbol “BSL.”

On May 29, 2026, BSL announced an extension of BSL's reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments, consistent with BSL's investment objective, until the effective date of any plan of liquidation the BSL Board of Trustees adopts. Previously, BSL's reinvestment period was scheduled to end one year prior to BSL's scheduled dissolution date (i.e. May 31, 2026). After the end of BSL's reinvestment period, BSL will stop reinvesting principal proceeds generated by maturities, prepayments and sales of investments. Principal proceeds after the reinvestment period may be distributed on a pro rata basis among the Fund’s common shareholders, noteholders and lenders, subject to any terms of any borrowing and/or notes issuances. Principal proceeds distributed to shareholders may constitute tax-advantaged returns of capital for U.S. federal income tax purposes. The Adviser will continue to receive a fee based on BSL's Managed Assets (defined in Note 3) for investment advisory services following the end of BSL's reinvestment period.

Blackstone Strategic Credit 2027 Term Fund (“BGB” and, collectively with BSL and BGX, the “Funds”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that date, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BSL will dissolve on or about May 31, 2027 and BGB will dissolve on or about September 15, 2027.

BSL's and BGB’s limited terms may cause them to sell securities when they otherwise would not, which could cause their respective returns to decrease and the market price of the Common Shares to fall. Rather than reinvesting the proceeds of its matured, called or sold securities, BSL and BGB each may distribute the proceeds in one or more liquidating distributions prior to the final dissolution, which may cause their respective fixed expenses to increase when expressed as a percentage of assets under management. Alternatively, BSL and BGB each may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect their respective performance. The Boards of Trustees of BSL and BGB may in their sole discretion, without the consent or vote of the shareholders, choose to dissolve the respective Fund prior to the required dissolution date, which would cause the respective Fund to miss any market appreciation that occurs after the Fund is dissolved. Upon dissolution, BSL and BGB will each distribute substantially all of their respective net assets to shareholders, after making appropriate provision for any liabilities.

The Funds were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, the Funds are now classified as diversified companies; BGX and BSL as of April 1, 2014 and BGB as of September 25, 2015. This means that with respect to 75% of each Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act. The name changes of BSL and BGB became effective on March 6, 2023.

Investment Objectives: BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined in Note 3) will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of such Fund’s net assets.

Semi-Annual Report | June 30, 2026	85

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2026 (Unaudited)

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined in Note 3) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates. Each Fund operates as a single operating segment. As a result, the Funds’ segment accounting policies are consistent with those described herein and the Funds do not have any intra-segment sales and transfers of assets. See “Note 13. Segment Reporting” for further information.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Open-end investment companies are generally valued at their closing net asset values as reported on each business day. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

In accordance with Rule 2a-5 under the 1940 Act, the Funds’ Board of Trustees (the “Board”) has designated the Adviser as the valuation designee to perform fair value determinations related to each Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Funds’ Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as the valuation designee to the Board at each regularly scheduled quarterly meeting. The Funds have procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

86	www.blackstone.com/bxci-closed-end-funds

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2026 (Unaudited)

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Funds’ investments under the fair value hierarchy levels as of June 30, 2026:

Blackstone Senior Floating Rate 2027 Term Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Air Freight & Logistics	$–	$1,864,094	$429,308	$2,293,402
Building Products	–	1,292,127	115,759	1,407,886
Commercial Services & Supplies	–	8,592,007	249,424	8,841,431
Construction & Engineering	–	3,228,443	1,158,254	4,386,697
Electronic Equipment, Instruments & Components	–	2,312,924	645,379	2,958,303
Interactive Media & Services	–	4,000,251	163,902	4,164,153
IT Services	–	10,561,960	155,467	10,717,427
Pharmaceuticals	–	3,985,333	621,600	4,606,933
Real Estate Management & Development	–	491,578	342,076	833,654
Software	–	27,398,135	2,225,540	29,623,675
Other	–	169,849,029	–	169,849,029
Collateralized Loan Obligation Securities Financial Services	–	–	17,286,390	17,286,390
Common Stock
Diversified Consumer Services	–	–	50,865	50,865
Health Care Providers & Services	–	555,456	–	555,456
Exchange Traded Funds	1,329,570	–	–	1,329,570
Short-Term Investments	4,100,827	–	–	4,100,827
Total	$5,430,397	$234,131,337	$23,443,964	$263,005,698

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	935	219	1,154
Total	–	935	219	1,154

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2026, the Fund's outstanding borrowings of $84,200,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

Semi-Annual Report | June 30, 2026	87

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2026 (Unaudited)

Blackstone Long-Short Credit Income Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Air Freight & Logistics	$–	$1,242,524	$376,285	$1,618,809
Building Products	–	1,121,351	101,462	1,222,813
Commercial Services & Supplies	–	6,771,840	218,618	6,990,458
Construction & Engineering	–	2,574,993	643,159	3,218,152
Electronic Equipment, Instruments & Components	–	1,865,356	566,607	2,431,963
Interactive Media & Services	–	3,189,580	143,659	3,333,239
IT Services	–	6,983,672	136,266	7,119,938
Pharmaceuticals	–	3,166,030	592,369	3,758,399
Software	–	23,551,954	1,941,911	25,493,865
Other	–	133,959,399	–	133,959,399
Collateralized Loan Obligation Securities Financial Services	–	–	14,794,809	14,794,809
Corporate Bonds	–	25,622,862	–	25,622,862
Common Stock
Diversified Consumer Services	–	–	45,037	45,037
Health Care Providers & Services	–	454,450	–	454,450
Exchange Traded Funds	1,208,700	–	–	1,208,700
Short Term Investments	1,643,640	–	–	1,643,640
Total	$2,852,340	$210,504,011	$19,560,182	$232,916,533

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	308	192	500
Total	–	308	192	500

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2026, the Fund's outstanding borrowings of $74,700,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

88	www.blackstone.com/bxci-closed-end-funds

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2026 (Unaudited)

Blackstone Strategic Credit 2027 Term Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Air Freight & Logistics	$–	$5,323,399	$1,272,756	$6,596,155
Building Products	–	5,410,894	343,186	5,754,080
Commercial Services & Supplies	–	22,675,551	739,459	23,415,010
Construction & Engineering	–	8,672,874	1,174,757	9,847,631
Electronic Equipment, Instruments & Components	–	6,598,666	2,070,196	8,668,862
Interactive Media & Services	–	8,708,351	487,590	9,195,941
IT Services	–	26,559,867	460,908	27,020,775
Pharmaceuticals	–	10,683,896	1,954,254	12,638,150
Software	–	81,285,205	7,369,066	88,654,271
Other	–	529,726,839	–	529,726,839
Corporate Bonds	–	122,135,387	–	122,135,387
Common Stock
Diversified Consumer Services	–	–	148,886	148,886
Energy Equipment & Services	–	95,460	1,106,625	1,202,085
Health Care Providers & Services	–	1,514,860	–	1,514,860
Short Term Investments	13,221,586	–	–	13,221,586
Total	$13,221,586	$829,391,249	$17,127,683	$859,740,518

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	2,243	650	2,893
Total	–	2,243	650	2,893

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2026, the Fund's outstanding borrowings of $277,200,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

Semi-Annual Report | June 30, 2026	89

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2026 (Unaudited)

The changes of the fair value of investments for which the Funds have used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone Senior Floating Rate 2027 Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Unfunded Loan Commitments	Total
Balance as of December 31, 2025	$7,469,338	$17,703,299	$–	$–	$25,172,637
Accrued Discount/Premium	3,724	741	–	–	4,465
Realized Gain/(Loss)	(675,102)	(18,605)	–	–	(693,707)
Change in Unrealized Appreciation/(Depreciation)	(30,249)	(532,261)	–	219	(562,291)
Purchases(1)	3,342,321	4,613,784	–	–	7,956,105
Sales Proceeds(2)	(2,778,881)	(4,480,568)	–	–	(7,259,449)
Transfer into Level 3	1,644,486	–	50,865	–	1,695,351
Transfer out of Level 3	(2,868,928)	–	–	–	(2,868,928)
Balance as of June 30, 2026	$6,106,709	$17,286,390$	50,865	$219	$23,444,183
Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments held at June 30, 2026	$(145,095)	$(572,061)	$13,005	$219	$(703,932)

Blackstone Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Unfunded Loan Commitments	Total
Balance as of December 31, 2025	$6,191,262	$14,411,470	$–	$–	$20,602,732
Accrued Discount/Premium	20,149	1,966	–	–	22,115
Realized Gain/(Loss)	(601,512)	5,511	–	–	(596,001)
Change in Unrealized Appreciation/(Depreciation)	(31,826)	(249,916)	–	192	(281,550)
Purchases(1)	2,382,955	5,615,784	–	–	7,998,739
Sales Proceeds(2)	(2,271,314)	(4,990,006)	–	–	(7,261,320)
Transfer into Level 3	1,072,450	–	45,037	–	1,117,487
Transfer out of Level 3	(2,041,828)	–	–	–	(2,041,828)
Balance as of June 30, 2026	$4,720,336	$14,794,809	$45,037	$192	$19,560,374
Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments held at June 30, 2026	$(125,434)	$(294,904)	$11,515	$192	$(408,631)

Blackstone Strategic Credit 2027 Term Fund	Floating Rate Loan Interests	Common Stock	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2025	$17,341,209	$1,106,625	$3,182	$–	$18,451,016
Accrued Discount/Premium	67,200	–	–	–	67,200
Realized Gain/(Loss)	(1,701,383)	–	–	–	(1,701,383)
Change in Unrealized Appreciation/(Depreciation)	224,908	–	–	650	225,558
Purchases(1)	10,787,902	–	–	–	10,787,902
Sales Proceeds(2)	(9,948,216)	–	(3,182)	–	(9,951,398)
Transfer into Level 3	5,154,634	148,886	–	–	5,303,520
Transfer out of Level 3	(6,054,082)	–	–	–	(6,054,082)
Balance as of June 30, 2026	$15,872,172	$1,255,511	$–	$650	$17,128,333
Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments held at June 30, 2026	$(493,559)	$38,067	$–	$650	$(454,842)

90	www.blackstone.com/bxci-closed-end-funds

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2026 (Unaudited)

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Information about Level 3 fair value measurements as of June 30, 2026:

Blackstone Senior Floating Rate 2027 Term Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$6,106,709	Third Party Vendor Pricing Services	Broker Quotes	N/A
Collateralized Loan Obligation Securities	17,286,390	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	50,865	Third Party Vendor Pricing Services	Broker Quotes	N/A
Unfunded Loan Commitments	219	Third Party Vendor Pricing Services	Broker Quotes	N/A

			Unobservable	Value/Rate (Weighted
Blackstone Long-Short Credit Income Fund	Fair Value	Valuation Technique	Input(s)	Average)
Floating Rate Loan Interests	$4,720,336	Third Party Vendor Pricing Services	Broker Quotes	N/A
Collateralized Loan Obligation Securities	14,794,809	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	45,037	Third Party Vendor Pricing Services	Broker Quotes	N/A
Unfunded Loan Commitments	192	Third Party Vendor Pricing Services	Broker Quotes	N/A

				Unobservable	Value/Rate (Weighted
Blackstone Strategic Credit 2027 Term Fund	Fair Value		Valuation Technique	Input(s)	Average)
Floating Rate Loan Interests	$15,872,172		Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	–	*	N/A	N/A	N/A
	1,255,511		Third Party Vendor Pricing Services	Broker Quotes	N/A
Unfunded Loan Commitments	650		Third Party Vendor Pricing Services	Broker Quotes	N/A

A change to the unobservable input at the reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Broker Quotes	Increase	Decrease

*	Brock Holdings III Inc. shares are classified as a Level 3 investment and are fair valued at zero as of June 30, 2026.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest, they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. For the period ended June 30, 2026, Management has analyzed the tax positions taken by the Funds and has concluded that no income tax provisions are required.

Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, including differences in the timing of recognition or income, losses, and/or gains, and differing characterization of distributions made by the Funds as a whole.

As of and during the period ended June 30, 2026, the Funds did not incur a liability arising from any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years after the filing of most state and local returns for state and local purposes. Tax returns for any open years have not required and as such not incorporated any uncertain tax positions that result in a provision for income taxes.

Semi-Annual Report | June 30, 2026	91

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2026 (Unaudited)

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income determined after the payment of dividends and/or interest, if any, owed with respect to any outstanding preferred shares and/or borrowings. The Funds intend to pay any capital gain distributions at least annually, if any. The Funds utilize a "dynamic" distribution strategy that is based on the net investment income earned by the Funds. The Funds declare a set of monthly distributions each quarter in amounts closely tied to the Funds' recent average monthly net investment income. As a result, the monthly distribution amounts for the Funds typically vary when compared quarter over quarter. A distribution may be treated as paid by December 31 of any calendar year if such a distribution is declared by the Fund in October, November or December with a record date in such a month and is paid by the Fund prior to January 31 of the following calendar year. Such distributions may be taxable to shareholders in the calendar year in which the distributions are declared, rather than taxable to shareholders in the calendar year in which the distributions are paid.

Offering Costs: The Statement of Asset and liabilities reflects that there were no deferred offering costs which were expensed during the period relating to shelf registration statements.

The estimates and assumptions underlying the Funds' financial statements are based on the information available as of June 30, 2026. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Management Fees: The Adviser, a wholly-owned subsidiary of Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit, asset-based finance and insurance asset management business unit of Blackstone Inc., “Blackstone Credit & Insurance”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds.

For BSL, the Adviser receives a monthly fee at the annual rate of 0.90% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“BSL Managed Assets”). Effective November 17, 2017, the Adviser agreed to reduce a portion of the previous management fee (“Reduced Management Fee”), from an annual rate of 1.00% to 0.90% of BSL’s Managed Assets, in connection with the extension of BSL’s term through May 31, 2022. Due to the approval of the extension of the BSL term to May 31, 2027, the Reduced Management Fee will continue through BSL’s dissolution date. For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s total assets (including any assets attributable to any leverage used) minus the sum of BGB's accrued liabilities (other than Fund liabilities incurred for any leverage) ("BGB Managed Assets").

For the period ended June 30, 2026, management fees are included on the Statement of Operations. As of June 30, 2026, accrued payables relating to management fees are included on the Statement of Assets and Liabilities.

Fund Accounting and Administration Fees: ALPS serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the NAV of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee based on the average daily value of each fund’s respective Managed Assets, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee based on the average daily value of the fund’s net assets, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

Custodian and Transfer Agent: The Bank of New York Mellon serves as the Funds’ custodian. Computershare Inc. (“Computershare”) serves as the Funds’ transfer agent. The Bank of New York Mellon and Computershare are not considered affiliates of the Funds as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the period ended June 30, 2026, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone Senior Floating Rate 2027 Term Fund	$124,139,417	$132,081,454
Blackstone Long-Short Credit Income Fund	150,150,343	155,758,306
Blackstone Strategic Credit 2027 Term Fund	649,913,797	670,309,547

92	www.blackstone.com/bxci-closed-end-funds

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2026 (Unaudited)

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser is a related party of the Funds. Fee arrangements with related parties are disclosed in Note 3 and amounts incurred are disclosed in the Statement of Operations.

During the period ended June 30, 2026, none of the Funds engaged in cross trades with an affiliate pursuant to Rule 17a-7 under the 1940 Act.

Blackstone Holdings Finance Co. L.L.C ("FINCO"), an affiliate of the Adviser, pays expenses on behalf of the Funds from time to time. The Funds reimburse FINCO for such expenses paid on behalf of the Funds. FINCO does not charge any fees for providing such services. The amounts of $16,855, $16,125 and $25,052 for BSL, BGX, and BGB, respectively, as of the period ended June 30, 2026, are recorded as other payables and accrued expenses on the Funds' Statement of Assets and Liabilities.

During the period ended June 30, 2026, BSL and BGX invested in State Street Blackstone Senior Loan ETF (“SRLN”), which is sub-advised by the Adviser. As a shareholder in an investment company, each Fund bore its ratable share of that investment company’s expenses and remained subject to payment of the investment company’s management fees (except with respect to investments in affiliated investment companies) and other expenses with respect to assets so invested. Common shareholders were therefore subject to duplicative expenses to the extent SRLN invested in other non-affiliated investment companies. The Adviser did not charge management fees with respect to the portion of BSL's and BGX's net assets invested in SRLN and during the period ended June 30, 2026, the management fees waived on SRLN assets totaled $5,966 for BSL and $7,231 for BGX. During the period ended June 30, 2026, BSL and BGX received $38,949 and $35,408 in dividend payments from SRLN, respectively.

NOTE 6. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone Senior Floating Rate 2027 Term Fund	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025
Common shares outstanding - beginning of period	13,019,938	13,008,542
Common shares issued as reinvestment of dividends	–	11,396
Common shares outstanding - end of period	13,019,938	13,019,938

Blackstone Long-Short Credit Income Fund	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025
Common shares outstanding - beginning of period	12,708,275	12,708,275
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	12,708,275	12,708,275

Blackstone Strategic Credit 2027 Term Fund	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025
Common shares outstanding - beginning of period	44,678,740	44,664,382
Common shares issued as reinvestment of dividends	–	14,358
Common shares outstanding - end of period	44,678,740	44,678,740

Semi-Annual Report | June 30, 2026	93

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2026 (Unaudited)

NOTE 7. LOANS AND OTHER INVESTMENTS

BSL defines “Senior Loans” as senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans and 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BSL defines "Managed Assets" as total assets (including any assets attributable to any leverage used) minus the sum of BSL's accrued liabilities (other than liabilities related to the principal amount of leverage). BGX defines its managed assets as total assets (including any assets attributable to any leverage used) minus the sum of BGX’s accrued liabilities (other than liabilities related to the principal amount of leverage). BGB defines “Managed Assets” as total assets (including "effective leverage” (meaning leverage incurred through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions) and “traditional leverage” (meaning borrowing money or issuing preferred shares (but will not issue auction rate preferred shares), debt securities or commercial paper, or entering into similar transactions)). Under normal market conditions, at least 80% of BGB's Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. At June 30, 2026, 90.88% of BSL’s Managed Assets were held in Senior Loans, 82.39% of BGX's Managed Assets were held in Secured Loans, and 99.78% of BGB’s Managed Assets were held in corporate fixed income instruments including Senior Secured Loans. BGB may invest in assignments or participations of Senior Secured Loans made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions.

Senior Secured Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the Secured Overnight Financing Rate (“SOFR”), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At June 30, 2026, BSL, BGX and BGB had invested $5,276,964, $4,250,069, and $15,363,307, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Funds typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

The Funds may acquire Loans through assignments or participations. The Funds typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when the Funds must acquire a Loan through a participation.

94	www.blackstone.com/bxci-closed-end-funds

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2026 (Unaudited)

BSL and BGX have invested in CLO securities. A CLO is a financing entity (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each Fund will not invest in equity tranches, which are the lowest tranche. However, each Fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, each Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 8. GENERAL COMMITMENTS AND CONTINGENCIES

As of June 30, 2026, the Funds had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

	Blackstone Senior Floating Rate 2027 Term Fund		Blackstone Long-Short Credit Income Fund		Blackstone Strategic Credit 2027 Term Fund
Borrower	Par Value	Fair Value	Par Value	Fair Value	Par Value	Fair Value
Azuria Water Solutions Inc, First Lien Term Loan	$154,973	$154,861	$136,059	$135,964	$455,852	$455,525
Chicago US Midco III LP, First Lien Term Loan	38,003	38,011	32,328	32,334	341,035	341,106
EMMA BUYER LLC, First Lien Term Loan	138,416	138,243	121,320	121,169	410,356	409,844
Hanger, Inc., First Lien Term Loan	15,620	15,695	13,867	13,933	50,206	50,449
Hightower Holding LLC, First Lien Term Loan	54,739	54,440	47,978	47,716	162,283	161,396
Liquid Tech Solutions Holdings LLC, First Lien Term Loan	47,808	47,481	41,994	41,706	153,115	152,066
PRESTIGE BRANDS INC TERM LOAN B (05/26) USD, First Lien Term Loan	32,602	32,674	28,576	28,638	96,655	96,867
Raven Acquisition Holdings LLC 10/24 Cov-Lite TLB, First Lien Term Loan	77,447	76,521	51,381	50,767	125,226	123,728
Secretariat Advisors LLC, First Lien Term Loan	24,477	24,064	21,454	21,092	72,565	71,341
Signia Aerospace LLC, First Lien Term Loan	16,563	16,594	8,640	8,656	55,185	55,289
Trilon Group LLC, First Lien Term Loan	35,178	35,222	30,834	30,872	104,292	104,423
Trio Bidco Inc, First Lien Term Loan	61,798	60,833	54,278	53,430	197,363	194,280
US Fertility Enterprises LLC, First Lien Term Loan	14,478	14,541	12,717	12,773	46,369	46,572
Watlow Electric Manufacturing Co, First Lien Term Loan	18,555	18,563	16,263	16,270	55,010	55,033
Total	$730,657	$727,743	$617,689	$615,320	$2,325,512	$2,317,919

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statement of Assets and Liabilities and the Statement of Operations. For the period ended June 30, 2026, BSL, BGX, and BGB recorded net unrealized appreciation on unfunded loan commitments totaling $1,154, $500, and $2,893, respectively.

NOTE 9. CREDIT DEFAULT SWAPS

BGX may enter into over-the-counter (“OTC”) and/or centrally cleared credit default swap contracts and may also use credit default swaps to express a negative credit view on a loan or other investment. If BGX purchases protection under a credit default swap and no credit event occurs on the reference obligation, BGX will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, BGX (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

Semi-Annual Report | June 30, 2026	95

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2026 (Unaudited)

The periodic swap payments received or made by BGX are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Adviser selects only those counterparties that it believes are credit-worthy.

During the period ended June 30, 2026, BGX did not enter into any credit default swaps.

NOTE 10. LEVERAGE

On July 27, 2016, BGX and BGB issued 7-year Mandatory Redeemable Preferred Shares (the “Series A MRPS”). BGX issued 20,000 Series A MRPS with a total liquidation value of $20,000,000 and BGB issued 45,000 Series A MRPS with a total liquidation value of $45,000,000. As of February 11, 2021, the Series A MRPS of BGB and BGX were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on both BGB’s Series A MRPS and BGX’s Series A MRPS to “A”. The downgrades were driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Funds’ credit profiles. The dividend rate on the Funds’ Series A MRPS would have increased if the credit rating for the relevant Fund were downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGB and BGX used the proceeds of the offerings to make additional investments for their portfolios. The final redemption date of the Series A MRPS was July 27, 2023, and on that date, BGB and BGX redeemed all of their outstanding Series A MRPS at liquidation value in the amount of $45,000,000 and $20,000,000, respectively. Prior to redemption, BGB and BGX made quarterly dividend payments on the Series A MRPS at an annual dividend rate of 3.61%. On July 25, 2023 BGB issued 45,000 4-year mandatory redeemable preferred shares (the “Series B MRPS”) with a par value of $0.001 per share and a total liquidation value of $45,000,000. As of July 25, 2023, the Series B MRPS were rated “A” by Fitch Ratings. The Series B MRPS are redeemable on July 25, 2027, and pay quarterly distributions at an annual dividend rate of 6.60%. The dividend rate on the Fund's Series B MRPS will increase if the Fund's credit rating is downgraded below "A" by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGB used substantially all of the proceeds of the offering to fund the redemption payment for the Series A MRPS. Due to the terms of the Series B MRPS, face value approximates fair value at June 30, 2026. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

In connection with BGB's issuance of Series B MRPS, certain costs were incurred by BGB and have been recorded net against the outstanding liability. These costs are being amortized over the period beginning July 25, 2023 (day of issuance) through July 25, 2027 (final redemption date) and are shown on BGB’s Statement of Operations under amortization of deferred financing costs.

Except for matters that do not require the vote of the holders of Series B MRPS under the 1940 Act and except as otherwise provided in BGB’s Declaration of Trust, Bylaws, or the applicable Securities Purchase Agreement or as otherwise required by applicable law, each holder of Series B MRPS shall be entitled to one vote for each Series B MRPS held on each matter submitted to a vote of shareholders of the Fund, and the holders of outstanding preferred shares and common shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that the holders of outstanding preferred shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interest of the Fund, to elect two Trustees of the applicable Fund at all times.

Each Fund has terminated its previously existing leverage facilities (the “Prior Leverage Facilities”) and entered into a new, separate Credit Agreement (each, an “Agreement”) with a new lender to borrow money pursuant to an evergreen revolving line of credit (each, a “Leverage Facility”) for BSL, BGX and BGB. Each Leverage Facility does not have a scheduled maturity date, but can be terminated (i) by the applicable Fund upon at least three (3) business days’ written notice to the lender under the applicable Leverage Facility or (ii) by such lender on the latest to occur of (a) the 365th day after the initial closing date of such Leverage Facility, (b) the 270th day after such lender delivers a notice of termination to the applicable Fund or (c) a later date specified by such lender in the applicable notice of termination.

96	www.blackstone.com/bxci-closed-end-funds

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2026 (Unaudited)

BSL entered into an agreement dated December 24, 2024, to borrow up to a limit of $100 million (“BSL Revolving Loans”).

BGX entered into an agreement dated December 24, 2024, to borrow up to a limit of $90 million (“BGX Revolving Loans”).

BGB entered into an agreement dated December 24, 2024, to borrow up to a limit of $315 million (“BGB Revolving Loans” and collectively with BSL Revolving Loans and BGX Revolving Loans, the “Revolving Loans”).

Borrowings under each Agreement are secured by the assets of the applicable Fund.

Interest on outstanding Revolving Loans under each Leverage Facility is currently charged at a rate of 1.15% above adjusted term Secured Overnight Financing Rate (“SOFR”) with respect to the applicable Revolving Loans, with either a one (1) month interest period or three (3) month interest period as elected by the applicable Fund. The Funds may also elect to borrow daily interest rate loans based on a customary alternate base rate.

Under the terms of the applicable Agreement, each Fund must pay a commitment fee on any undrawn amounts, currently in an amount equal to 0.15% on the undrawn amounts when drawn amounts equal or exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time.

Under the terms of the applicable Agreement, the lender under the applicable Revolving Facility may deliver a notice that it will adjust the interest rate margin and/or commitment fees payable under the Revolving Facility (not more than once in any 365-day period with respect to the interest rate margin and not more than once in any 365-day period with respect to commitment fees). To the extent the applicable Revolving Facility is not previously terminated, any such adjustment will become effective without the consent of the Funds upon the latest to occur of (a) the 365th day after the initial closing date of such Leverage Facility, (b) the 60th day after such lender delivers such notice to the applicable Fund or (c) a later date specified by such lender in the applicable notice.

Interest is generally payable at the end of the respective interest period and fees are generally payable after the end of each calendar quarter. As of June 30, 2026, BSL, BGX, and BGB had borrowings outstanding under their respective Leverage Facility of $84.2 million, $74.7 million, and $277.2 million, at an interest rate of 4.80%, 4.80%, and 4.80%, respectively. Due to the short term nature of each Agreement, face value approximates fair value at June 30, 2026. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended June 30, 2026, the average borrowings under BSL’s, BGX’s and BGB’s Leverage Facility and the weighted average interest rates were $84,962,431 and 4.78%, $75,539,779 and 4.78%, and $279,462,519 and 4.69%, respectively. During the period ended June 30, 2026, BSL, BGX and BGB incurred $13,381, $11,293, and $33,424, respectively, for commitment fees on undrawn amounts under the Leverage Facility, which is included under Interest on leverage facility on the Statement of Operations.

Under each Agreement and governing document of the Series B MRPS, each Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings, and BGB has agreed to maintain 225% asset coverage over borrowings plus Series B MRPS. Calculations in compliance with the investment restrictions are performed by the Funds’ custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Funds is expected to create certain risks. Changes in the value of the Funds’ portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Funds. All costs and expenses related to any form of leverage used by the Funds are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Funds’ investment portfolios, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Funds did not utilize leverage. During periods when BSL and BGB are using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than they would be if BSL and BGB did not use leverage because the fees paid are calculated on the basis of the Managed Assets of BSL and BGB, which include the assets purchased through leverage. As of June 30, 2026, BSL’s, BGX’s, and BGB’s leverage represented 32.59%, 32.48%, and 38.05% of each Fund’s Managed Assets, respectively. The leverage amount in BGB includes 5.31% of Managed Assets attributable to the Series B MRPS.

Semi-Annual Report | June 30, 2026	97

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2026 (Unaudited)

NOTE 11. INCOME TAX

Ordinary income, which as determined on a tax basis includes net short-term capital gains, if any, is allocated to common stockholders after the consideration of any payments due on outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income these distributions may be treated as a return of capital on a tax basis. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income, these distributions may also be treated as a return of capital on a tax basis.

Amounts paid from net long-term capital gains of the Funds, if any, will be designated as such by the Funds and are determined after the consideration of any payments due on outstanding preferred shares.

The Funds may make certain adjustments to the classification of net assets as a result of significant permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and non-deductible federal taxes or losses, among other items. These differences may be charged or credited to paid-in capital and distributable earnings as a result. For the year ended December 31, 2025 permanent differences were as follows:

Fund	Increase/(Decrease) Paid-in capital	Increase/(Decrease) Total Distributable Earnings
Blackstone Senior Floating Rate 2027 Term Fund	$–	$–
Blackstone Long-Short Credit Income Fund	$–	$–
Blackstone Strategic Credit 2027 Term Fund	$(13,776)	$13,776

The tax character of distributions paid by the Funds during the fiscal year ended December 31, 2025 were as follows:

2025	Blackstone Senior Floating Rate 2027 Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit 2027 Term Fund
Distributions Paid From:
Ordinary Income	$14,851,784	$13,140,355	$48,131,259	(a)
Total	$14,851,784	$13,140,355	$48,131,259

(a)	Distributions paid include common shares and mandatory redeemable preferred shares.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses will be deemed to arise on the first day of the next taxable year. Losses for the year ended December 31, 2025 and as such are deemed to arise on the first day of the year ended December 31, 2026, were as follows:

	Short Term	Long Term
Blackstone Senior Floating Rate 2027 Term Fund	$4,666,845	$62,018,627
Blackstone Long-Short Credit Income Fund	$6,359,809	$62,412,821
Blackstone Strategic Credit 2027 Term Fund	$17,251,345	$247,591,898

At December 31, 2025, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone Senior Floating Rate 2027 Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit 2027 Term Fund
Undistributed ordinary income	$–	$–	$–
Accumulated capital losses	(66,685,472)	(68,772,629)	(264,843,243)
Unrealized appreciation/(depreciation)	(5,909,911)	(3,754,444)	(17,766,664)
Other Cumulative effect of timing differences	(791,296)	(834,623)	(1,319,304)
Total	$(73,386,679)	$(73,361,696)	$(283,929,211)

98	www.blackstone.com/bxci-closed-end-funds

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2026 (Unaudited)

The amount of net tax unrealized appreciation/(depreciation) and the tax cost of investment securities at June 30, 2026, calculated using book/tax differences as of the most recently ended fiscal year, December 31, 2025 were as follows:

	Blackstone Senior Floating Rate 2027 Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit 2027 Term Fund
Cost of investments for income tax purposes	$277,186,644	$244,363,547	$907,260,040
Gross appreciation (excess of value over tax cost)	$1,162,833	$1,109,275	$3,698,898
Gross depreciation (excess of tax cost over value)	(15,343,779)	(12,556,289)	(51,218,420)
Net unrealized appreciation	$(14,180,946)	$(11,447,014)	$(47,519,522)

NOTE 12. RECENT ACCOUNTING PRONOUNCEMENT

In December 2023, the FASB issued ASU 2023-09 “Income Taxes (Topic 740): Improvements to Income Tax Disclosures,” (“ASU 2023-09”). ASU 2023-09 requires additional disaggregated disclosures on the entity’s effective tax rate reconciliation and additional details on income taxes paid. ASU 2023-09 is effective on a prospective basis, with the option for retrospective application, for annual periods beginning after December 15, 2024 and early adoption is permitted. The Funds have adopted ASU 2023-09 effective December 31, 2025 and concluded that the application of this guidance did not have a material impact on their financial statements.

NOTE 13. SEGMENT REPORTING

Each of the Funds operates as a single reportable segment and derives revenues from investing primarily in senior loans and other fixed income instruments.

The chief operating decision maker ("CODM") is comprised of the Funds' chief executive officer and chief financial officer. The CODM assesses performance and makes operating decisions primarily based on each of the Funds' net increase (decrease) in net assets attributable to common shares from operations and net investment income, respectively, which are reported on the Statement of Operations. These key metrics, in addition to other factors, are utilized by the CODM to determine the amount of dividends to be distributed to each of the Funds' common shareholders. As each of the Funds' operations comprise of a single reporting segment, the segment net assets are reflected on the Statement of Assets and Liabilities as net assets attributable to common shareholders and the significant segment expenses are listed on the Statement of Operations.

NOTE 14. INDEMNIFICATIONS

Under each Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the respective Fund. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Under such agreements, underwriters and agents may be entitled to indemnification by a Fund against certain civil liabilities, including liabilities under the Securities Act of 1933, or to contribution for payments the underwriters or agents may be required to make. Each Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the respective Fund that have not yet occurred.

NOTE 15. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Shareholder Distributions for BSL: On June 12, 2026, a monthly distribution of $0.088 per share was declared to common shareholders, payable on July 31, 2026, to common shareholders of record on July 24, 2026. On June 12, 2026, a monthly distribution of $0.088 per share was declared to common shareholders, payable on August 31, 2026 to common shareholders of record on August 24, 2026.

Shareholder Distributions for BGX: On June 12, 2026, a monthly distribution of $0.082 per share was declared to common shareholders, payable on July 31, 2026, to common shareholders of record on July 24, 2026. On June 12, 2026, a monthly distribution of $0.082 per share was declared to common shareholders, payable on August 31, 2026 to common shareholders of record on August 24, 2026.

Shareholder Distributions for BGB: On June 12, 2026, a monthly distribution of $0.076 per share was declared to common shareholders, payable on July 31, 2026, to common shareholders of record on July 24, 2026. On June 12, 2026, a monthly distribution of $0.076 per share was declared to common shareholders, payable on August 31, 2026 to common shareholders of record on August 24, 2026.

Semi-Annual Report | June 30, 2026	99

Blackstone Credit & Insurance Funds	Summary of Dividend Reinvestment Plan

June 30, 2026 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may “opt-in” to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Board declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the NAV per common share, the Fund will issue new common shares at a price equal to the greater of:

(a)	98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or

(b)	95% of the market price per common share on the determination date.

(2) If 98% of the NAV per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the NAV per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s NAV declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

100	www.blackstone.com/bxci-closed-end-funds

Blackstone Credit & Insurance Funds	Additional Information

June 30, 2026 (Unaudited)

Portfolio Information: The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit on Form N-PORT within 60 days after the end of the Funds’ fiscal quarter. The Funds' portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available (1) on the Funds’ website located at www.blackstone.com/bxci-closed-end-funds or (2) on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Information: The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at www.blackstone.com/bxci-closed-end-funds, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located www.blackstone.com/bxci-closed-end-funds, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics: The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

BSL Annual Meeting of Shareholders - Voting Results:

On April 22, 2026, BSL held a special meeting of shareholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: The election of Jane Siebels as Class III Trustee of BSL, term to expire at the 2029 annual shareholder meeting.

	Number of Shares	% of Shares Voted
Affirmative	10,678,820	94.96%
Withheld	566,908	5.04%
Total	11,245,728	100.00%

BGX Annual Meeting of Shareholders - Voting Results:

On April 22, 2026, BGX held a special meeting of shareholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: The election of Jane Siebels as Class II Trustee of BGX, term to expire at the 2029 annual shareholder meeting.

	Number of Shares	% of Shares Voted
Affirmative	9,904,304	94.65%
Withheld	560,432	5.35%
Total	10,464,736	100.00%

BGB Annual Meeting of Shareholders - Voting Results:

On April 22, 2026, BGB held a special meeting of shareholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: The election of Jane Siebels as Class I Trustee of BGB, term to expire at the 2029 annual shareholder meeting (only preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	40,000	100.00%
Withheld	0	0%
Total	40,000	100.00%

Delaware Statutory Trust Act – Control Share Acquisitions

The Funds are organized as Delaware statutory trusts and thus are subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA Control Share Statute”). The DSTA Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Funds. The DSTA Control Share Statute became automatically applicable to the Funds on August 1, 2022.

Semi-Annual Report | June 30, 2026	101

Blackstone Credit & Insurance Funds	Additional Information

June 30, 2026 (Unaudited)

The DSTA Control Share Statute defines “control beneficial interests” (referred to as “control shares” herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the Delaware Statutory Trust Act (“DSTA”) or the Fund’s governing documents with respect to the control shares acquired in the control share acquisition, except to the extent approved by the Fund’s shareholders by the affirmative vote of two–thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by aggregating the holdings of the acquiring person as well as those of his, her or its “associates.” These thresholds are:

●	10% or more, but less than 15% of all voting power;

●	15% or more, but less than 20% of all voting power;

●	20% or more, but less than 25% of all voting power;

●	30% or more, but less than a majority of all voting power; or

●	a majority or more of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the “control shares”) until approved by a vote of shareholders, as described above, or otherwise exempted by the Fund’s Board of Trustees. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level.

Under the DSTA Control Share Statute, an acquiring person’s “associates” are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power under the DSTA Control Share Statute is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise or direct the exercise of the voting power of shares of a Fund in the election of such Fund’s Trustees (either generally or with respect to any subset, series or class of trustees, including any Trustees elected solely by a particular series or class of shares, such as the preferred shares).

Any control shares of the Funds acquired before August 1, 2022 are not subject to the DSTA Control Share Statute; however, any further acquisitions on or after August 1, 2022 are considered control shares subject to the DSTA Control Share Statute.

The DSTA Control Share Statute requires shareholders to disclose to the Funds any control share acquisition within 10 days of such acquisition, and also permits the Funds to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to a Fund within 10 days of receiving a request therefor from such Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits each Fund’s Board of Trustees, through a provision in each Fund’s governing documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Funds specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Funds can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by each Fund’s Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance.

102	www.blackstone.com/bxci-closed-end-funds

Blackstone Credit & Insurance Funds	Approval of Investment Advisory Agreement

June 30, 2026 (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (collectively, the “Board”) of each of Blackstone Senior Floating Rate 2027 Term Fund (“BSL”), Blackstone Long-Short Credit Income Fund (“BGX”), and Blackstone Strategic Credit 2027 Term Fund (“BGB,” and together with BSL and BGX, the “Funds” and each a “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (each, an “Agreement” and collectively, the “Agreements”) with the Fund’s investment adviser, Blackstone Liquid Credit Strategies LLC (the “Adviser”). At a joint meeting (the “Contract Renewal Meeting”) held in person on May 28, 2026, the Board, including the Independent Trustees, considered, and unanimously approved, the continuation of each Agreement for an additional one-year term. To assist in its consideration, prior to the Contract Renewal Meeting, the Independent Trustees, through their Independent Legal Counsel (“Independent Counsel”), had requested, received and considered a variety of information, including information provided in response to a supplemental request (collectively, the “Contract Renewal Information”) about the Adviser, as well as the advisory arrangements for the Funds, certain portions of which are discussed below. In preparation for the Contract Renewal Meeting, the Independent Trustees met in person in private sessions (the “Review Sessions”) both prior to, and during, the Contract Renewal Meeting with Independent Counsel to review the Contract Renewal Information. No representatives of the Funds, the Adviser, or Fund management were present at the Review Sessions. In addition to the Contract Renewal Information, the Board received performance and other information since each Fund’s inception related to the services the Adviser renders to each Fund. The Board’s evaluation took into account the information received since each Fund’s inception and also reflected on the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services the Adviser provides to each Fund under that Fund’s Agreement.

Board Approval of the Continuation of the Agreements

In its deliberations regarding renewal of each Agreement, the Board, including the Independent Trustees, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services Provided to the Funds under the Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services the Adviser provides to the Funds under the Agreements. Specifically, the Board took into account the fact that the Adviser has a large and knowledgeable investment team, which sits within one of the largest credit teams in the United States and globally. The Adviser also reviewed with the Board its investment process, as well as its infrastructure and operational teams that serve the Funds.

The Board also reviewed Contract Renewal Information regarding the Adviser’s compliance policies and procedures established pursuant to the 1940 Act and considered the compliance record for the Adviser and each Fund during the previous year and since its inception.

The Board reviewed the qualifications, backgrounds and responsibilities of the Funds’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of each Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Adviser and certain of its affiliates and the financial resources of the corporate parent of the Adviser, Blackstone Inc., available to support the Adviser’s activities in respect of the Funds.

The Board considered the responsibilities of the Adviser under each Fund’s Agreement, including the Adviser’s coordination and oversight of the services other unaffiliated parties provided to the Fund.

In reaching its determinations regarding continuation of each Fund’s Agreement, the Board took into account that the Funds’ shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

After considering all these matters, the Board concluded that the nature and quality of the services the Adviser provides to the Funds was acceptable.

Fund Performance

Among other things, the Board received and considered information and analyses (the “Broadridge Performance Information”) comparing the performance of each Fund with a group of funds (the “Peer Group”) selected by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, primarily from the Morningstar U.S. Bank Loan Closed-End Fund classification (the “Morningstar Classification of Bank Loan”) and the Morningstar U.S. High Yield Bond Closed-End Fund classifications (the “Morningstar Classification of High Yield Bonds,” and, together with the Morningstar Classification of Bank Loan, the “Morningstar Classifications”). Broadridge selected the Peer Group funds primarily from the Morningstar Classifications to be as comparable as possible to the Funds based upon its consideration of the constituent funds’ investment style, share class characterization, and assets. The Board was provided with a description of the methodology Broadridge used to select each Fund’s Peer Group. The Board noted Broadridge’s view that the relatively limited number of closed-end funds compared to the open-end fund universe creates limitations on peer grouping as compared to certain open-end funds.

The Peer Group for BSL consisted of six funds, including BSL, for each of the 1-, 3-, 5- and 10-year periods ended March 31, 2026 (such periods being hereinafter called the “1- year period”, the “3- year period”, the “5- year period” and the “10- year period,” respectively) with an emphasis on strategies that have high net historical portfolio allocations to bank loans. The Peer Group for BGX and BGB were the same, which consisted of seven funds, including both BGX and BGB, for each of the 1-, 3-, 5- and 10-year periods. The Peer Group for BGX and BGB included funds with historical portfolio allocations consisting of at least 30% to bank loans. The Board noted that it had received and discussed with the Adviser information at periodic intervals since each Fund’s inception, comparing such Fund’s performance against its benchmarks and its Peer Group funds. The Board also noted that it had received the return volatility and Sharpe ratio (a measure of risk-weighted return) of each Fund relative to its Peer Group funds. The performance discussion below focuses on the comparison of the Funds’ performance relative to the respective Peer Group, rather than to the broader Morningstar Classifications.

Semi-Annual Report | June 30, 2026	103

Blackstone Credit & Insurance Funds	Approval of Investment Advisory Agreement

June 30, 2026 (Unaudited)

BSL

The Broadridge Performance Information comparing BSL’s performance to that of its Peer Group based on net asset value (“NAV”) per share showed, among other things, that BSL’s returns, measured on a net return basis, ranked last among its Peer Group funds for the 1- and 5-year periods; ranked fifth among its Peer Group funds for the 3-year period; and ranked first among its Peer Group funds for the 10-year period. The Board also considered BSL’s performance relative to its benchmark and in absolute terms. The Broadridge Performance Information showed that, measured on a gross and net return basis, BSL outperformed its benchmark for the 10-year period, but underperformed its benchmark on a net return basis for each of the 1-, 3- and 5-year periods. The Broadridge Performance Information noted that on an annualized trailing, gross return basis, BSL’s 3-, 5- and 10-year returns outperformed its classification median and benchmark. On a net return basis, BSL’s Sharpe ratio ranked sixth, sixth, sixth and third, respectively, among its Peer Group funds for the 1-, 3-, 5- and 10-year periods.

BGX

The Broadridge Performance Information comparing BGX’s performance to that of its Peer Group (which was the same as BGB’s Peer Group and included BGB) based on NAV per share showed, among other things, that BGX’s returns, measured on a net return basis, ranked fifth among its Peer Group funds for the 1-year period; ranked fourth among its Peer Group funds for the 3-year period; ranked sixth among its Peer Group funds for the 5-year period; and ranked third among its Peer Group funds for the 10-year period. The Board also considered BGX’s performance relative to its benchmark and in absolute terms. The Broadridge Performance Information noted that BGX on a gross return basis equaled or outperformed its classification median and benchmark for each of the 3- and 10-year periods, but underperformed its benchmark on a net basis for each of the 1-, 3-, 5- and 10-year periods. On a net return basis, BGX’s Sharpe ratio ranked sixth among its Peer Group for each of the 1-, 3-, 5- and 10- year periods.

BGB

The Broadridge Performance Information comparing BGB’s performance to that of its Peer Group (which was the same as BGX’s Peer Group and included BGX) based on NAV per share showed, among other things, that BGB’s returns, measured on a net return basis, ranked sixth among its Peer Group funds for each of the 1- and 3-year periods; ranked last among its Peer Group funds for each of the 5- and 10-year periods. The Board also considered BGB’s performance relative to its benchmark and in absolute terms. The Broadridge Performance Information noted that BGB on a gross return basis outperformed its classification median and benchmark for each of the 1-, 3-, 5-, and 10-year periods, but underperformed its classification median and benchmark on a net return basis for each of the 1-, 3-, 5- and 10-year periods. The Broadridge Performance Information showed that BGB’s Sharpe ratio on a net return basis was ranked fifth, seventh, seventh and seventh, respectively, among its Peer Group funds for the 1-, 3-, 5- and 10- year periods.

In assessing Fund performance, the Adviser noted that the small number and varying investment strategies of funds in the Peer Groups for BSL, BGX and BGB made meaningful performance comparisons challenging. The Adviser also noted the particular limitations of the BGX and BGB Peer Group, highlighting the broadly defined investment strategies employed and returns achieved by funds in their Peer Group (relative to the BSL Peer Group). In addition to the Broadridge Performance Information, the Board considered information provided by the Adviser regarding the Funds and the Morningstar Classifications and their respective Peer Groups as to differences in each Fund’s portfolio composition by asset class, credit rating, investment size, and other relevant metrics.

The Board also took into account the credit review and other processes employed by the Adviser in managing the Funds’ investment portfolios, including that the Adviser’s investment process is highly disciplined, repeatable and proactively-enhanced. Based on its review and considering other relevant factors, including those noted above, the Board concluded that the Funds’ performance was acceptable.

Management Fees and Expenses

The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable by each Fund to the Adviser under its respective Agreement in light of the nature, extent and overall quality of the investment advisory and other services the Adviser provides to that Fund.

Additionally, the Board received and considered information and analyses (the “Broadridge Expense Information”) that Broadridge prepared, comparing, among other things, the Advisory Fee for each Fund and each Fund’s overall expenses with corresponding information contained in the Morningstar Classifications and each Fund’s Peer Group. The comparison was based upon the constituent funds’ latest fiscal years. The discussion below focuses on the Funds’ expenses relative to their respective Peer Groups, rather than to the broader Morningstar Classifications.

[1]	First in these performance rankings represents the fund with the best returns in the Peer Group, and last in these performance rankings represents the fund with the worst returns in the Peer Group measured on a net return basis.

104	www.blackstone.com/bxci-closed-end-funds

Blackstone Credit & Insurance Funds	Approval of Investment Advisory Agreement

June 30, 2026 (Unaudited)

BSL

The five other funds in BSL’s Peer Group had average common share net assets ranging from $166.70 million to $2,083.6 million. Four of the other funds in the Peer Group were larger than BSL and one was smaller. The Broadridge Expense Information—which compared BSL’s actual total expenses to the Peer Group—showed, among other things, that the Fund’s actual Advisory Fee (i.e., giving effect to any voluntary fee waivers implemented by the Adviser with respect to the Fund and by the managers of the other Peer Group funds) as compared on the basis of common share net assets, ranked fifth among the six funds in the Peer Group and was higher (i.e., worse) than the Peer Group median for that expense component. The Board noted that BSL’s actual advisory fee was closer to the average for managers with smaller fixed-income retail platforms. The Fund’s actual total expenses, compared on the basis of common share net assets, ranked fourth among the funds in the Peer Group and were higher than the Peer Group median for that expense component.

BGX

The six other funds in BGX’s Peer Group (which was the same as BGB’s Peer Group and included BGB) had average common share net assets ranging from $109.5 million to $2,083.6 million. Five of the other funds in the Peer Group were larger than BGX and one was smaller. The Broadridge Expense Information—which compared BGX’s actual total expenses to the Fund’s Peer Group—showed, among other things, that the Fund’s actual Advisory Fee as compared on the basis of common share net assets, ranked fifth among the funds in the Peer Group and was higher (i.e., worse) than the Peer Group median for that expense component. The Fund’s actual total expenses, compared on the basis of common share net assets, ranked fourth among the funds in the Peer Group and equaled the Peer Group median for that expense component.

BGB

The six other funds in BGB’s Peer Group (which was the same as BGX’s Peer Group and included BGX) had average common share net assets ranging from $109.5 million to $2,083.6 million. Three of the other funds in the Peer Group were larger than BGB and three were smaller. The Broadridge Expense Information—which compared BGB’s actual total expenses to the Fund’s Peer Group—showed, among other things, that the Fund’s actual Advisory Fee as compared on the basis of common share net assets, ranked sixth among the funds in the Peer Group and was higher (i.e., worse) than the Peer Group median for that expense component. The Board noted that BGB’s actual advisory fee was closer to the average for managers with smaller fixed-income retail platforms. The Fund’s actual total expenses, compared on the basis of common share net assets, ranked last among the funds in the Peer Group and were higher than the Peer Group median for that expense component.

The Board took into account that the Contract Renewal Information indicated that the gross expense ratios of BSL, BGX and BGB decreased year-over-year.

In its evaluation of the Advisory Fee and the Broadridge Expense Information for each Fund, the Board took into account the complexity of each Fund’s investment program and the credit review and other processes the Adviser employs in managing the Funds’ investment portfolios, including how the Adviser’s standing and reputation and the strength of its trading, middle office and risk management support teams is beneficial to the Funds. The Board noted that the relatively limited number of closed-end funds compared to the open-end fund universe makes concise peer grouping comparisons challenging. The Board considered the Adviser’s belief that in making such peer comparisons, smaller funds, such as BSL and BGX, may be disadvantaged versus larger funds that have greater opportunities for economies of scale.

The Board also considered Contract Renewal Information regarding fees (including sub-advisory fees) charged by the Adviser to other U.S. clients investing primarily in an asset class similar to that of the Funds, including, where applicable, institutional commingled funds and exchange-traded funds. The Board was advised that the base fees paid by such institutional and other clients generally are lower, and may be significantly lower, than the Advisory Fee for any one Fund. The Contract Renewal Information discussed the significant differences in scope of services provided to the Funds as compared to these other clients, noting that the Funds are subject to heightened regulatory requirements relative to institutional clients; that the Funds require additional resources for administration; and that the Adviser manages the leverage arrangements of the Funds and coordinates and oversees the provision of services to the Funds by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Advisory Fee for each Fund was reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to such Fund under its Agreement.

Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to each Fund for each of the past two fiscal years, as well as a description of the methodology by which the Adviser calculates that profitability and any changes in the methodology since the prior year. In addition, the Board received Contract Renewal Information with respect to the Adviser’s revenue and cost allocation methodologies it used in preparing such profitability data. The Board agreed that the Adviser’s profitability in providing investment advisory and other services to each Fund was not excessive in light of the nature, extent and overall quality of such services.

Economies of Scale

The Board received Contract Renewal Information concerning whether the Adviser would realize economies of scale if the Funds’ assets grow. The Board noted that BGB currently does not have any plans to seek additional assets beyond maintaining its dividend reinvestment plan, and that any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio. The Board determined that for each Fund, to the extent economies of scale may be realized by the Adviser, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.

Semi-Annual Report | June 30, 2026	105

Blackstone Credit & Insurance Funds	Approval of Investment Advisory Agreement

June 30, 2026 (Unaudited)

Other Benefits to the Adviser

The Board considered other benefits the Adviser and its affiliates receive as a result of the Adviser’s relationship with each of the Funds and did not regard such benefits as excessive.

* * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreement for a period of one additional year.

The Board did not identify any single factor it reviewed as being the principal factor in determining whether to approve continuation of each Agreement for the next year, and each Board member attributed different weights to the various factors. The Independent Trustees were advised by their Independent Counsel throughout the process. Prior to the Review Sessions and the Contract Renewal Meeting, the Independent Trustees received a memorandum as to their responsibilities from their Independent Counsel. Prior to voting, the Independent Trustees discussed the proposed continuation of the Agreements in a private session with their Independent Counsel at which no representatives of the Adviser or Fund management were present.

106	www.blackstone.com/bxci-closed-end-funds

Blackstone Credit & Insurance Funds	Trustees & Officers

June 30, 2026 (Unaudited)

The overall management of the business and affairs of the Funds, including oversight of the Adviser, is vested in the Board. The Board is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board to hold office until removed or replaced by the Board or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Adviser, the Trustees and the Funds’ officers is 345 Park Avenue, New York, NY 10154, unless specified otherwise below. The SAI includes additional information about the board members and is available, without charge, upon request. Shareholders may call (888) 756-8443 or email BlackstoneShareholderRelations@Blackstone.com to request the SAI.

NON-INTERESTED TRUSTEE(1)

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Jane M. Siebels Birth Year: 1960	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: November 2021 BGX: November 2021 BGB: November 2021 Term Expires: BSL: 2029 BGX: 2029 BGB: 2029	Ms. Siebels was formerly a Consultant at Per4M and advises a small global equity hedge fund. Currently, she is the CEO of Homer Technology.	3	Scotia Bank (Bahamas); Scotia Bank International (Bahamas); Scotia Trust (Bahamas); First Trust Bank (Bahamas); Global Innovation Fund; Willow Tree Capital
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2027 BGX: 2027 BGB: 2027	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm.	3	Sisecam Resources LP (formerly, Ciner Resources LP) (master limited partnership) (until 2023)
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2027 BGX: 2027 BGB: 2027	Mr. Schpero is retired. Prior to January 2000, he was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	3	EQ Advisors Trust; 1290 Funds

Semi-Annual Report | June 30, 2026	107

Blackstone Credit & Insurance Funds	Trustees & Officers

June 30, 2026 (Unaudited)

INTERESTED TRUSTEE(3)

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Daniel Leiter Birth Year: 1983	Chairman of the Board, President, Chief Executive Officer, Trustee	Trustee Since: BSL: November 2024 BGX: November 2024 BGB: November 2024 Term Expires: BSL: 2028 BGX: 2028 BGB: 2028	Mr. Leiter is the Head of International for Blackstone Credit & Insurance and the Global Head of Liquid Credit Strategies. Prior to joining Blackstone in 2024, Mr. Leiter worked at Morgan Stanley where he was most recently a Managing Director in Fixed Income.	3	None

108	www.blackstone.com/bxci-closed-end-funds

Blackstone Credit & Insurance Funds	Trustees & Officers

June 30, 2026 (Unaudited)

OFFICERS

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel Leiter Birth Year: 1983	Chairman of the Board, President, Chief Executive Officer, Trustee	Officer Since: BSL: November 2024 BGX: November 2024 BGB: November 2024 Term of Office: Indefinite	Mr. Leiter is the Head of International for Blackstone Credit & Insurance and the Global Head of Liquid Credit Strategies. Prior to joining Blackstone in 2024, Mr. Leiter worked at Morgan Stanley where he was most recently a Managing Director in Fixed Income. At Morgan Stanley, Mr. Leiter was globally responsible for the Securitized Products Trading and Alternative Financing businesses. He was also the head of European Securitized Products across all business lines including trading, sales, structuring and lending.
Gregory Roppa Birth Year: 1979	Chief Financial Officer and Treasurer	Officer Since: BSL: March 2022 BGX: March 2022 BGB: March 2022 Term of Office: Indefinite	Mr. Roppa is a Managing Director in the Global Fund Finance group at Blackstone, where he focuses on the accounting and financial reporting for certain entities within Blackstone Credit & Insurance, and Real Estate businesses. Before joining Blackstone in 2019, Mr. Roppa was the Director of Operations and Fund Accounting for Clinton Group Inc., an alternative asset management firm.
Robert Post Birth Year: 1989	Executive Vice President and Assistant Secretary	Officer Since: BSL: January 2024 BGX: January 2024 BGB: January 2024 Term of Office: Indefinite	Mr. Post is a Managing Director and the Head of U.S. CLO Management & Loan Trading for Blackstone Credit & Insurance. Mr. Post is also a Portfolio Manager of the U.S. closed-end funds. Before joining Blackstone in 2017, Mr. Post was a Junior Portfolio Manager at BlackRock, where his responsibilities included various leveraged loan and high yield mandates.
Patricia Leeson(4) Birth Year: 1992	Secretary	Officer Since: BSL: May 2026 BGX: May 2026 BGB: May 2026 Term of Office: Indefinite	Ms. Leeson is a Vice President in the Legal & Compliance Group at Blackstone. She assists in legal matters relating to registered investment companies within Blackstone's Credit & Insurance and Private Wealth businesses and plays a key role in the structuring, launch and operations of a number of other registered funds at the firm. Prior to joining Blackstone in 2025, Ms. Leeson was an associate in the Financial Services and Investment Management Group of Dechert LLP.
William Renahan Birth Year: 1969	Chief Compliance Officer	Officer Since: BSL: September 2022 BGX: September 2022 BGB: September 2022 Term of Office: Indefinite	Mr. Renahan is a Managing Director in the Legal & Compliance Group at Blackstone. Before joining Blackstone in 2022, he was a Senior Managing Director and Chief Compliance Officer at Duff & Phelps Investment Management.
Valerie Naratil Birth Year: 1988	Public Relations Officer	Officer Since: BSL: February 2021 BGX: February 2021 BGB: February 2021 Term of Office: Indefinite	Ms. Naratil is a Managing Director within the Institutional Client Solutions group of Blackstone Credit & Insurance. Ms. Naratil focuses on product strategy and product development for Liquid Credit Strategies. Before joining Blackstone Credit & Insurance in 2014, Ms. Naratil worked at UBS Investment Bank, advising corporate clients across the Healthcare industry.

(1)	Except for Daniel Leiter, the address of each Trustee/Nominee and Officer, unless otherwise noted, is Blackstone Alternative Credit Advisors LP, 345 Park Avenue, New York, NY 10154. Daniel Leiter's address is Berkeley Square House, London, W1J6BD, United Kingdom.
(2)	The “Fund Complex” consists of the Blackstone Credit & Insurance Closed-End Funds, Blackstone Secured Lending Fund ("BXSL"), Blackstone Private Credit Fund ("BCRED"), Blackstone Alternative Multi-Strategy Fund ("BXMIX"), Blackstone Private Real Estate Credit & Income Fund ("BREC") and Blackstone Private Multi-Asset Credit and Income Fund ("BMACX"). Only the Funds fall under the Trustees’ purview.
(3)	"Interested person" of the Funds as defined in Section 2(a)(19) of the 1940 Act. Mr. Leiter is an interested person due to his employment with the Adviser.
(4)	Effective May 28, 2026, Kevin Michel resigned from his positions as Chief Legal Officer and Secretary of the Funds and the Board appointed Patricia Leeson to the position of Secretary of the Funds.

Semi-Annual Report | June 30, 2026	109

Blackstone

Trustees
Daniel Leiter
Chairman of the Board of Trustees
Thomas W. Jasper
Gary S. Schpero
Jane M. Siebels

Investment Manager
Blackstone Liquid Credit Strategies LLC
345 Park Avenue
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, 10th Floor
Denver, Colorado 80203

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Transfer Agent
Computershare Inc.
150 Royall Street
Canton, Massachusetts 02021

Fund Officers
Daniel Leiter
President and Chief Executive Officer
Gregory Roppa
Chief Financial Officer and Treasurer
Robert Post
Executive Vice President and Assistant Secretary
Patricia Leeson
Secretary
William Renahan
Chief Compliance Officer
Valerie Naratil
Public Relations Officer

DRIP Administrator
Computershare
P.O. Box 358035
Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0001

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit 2027 Term Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their securities in the open market.
Information on the Funds is available at www.blackstone.com/bxci-closed-end-funds.

1.877.876.1121 | WWW.BLACKSTONE.COM/BXCI-CLOSED-END-FUNDS

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Approval of Investment Advisory Agreement in Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this Report.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The registrant did not engage in securities lending activities during its most recent fiscal year.

(b)	The registrant did not engage in any securities lending activity and no services were provided by the securities lending agent to the registrant during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Long-Short Credit Income Fund

By:	/s/ Daniel Leiter
Daniel Leiter (Principal Executive Officer)
President and Chief Executive Officer

Date:	September 4, 2026

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone Long-Short Credit Income Fund

By:	/s/ Daniel Leiter
Daniel Leiter (Principal Executive Officer)
President and Chief Executive Officer

Date:	September 4, 2026

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 4, 2026